UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-3651
                                   -------------------------------------------

                           Touchstone Strategic Trust
------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

      221 East Fourth Street, Cincinnati, Ohio 45202
------------------------------------------------------------------------------
      (Address of principal executive offices)        (Zip code)

      Jill T. McGruder, 221 East Fourth Street, Cincinnati, Ohio 45202
------------------------------------------------------------------------------
                  (Name and address of agent for service)

Registrant's telephone number, including area code:   (513) 362-8000
                                                   ---------------------------

Date of fiscal year end:      3/31/05
                           ---------------

Date of reporting period:     3/31/05
                           ---------------

      Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

      A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.

Annual Report


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Growth Fund Touchstone Growth Opportunities Fund Touchstone Large Cap Growth Fun
Touchstone Micro Cap Growth Fund Touchstone Small Cap Growth Fund Touchstone Emerging Growth Fund Touchstone Small Cap Growth Fund Touchstone Large Cap Growt Fund Touchstone Growth Opportunities Fund Touchstone Large Cap Growth Fund Touchstone Micro Cap Growth Fund Touchstone Small Cap Growth Fund Touchstone Emerging Growth Fund Touchstone Small Cap Growth Fund Touchstone Large Cap Growt


                                                                  MARCH 31, 2005

--------------------------------------------------------------------------------

        [LOGO]  TOUCHSTONE
                INVESTMENTS

--------------------------------------------------------------------------------
                                 Annual Report
--------------------------------------------------------------------------------

        Touchstone Emerging Growth Fund

        Touchstone Growth Opportunities Fund

        Touchstone Large Cap Core Equity Fund

        Touchstone Large Cap Growth Fund

        Touchstone Micro Cap Growth Fund

        Touchstone Small Cap Growth Fund

        Touchstone Value Plus Fund





         Research    o      Design    o      Select     o        Monitor

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

TABLE OF CONTENTS
================================================================================

                                                                            Page
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Letter from the President                                                      3
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Management's Discussion of Fund Performance                                 4-19
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Tabular Presentation of Portfolios of Investments                             20
--------------------------------------------------------------------------------
Statements of Assets and Liabilities                                       21-24
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Statements of Operations                                                   25-28
--------------------------------------------------------------------------------
Statements of Changes in Net Assets                                        29-33
--------------------------------------------------------------------------------
Financial Highlights                                                       34-56
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Notes to Financial Statements                                              57-71
--------------------------------------------------------------------------------
Portfolios of Investments:
--------------------------------------------------------------------------------
        Emerging Growth Fund                                               72-75
--------------------------------------------------------------------------------
        Growth Opportunities Fund                                          76-77
--------------------------------------------------------------------------------
        Large Cap Core Equity Fund                                         78-79
--------------------------------------------------------------------------------
        Large Cap Growth Fund                                              80-81
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        Micro Cap Growth Fund                                              82-84
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        Small Cap Growth Fund                                              85-88
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        Value Plus Fund                                                    89-91
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Report of Independent Registered Public Accounting Firm                       92
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Other Items                                                               93-102
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Management of the Trust                                                  103-105
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2

LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

We are pleased to provide you with the Touchstone Strategic Trust Annual Report. Inside you will find key financial information and management commentary for the twelve months ended March 31, 2005.

Despite surging oil prices, an anemic job market, geopolitical risk and seven interest rate hikes in ten months, U.S. equity markets were able to post positive results for the 12-month period ended March 31, 2005, as indicated by the 6.69% total return of the S&P 500 Index.

There were significant performance disparities within the equity markets during the past year. Value style investing continued its dominance over a growth approach, outperforming across all capitalization ranges. For example, within the broad U.S. equity universe, value stocks as represented by the Russell 3000 Value Index which had a total return of 12.88% versus growth stocks, as indicated by the Russell 3000 Growth Index had a total return of 1.15%. U.S. mid-cap stocks substantially outperformed smaller and larger capitalization stocks and Energy clearly lead other sectors of the market as prices of crude oil rose steadily.

We remain committed to providing investment excellence through an array of strategically focused mutual funds. We seek solid and sustainable performance delivered by proven sub-advisors, who employ a disciplined investment approach within their own area of expertise.

Maintaining an appropriate level of diversification in your portfolio is essential for long-term investing and may help to achieve your individual investment goals. Your financial professional can help you focus on the right mix of equity, bond and money market funds and develop a strategy that meets your needs and risk tolerance.

On behalf of my colleagues at Touchstone Investments, I thank you for the trust you've placed in us and the opportunity to assist with your investments. We look forward to serving you in the future.

Best regards,


/s/ Jill T. McGruder

Jill T. McGruder
President
Touchstone Strategic Trust

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(UNAUDITED)
================================================================================

EMERGING GROWTH FUND

PERFORMANCE AND MARKET OVERVIEW

The Fund's total return was 4.13% for the twelve months ended March 31, 2005. The total return for the Russell Midcap Index was 14.05% for the same period.

TCW INVESTMENT MANAGEMENT COMPANY, LLC

PORTFOLIO REVIEW

With interest rates poised to move higher in an improving economy, we are comfortable with our portfolio and expect it to benefit from an eventual market rotation. Given the attractive valuations of equities in the inefficiently priced Industrial sector, we have been building positions throughout the year with the objective of harvesting profits over the next two to three years. Over the past 35 years, there have been seven industrial capital spending cycles, lasting an average of 10 quarters, and the current cycle is only in its third quarter.

We believe our portfolio's underweight in Financials and overweights in the economically sensitive Industrials and Technology sectors should begin to produce outperformance relative to its benchmark as investors rotate back toward stocks benefiting from economic expansion. Many of our semiconductor-related and passive-component holdings sustained a supply chain disruption over the past nine months as a component inventory buildup across the distribution channel forced many companies to throttle back production. Inventories are now back in balance, and company managements are reporting a resumption of revenue growth and operating margin expansion. This should presage improved stock performance.

CURRENT STRATEGY AND OUTLOOK

As we look at relative valuations across equity market sectors, it appears reasonable to assume that many of the best performing companies in the recent past have heightened interest rate sensitivity, including Homebuilders and Financials, among others. These companies will be most vulnerable to the changing interest rate landscape. While price/earnings multiples will be compressed by higher interest rates, companies that continue to grow their earnings faster than the overall market should deliver superior risk-adjusted returns.

Our bottom-up value approach remains focused on identifying high quality companies with profitable business models run by top-notch management teams. Most important, however, is the emphasis we place on valuation, including such metrics as enterprise value to cash flow. The portfolio is well diversified across a host of special situations selling at discounts to our calculations of their intrinsic values based on normalized earnings, cash flow and private market values. At present, there is a widening gap between the intrinsic worth of our holdings and their depressed market prices. This is a function of liquidity being drained from the financial markets by a less accommodative monetary policy as well as a rise in business credit demands. As the equity market begins to discount a peak in today's restrictive Federal Reserve policy, to be followed by improving liquidity conditions, we would expect an upward adjustment in equity prices to more accurately reflect their intrinsic valuations.

Despite the tough macro environment, we remain sanguine about the attractive risk-reward potential of our holdings as improving corporate earnings and margin expansion should generate excellent risk-adjusted returns over the next several years.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(UNAUDITED)
================================================================================

WESTFIELD CAPITAL MANAGEMENT COMPANY, LLC

PORTFOLIO REVIEW

Materials and Energy were the areas where our portion of the Fund posted relative gains. Materials added the most value due to our positive thesis on the coal industry. Energy was also a positive contributor to performance both from an allocation and stock selection perspective. Our Energy positions are focused in the exploration and production areas with an emphasis on Natural Gas and Oil Service.

Our stakes in Consumer Discretionary and Health Care stocks detracted from performance. The largest detractor from performance occurred in Consumer Discretionary, as the portfolio was hurt by stock selection plus an underweight to the group. During the twelve-month period, our Broadcasting & Cable Television investments detracted from performance as our view towards increased advertising spending due to the presidential election and the Olympics did not materialize. We are underweight this sector and believe the consumer will face headwinds going forward.

Health Care also hurt performance during the year as stock selection in the Pharmaceutical and Health Care Distributor industries suffered. Health Care has been a positive contributor in the past and an area where we had consistently outperformed. We are confident that our overweight in the sector and stock selection will add value in the coming quarters.

CURRENT STRATEGY AND OUTLOOK

We believe that fundamental stock selection will be rewarded in the coming months and we will continue to work diligently to improve our relative returns.

We remain focused on identifying companies that can earn and grow their bottom lines in excess of consensus estimates. Our portion of the Fund's success will depend on our ability to discover management teams that can generate profits and execute when year-over-year comparisons in several industries are expected to become more challenging.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(UNAUDITED)
================================================================================

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
           EMERGING GROWTH FUND - CLASS A*, THE RUSSELL MIDCAP INDEX,
                THE RUSSELL 2500 INDEX AND THE RUSSELL 2000 INDEX

  [The following table was represented by a line chart in the printed material]

--------------------------------------------------------------------------------

             Emerging Growth        Russell Midcap      Russell 2000      Russell 2500
  Date       Fund - Class A             Index              Index             Index
--------     ---------------        --------------      ------------      ------------
03/31/95          9,425                 10,000             10,000            10,000
03/31/96         11,571                 12,911             12,905            12,982
06/30/96         12,090                 13,275             13,550            13,522
09/30/96         11,765                 13,691             13,596            13,826
12/31/96         12,251                 14,492             14,303            14,596
03/31/97         11,752                 14,373             13,564            14,107
06/30/97         13,831                 16,322             15,763            16,239
09/30/97         16,112                 18,489             18,108            18,569
12/31/97         16,196                 18,694             17,501            18,152
03/31/98         17,693                 20,713             19,262            20,012
06/30/98         17,026                 20,401             18,364            19,178
09/30/98         13,740                 17,377             14,664            15,520
12/31/98         16,625                 20,582             17,056            18,221
03/31/99         16,142                 20,485             16,131            17,357
06/30/99         19,129                 22,709             18,640            20,204
09/30/99         19,117                 20,759             17,462            18,901
12/31/99         24,248                 24,335             20,682            22,619
03/31/00         28,595                 26,791             22,146            24,903
06/30/00         29,252                 25,583             21,309            23,907
09/30/00         31,283                 27,325             21,545            24,481
12/31/00         30,533                 26,344             20,056            23,585
03/31/01         27,178                 23,580             18,751            21,540
06/30/01         31,265                 25,828             21,430            24,491
09/30/01         26,582                 21,215             16,975            19,887
12/31/01         32,687                 24,864             20,555            23,874
03/31/02         33,354                 25,920             21,373            24,767
06/30/02         29,253                 23,445             19,588            22,629
09/30/02         23,102                 19,309             15,396            18,404
12/31/02         25,001                 20,839             16,345            19,626
03/31/03         24,049                 20,345             15,611            18,824
06/30/03         28,931                 24,060             19,267            22,948
09/30/03         31,684                 25,607             21,017            24,956
12/31/03         35,839                 29,184             24,068            28,557
03/31/04         37,623                 30,684             25,575            30,236
06/30/04         38,123                 31,129             25,695            30,339
09/30/04         35,180                 30,867             24,960            29,575
12/31/04         39,630                 35,084             28,477            33,780
03/31/05         39,185                 34,996             26,956            32,719

--------------------------------------------------------------------------------
                              EMERGING GROWTH FUND
                         AVERAGE ANNUAL TOTAL RETURNS**

                      1 YEAR    5 YEARS    10 YEARS     SINCE INCEPTION*
            CLASS A   (1.88%)    5.25%      14.63%           14.64%
            CLASS B   (0.53%)      --          --             6.11%
            CLASS C    3.36%     5.74%      14.44%           14.38%
--------------------------------------------------------------------------------

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------

*The chart above represents performance of Class A shares only, which will vary from the performance of Class B and Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on October 3, 1994 and the initial public offering of Class B and Class C shares commenced on May 1, 2001 and January 1, 1999, respectively. The Class C performance information is calculated using the historical performance of the Fund's predecessor, which was another mutual fund that began operations on October 3, 1994.

**The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(UNAUDITED)
================================================================================

GROWTH OPPORTUNITIES FUND

MASTRAPASQUA ASSET MANAGEMENT, INC.

PERFORMANCE AND MARKET OVERVIEW

The Fund's total return was -0.78% for the twelve months ended March 31, 2005. The total return for the Russell 1000 Growth Index was 1.16% for the same period.

The broad equity indexes reconnected with solid economic and corporate fundamentals to attain higher levels at year-end 2004. The November election results brought clarity to future fiscal and tax policy. Corporate balance sheets, profits, cash flow and earnings were strong, suggesting improved impetus for growth. During the first quarter 2005, nearly every broad equity market index posted negative returns. Investors contended with the gloomy specter of rising energy costs as a contributor to inflation which completely overshadowed reports of a relatively stable U.S. dollar, strong corporate earnings and GDP growth. Merger and acquisition activity and the number of IPOs were also strong indicators of continuing economic expansion.

PORTFOLIO REVIEW

The Fund benefited from its Energy, Health Care and Transportation holdings and was adversely affected by its Technology holdings during the year. We sold most of our stocks in the Retail and Restaurant sector as they negatively affected Fund performance.

We rely on a disciplined top-down approach to assess the nature, duration and risk factors underlying the current economic, political and market environment to determine sector and security selection. We continue to believe that although the consumer remains an active participant in the economic expansion, leadership will now come from Capital Goods. Therefore, we took advantage of this prospect, and added companies benefiting from increased capital spending due to the implications of higher energy costs. The Industrial Products sector also was expanded.

CURRENT STRATEGY AND OUTLOOK

While the long period of equity market consolidation combined with seemingly strong economic results has proved frustrating, from a historical perspective, this type of "base-building" usually correlates to the length of the ensuing bull market. Therein lies the good news. In our judgment, the outlook for the economy and stock prices is decidedly better than recent performance would suggest.

Equities appear to possess a more favorable upside versus downside relationship. The fundamentals for quality equities, particularly in growth sectors, have become even more attractive relative to other asset classes. We expect that equities will perform well in 2005, particularly growth companies with experienced management, healthy balance sheets, a broad product mix and improving cash flow which fit the profile of Fund investments. Furthermore, equities appear to remain significantly undervalued relative to bonds.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(UNAUDITED)
================================================================================

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
       GROWTH OPPORTUNITIES FUND - CLASS A*, THE RUSSELL 1000 GROWTH INDEX
                       AND THE STANDARD & Poor's 500 Index

  [The following table was represented by a line chart in the printed material]

--------------------------------------------------------------------------------
                    Growth Opportunities     Russell 1000      Standard & Poor's
  Date                Fund -- Class A        Growth Index          500 Index
--------            --------------------     ------------      -----------------
09/29/95                    9,425               10,000              10,000
12/31/95                    9,915               10,456              10,576
03/31/96                   10,792               11,017              11,144
06/30/96                   10,895               11,718              11,644
09/30/96                   11,084               12,140              12,004
12/31/96                   11,963               12,873              13,004
03/31/97                   12,067               12,943              13,353
06/30/97                   14,174               15,392              15,684
09/30/97                   16,037               16,549              16,859
12/31/97                   14,807               16,801              17,343
03/31/98                   16,497               19,346              19,762
06/30/98                   16,790               20,224              20,415
09/30/98                   15,363               18,386              18,384
12/31/98                   20,591               23,302              22,299
03/31/99                   21,427               24,784              23,410
06/30/99                   23,277               25,738              25,060
09/30/99                   23,412               24,796              23,496
12/31/99                   34,644               31,033              26,992
03/31/00                   40,472               33,242              27,611
06/30/00                   40,196               32,345              26,877
09/30/00                   42,319               30,605              26,617
12/31/00                   33,758               24,070              24,534
03/31/01                   24,923               19,040              21,624
06/30/01                   27,520               20,643              22,890
09/30/01                   20,170               16,636              19,530
12/31/01                   24,151               19,155              21,616
03/31/02                   22,690               18,659              21,676
06/30/02                   17,285               15,175              18,771
09/30/02                   14,577               12,891              15,528
12/31/02                   15,514               13,813              16,838
03/31/03                   15,851               13,665              16,308
06/30/03                   18,846               15,621              18,818
09/30/03                   19,545               16,231              19,316
12/31/03                   21,679               17,921              21,668
03/31/04                   22,541               18,063              22,035
06/30/04                   22,291               18,413              22,414
09/30/04                   20,756               17,450              21,994
12/31/04                   23,527               19,050              24,025
03/31/05                   22,366               18,271              23,508

--------------------------------------------------------------------------------
                            GROWTH OPPORTUNITIES FUND
                         AVERAGE ANNUAL TOTAL RETURNS**

                           1 YEAR     5 YEARS       SINCE INCEPTION*
            CLASS A       (6.47%)     (12.23%)            8.85%
            CLASS B       (5.89%)         --             (7.68%)
            CLASS C       (1.61%)     (11.93%)           (1.18%)
--------------------------------------------------------------------------------

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------

*The chart above represents performance of Class A shares only, which will vary from the performance of Class B and Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on September 29, 1995, and the initial public offering of Class B and Class C shares commenced on May 1, 2001 and August 2, 1999, respectively.

**The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(UNAUDITED)
================================================================================

LARGE CAP CORE EQUITY FUND

TODD INVESTMENT ADVISORS, INC.

PERFORMANCE AND MARKET OVERVIEW

The Fund's total return was 5.32% for the twelve months ended March 31, 2005. The total return for the Russell 1000 Index was 7.24% for the same period.

In October of last year, the Fund's benchmark was changed from the Dow Jones Industrial Average to the Russell 1000 Index, as we believe that it more accurately reflects the Fund's strategy.

PORTFOLIO REVIEW

Higher oil and raw materials prices set the market's tone for much of the past year. Continued demand from emerging markets contributed to higher commodity prices. In the Energy sector, takeovers and higher oil prices contributed to better sentiment and higher valuations. This fueled the rise in Energy and Materials stock prices and subsequently these sectors were Fund leaders during the period. Industrials were also a beneficiary of the market environment, as good economic growth, coupled with better capital spending, drove upward surprises for many of the names in the Fund. The weakest performers were in the Financials and Technology sectors.

CURRENT STRATEGY AND OUTLOOK

Our strategy has always been to hold 30 stocks at all times that we believe offer better appreciation potential than other stocks because of their attractive relative valuation and the presence of an active catalyst. We target stocks of large, established companies that are well-followed, tend to have deep management teams and closely scrutinized by the market. We select those with solid earnings, strong sales growth and reasonable valuations that have a catalyst present that would cause an increase in a stock's valuation.

When we add up the various important influences on the stock market, we come to the conclusion that this should be a relatively good year for large-cap, high-quality stocks, but not necessarily for the rest of the market. The market could remain range bound, but rotate towards the larger companies as higher rates lead investors to become more conservative in their investing, and move away from smaller, riskier companies.

The Fund is positioned for a sustained economic recovery, with an emphasis on large capitalization, attractively valued companies. We currently are overweight in the Industrials sector. We believe that the rebound in business capital spending has not satisfied the pent up demand within the economy. After the overspending of the 1990's, most companies reduced their investment in plant and equipment in the early part of this decade. The net result is that companies have become more efficient and profitable, but have also underinvested for the past few years. This is starting to change, and business capital spending is picking up smartly. We believe it will continue and therefore, we will focus on stocks in the Industrial sector.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(UNAUDITED)
================================================================================

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
         LARGE CAP CORE EQUITY FUND - CLASS A*, THE RUSSELL 1000 INDEX
                      AND THE DOW JONES INDUSTRIAL AVERAGE

  [The following table was represented by a line chart in the printed material]

--------------------------------------------------------------------------------
              Large Cap Core         Russell 1000           Dow Jones
   Date      Equity - Class A           Index            Industrial Average
----------   ----------------        ------------        ------------------
  05/16/00        9,425                 10,000                 10,000
  05/31/00        9,341                  9,647                  9,753
  06/30/00        9,273                  9,893                  9,695
  07/31/00        9,171                  9,729                  9,770
  08/31/00        9,571                 10,449                 10,437
  09/30/00        9,318                  9,964                  9,924
  10/31/00        9,588                  9,844                 10,229
  11/30/00        9,188                  8,945                  9,733
  12/31/00        9,263                  9,053                 10,089
  01/31/01        9,263                  9,351                 10,192
  02/28/01        8,936                  8,478                  9,848
  03/31/01        8,313                  7,915                  9,278
 6/30/2001        8,475                  8,415                  9,902
 9/30/2001        7,414                  7,133                  8,381
12/31/2001        8,434                  7,926                  9,541
 3/31/2002        8,634                  7,984                  9,947
 6/30/2002        7,522                  6,910                  8,880
 9/30/2002        6,003                  5,741                  7,331
12/31/2002        6,607                  6,210                  8,108
 3/31/2003        6,373                  6,027                  7,812
 6/30/2003        7,571                  6,976                  8,838
 9/30/2003        7,707                  7,185                  9,172
12/31/2003        8,646                  8,066                 10,401
 3/31/2004        8,693                  8,219                 10,356
 6/30/2004        8,904                  8,334                 10,484
 9/30/2004        8,493                  8,183                 10,180
12/31/2004        9,368                  8,985                 10,953
 3/31/2005        9,155                  8,814                 10,727

--------------------------------------------------------------------------------
                           LARGE CAP CORE EQUITY FUND
                         AVERAGE ANNUAL TOTAL RETURNS**

                           1 YEAR               SINCE INCEPTION*
            CLASS A       (0.79%)                    (1.80%)
            CLASS B        0.55%                     (0.51%)
            CLASS C        4.52%                     (1.23%)
--------------------------------------------------------------------------------

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------

*The chart above represents performance of Class A shares only, which will vary from the performance of Class B and Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares was May 1, 2000 and the initial public offering of Class B and Class C shares commenced on May 1, 2001 and May 16, 2000, respectively.

**The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(UNAUDITED)
================================================================================

LARGE CAP GROWTH FUND

NAVELLIER & ASSOCIATES, INC.

PERFORMANCE AND MARKET OVERVIEW

The Fund's total return was 14.62% for the twelve months ended March 31, 2005. The total return for the Russell 1000 Growth Index was 1.16% for the same period. The end result for investors was 13.46% of market outperformance.

The combination of uncertainties over the course of the conflict in Iraq, a tightening of Federal Reserve policy, higher energy prices, and the prospect of potential domestic political changes offered ample reason for investors to remain on the sidelines. While many market participants took a "wait and see" attitude with respect to equities during this period, the Fund continued to identify and buy many solid-performing stocks.

PORTFOLIO REVIEW

As the major indexes muddled through much of the year, the Fund's stock selection methodology proved highly resilient as quality stocks once again came to the forefront as superior market performers.

Much of the reason for the Fund's hefty gains rests in the consistent application of our rigorous quantitative stock selection methodology. The result is a dynamic realignment of stock selection criteria so as to focus on potentially attractive sectors of market strength.

For example, consider that over the course of the year, the Fund was initially positioned in stocks that could well be described as "GARP" (Growth At a Reasonable Price) type firms while later in the year the Fund had transitioned to stocks with more traditional growth characteristics. All the while, quality remained a key underlying component of the stock selection process. Among some of the more important indicators of quality included stocks with highly attractive sales and earnings growth as well as attractive operating margins.

Among the sectors yielding the greatest contributions to Fund performance were Technology and Integrated Oils. It can be argued that the performance of both sectors reflected a growing anticipation on the part of the market for improved domestic economic conditions. While the Fund was clearly firing on all cylinders over the year, the Producer Durables and Materials sectors failed to live up to expectations.

CURRENT STRATEGY AND OUTLOOK

We believe the Fund continues to be well positioned in stocks with exceptionally strong fundamentals. For example, the average sales growth and average return on equity for stocks within the Fund are at attractive premiums relative to its benchmark, the Russell 1000 Growth Index.

Looking forward, we believe the stock market will be very narrowly focused on stocks with superior fundamentals. The equity market routinely finds itself climbing a wall of worry over the course of time. However, despite the bray of market naysayers, it seems reasonable that profitable, quality companies should continue to be in a position to benefit. Thus, given that our models typically are positioned in quality stocks, we remain optimistic that our disciplined stock selection style will be rewarded.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(UNAUDITED)
================================================================================

                 COMPARISON OF THE CHANGE IN VALUE OF A $10,000
                    INVESTMENT IN THE LARGE CAP GROWTH FUND -
                   CLASS A* AND THE RUSSELL 1000 GROWTH INDEX

  [The following table was represented by a line chart in the printed material]

--------------------------------------------------------------------------------
  Date            Large Cap Growth - Class A      Russell 1000 Growth Index
---------         --------------------------      -------------------------
12/19/97                     9,425                          10,000
12/31/97                     9,666                          10,300
03/31/98                    10,911                          11,861
06/30/98                    11,562                          12,400
09/30/98                    10,685                          11,273
12/31/98                    13,646                          14,287
03/31/99                    15,598                          15,196
06/30/99                    15,853                          15,780
09/30/99                    15,890                          15,202
12/31/99                    22,246                          19,025
03/31/00                    26,829                          20,380
06/30/00                    25,622                          19,830
09/30/00                    28,103                          18,764
12/31/00                    20,542                          14,759
03/31/01                    14,794                          11,674
06/30/01                    15,579                          12,657
09/30/01                    13,216                          10,200
12/31/01                    15,721                          11,744
03/31/02                    15,191                          11,441
06/30/02                    13,906                           9,304
09/30/02                    12,015                           7,904
12/31/02                    11,523                           8,470
03/31/03                    11,798                           8,379
06/30/03                    13,386                           9,578
09/30/03                    13,972                           9,953
12/31/03                    15,626                          10,989
03/31/04                    16,363                          11,076
06/30/04                    17,044                          11,291
09/30/04                    16,439                          10,700
12/31/04                    18,301                          11,682
03/31/05                    18,755                          11,204

--------------------------------------------------------------------------------
                              LARGE CAP GROWTH FUND
                         AVERAGE ANNUAL TOTAL RETURNS**

                           1 YEAR     5 YEARS       SINCE INCEPTION*
            CLASS A         8.00%      (8.01%)            9.02%
            CLASS B         9.69%         --             14.81%
            CLASS C        13.81%         --             17.39%
            CLASS I           --          --              8.29%
--------------------------------------------------------------------------------

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------

* The chart above represents performance of Class A shares only, which will vary from the performance of Class B and Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares was December 19, 1997 and the initial public offering of Class B and Class C commenced on October 4, 2003. The initial public offering of Class I commenced on November 10, 2004.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(UNAUDITED)
================================================================================

MICRO CAP GROWTH FUND

BJURMAN, BARRY & ASSOCIATES

PERFORMANCE AND MARKET OVERVIEW

The Fund's total return was 10.70% since the Fund's inception on June 22, 2004 through March 31, 2005. The total return for the Russell 2000 Growth Index was 5.19% for the same period.

PORTFOLIO REVIEW

The Fund performed well during this period partially because of the large positive cash flow into the Fund. This positive cash flow during a weak market environment allowed for the opportunity to purchase stocks of the fastest growing companies at very attractive prices. The stocks in our portfolio had a median past 12-month EPS Growth of 128.6% versus 28.7% for the Russell 2000 Growth Index. The median market cap for the Fund was $191 million versus $489 million for the Index.

We invested in companies that are growing rapidly and purchased individual companies based on their own merits, regardless of the sector.

CURRENT STRATEGY AND OUTLOOK

We continue to believe there is potential value in this attractive and inefficient part of the market. We believe in a diversified, well-balanced portfolio and seek to invest in rapidly growing companies based on their individual merits regardless of sector. We remove emotion from the decision making process by utilizing a disciplined buy and sell approach.

While high energy and commodity prices have threatened to slow down global economic growth, the U.S. economy has shown to be resilient and strong. The industries that have done particularly well - Homebuilding, Gaming, Apparel, and Retailers in general - hint of an improving economy. We are still finding opportunities for bottom up stock selection and expect the first quarter earnings season to lift the market and the Technology and Health Care sectors, which we believe are positioned to stage a comeback.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(UNAUDITED)
================================================================================

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MICRO CAP GROWTH FUND - CLASS A* AND THE RUSSELL 2000 GROWTH INDEX

  [The following table was represented by a line chart in the printed material]

--------------------------------------------------------------------------------
  Date         Micro Cap Growth Fund - Class A     Russell 2000 Growth Index
---------      -------------------------------     -------------------------
06/22/04                    9,425                           10,000
06/30/04                    9,679                           10,438
07/31/04                    8,794                            9,501
08/31/04                    8,435                            9,296
09/30/04                    9,039                            9,810
10/31/04                    9,152                           10,049
11/30/04                   10,038                           10,898
12/31/04                   11,056                           11,289
01/31/05                   10,358                           10,780
02/28/05                   10,820                           10,928
03/31/05                   10,433                           10,518

--------------------------------------------------------------------------------
                              MICRO CAP GROWTH FUND
                         AVERAGE ANNUAL TOTAL RETURNS**

                                               SINCE INCEPTION*
                  CLASS A                            4.34%
                  CLASS C                            9.10%
                  CLASS I                           12.84%
--------------------------------------------------------------------------------

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------

* The chart above represents performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A and Class C shares was June 22, 2004 and the initial public offering of Class I commenced on October 4, 2004.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a sharesholder would pay on Fund distributions or the redemption of Fund shares.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(UNAUDITED)
================================================================================

SMALL CAP GROWTH FUND

PERFORMANCE AND MARKET OVERVIEW

The Fund's total return was -2.43% for the twelve months ended March 31, 2005. The total return for the Russell 2000 Growth Index was 0.87% for the same period.

During the period, the Federal Reserve raised interest rates at a "measured pace." The yield curve flattened some but liquidity remains plentiful. Rising interest rates caused "multiples contraction" in the market as investors adjusted their stocks' valuations. The period was marked by continued strong worldwide expansion, particularly in Asia. This expansion and a cold winter in the Northern Hemisphere combined to keep demand for energy, oil and gas robust.

LONGWOOD INVESTMENT ADVISORS, INC.

PORTFOLIO REVIEW

Our portion of the Fund's performance was enhanced over the past year by its overweight in Energy-related securities. A few of the portfolio's wireless telecom holdings, classified as Utilities by Russell, were among our best performers.

Small-cap growth stocks are typically found in two sectors - Health Care and Technology. Our portfolio's performance has been hurt by some of its Technology stocks in the last year and is currently slightly overweight in Technology. Our Health Care stocks, while volatile in the last year, have performed roughly in-line with the benchmark. Health Care represents an equal weighting at the end of March after being underweight throughout most of the year.

Our portfolio continues to have an Energy overweight. This overweight is down from its peak last spring and has changed in composition from Oil and Gas Producers to more of an Oil Service industry concentration. We believe that the price of oil, which may have peaked, will trade within the $45 to $55 range going forward. Even at $55 per barrel, when adjusted for inflation, oil has only reached two-thirds of its 1970's peak price. This price level will still encourage a robust exploration cycle and consolidation in the sector.

Our wireless telecom holdings, mentioned above, gave our portfolio an overweight in the Utilities sector. We have been, and continue to be, underweight in the Consumer Discretionary and Services sectors. All other sectors were roughly in line with the benchmark.

CURRENT STRATEGY AND OUTLOOK

We consistently search for growth stocks that are sensibly priced. Employing primary fundamental research, we identify stocks with high growth rates, trading at reasonable price-earnings ratios. We meet with a company's management and research its customers and competitors. Our adherence to a strict "exit strategy" directs us to begin selling a security at the point when the fundamentals of a company no longer support its valuation.

The economy is still expanding, productivity remains high and inflation appears to be contained. The U.S. dollar remains near 10-year lows, a level that is quite favorable to U.S. exporters. We believe that when the Federal Reserve stops raising rates, the stage will be set for well-run companies to appreciate in value.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(UNAUDITED)
================================================================================

BJURMAN, BARRY & ASSOCIATES

PORTFOLIO REVIEW

During the period, the largest companies in the Russell 2000 Growth Index outperformed the smallest companies. Investors clearly favored value stocks over growth, which has moved the small cap growth-to-value premium to its lowest level since 1986. In addition, the companies with the fastest growth in earnings underperformed the slowest growing companies. The combination of these factors led to the underperformance of our portion of the Touchstone Small Cap Growth Fund.

Within the Russell 2000 Growth Index, the companies with the highest earnings per share growth as well as those with lower market capitalizations underperformed. We invested in companies that are growing rapidly and purchased individual companies based on their own merits, regardless of the sector. The stocks in our portfolio had a median past 12-month EPS Growth of 124.8% versus 28.7% for the Russell 2000 Growth Index. The median market cap for our portion of the Fund was $198 million versus $489 million for the Index.

CURRENT STRATEGY AND OUTLOOK

We believe that it is only a matter of time before investors begin to focus on earnings growth and realize that is what drives stock prices in the long-term. We continue to believe there is potential value in this attractive and inefficient part of the market. We believe in a diversified, well-balanced portfolio and seek to invest in rapidly growing companies based on their individual merits regardless of sector. We remove emotion from the decision making process by utilizing a disciplined buy and sell approach.

While high energy and commodity prices have threatened to slow down global economic growth, the U.S. economy has shown to be resilient and strong. The industries that have done particularly well - Homebuilding, Gaming, Apparel, and Retailers in general - hint of an improving economy. We are still finding opportunities for bottom-up stock selection and expect the first quarter earnings season to lift the market and the Technology and Health Care sectors, which we believe are positioned to stage a comeback.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(UNAUDITED)
================================================================================

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP GROWTH FUND - CLASS A* AND THE RUSSELL 2000 GROWTH INDEX

  [The following table was represented by a line chart in the printed material]

--------------------------------------------------------------------------------
  Date       Small Cap Growth Fund - Class A         Russell 2000 Growth Index
--------     -------------------------------         -------------------------
10/21/02                   9,425                               10,000
10/31/02                   9,482                               10,300
11/30/02                  10,236                               11,321
12/31/02                   9,585                               10,540
01/31/03                   9,425                               10,253
02/28/03                   9,086                                9,979
03/31/03                   9,218                               10,130
04/30/03                   9,991                               11,088
05/31/03                  11,018                               12,338
06/30/03                  11,734                               12,576
07/31/03                  12,516                               13,527
08/31/03                  13,261                               14,253
09/30/03                  13,289                               13,892
10/31/03                  14,731                               15,093
11/30/03                  15,108                               15,585
12/31/03                  14,889                               15,655
03/31/04                  15,487                               16,528
06/30/04                  15,323                               16,543
09/30/04                  14,407                               15,549
12/31/04                  15,914                               17,894
03/31/05                  15,111                               16,672

--------------------------------------------------------------------------------
                              SMALL CAP GROWTH FUND
                         AVERAGE ANNUAL TOTAL RETURNS**

                           1 YEAR               SINCE INCEPTION*
            CLASS A        (8.04%)                    18.43%
            CLASS B        (6.92%)                    19.57%
            CLASS C        (3.15%)                    20.54%
            CLASS I           --                       2.29%
--------------------------------------------------------------------------------

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------

*The chart above represents performance of Class A shares only, which will vary from the performance of Class B and Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering for Class A, Class B and Class C was October 21, 2002. The initial public offering of Class I commenced on May 5, 2004.

**The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a sharesholder would pay on Fund distributions or the redemption of Fund shares.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(UNAUDITED)
================================================================================

VALUE PLUS FUND

FORT WASHINGTON INVESTMENT ADVISORS, INC.

PERFORMANCE AND MARKET OVERVIEW

The Fund's total return was 6.34% for the twelve months ended March 31, 2005. The total return for the Russell 1000 Value Index was 13.17% for the same period.

The broad stock market, as demonstrated by the S&P 500 Index, returned a modest 6.69% for the period. Energy, which returned 47%, was the clear driver of returns for the period. Utilities were second with a respectable return of 25.5%, followed by cyclical companies in both the Industrial and Materials areas. All other sectors struggled. A common factor for the Energy and Utilities sectors' strong performance was the above-average dividend yields they offered; for Energy, the primary driver was clearly the rising cost of oil.

After the run-up following last year's presidential election, the stock market once again entered a trading range. Investors continued to maintain their hawkish views regarding inflation/interest rates, slowing earnings growth, and in some cases, indications of economic weakness. These concerns, along with rising energy prices, curbed the returns in most sectors while creating an "own at any price" mentality in Energy stocks.

PORTFOLIO REVIEW

Consistent with our "relative value" investment style, the Fund's performance was comparable to the S&P 500 Index. Because of our more diversified approach to managing the Fund, it had a higher weighting in Technology and Health Care, both of which struggled over the twelve-month period. Our belief is that these areas continue to offer value in this market, especially Health Care, as we anticipate better returns throughout the rest of this year.

Consumer Discretionary and Utilities contributed most to performance from a stock selection standpoint. Information Technology and Health Care were the weakest sectors of the Fund.

CURRENT STRATEGY AND OUTLOOK

Just as was the case for the range-bound market last year, investors are divided over which way the market will move from here. The bulls believe the economy will continue to grow at a strong enough pace to improve earnings and thus stock returns. The bears argue that inflation is back and thus the Federal Reserve will raise interest rates even more than is anticipated, slowing the economy and future earnings. The bear view would lead to a contraction of valuation and earnings as we move throughout the rest of the year.

We believe inflation is gradually creeping back into the system; however, the Federal Reserve is alert to this and will maintain the current course of raising interest rates. We consider the stock market to be fairly valued and believe earnings will continue to grow, albeit at a slower pace than in the past. We favor higher quality, more liquid names as we move throughout the rest of this year.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(UNAUDITED)
================================================================================

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
          VALUE PLUS FUND - CLASS A* AND THE RUSSELL 1000 VALUE INDEX

  [The following table was represented by a line chart in the printed material]

--------------------------------------------------------------------------------
  Date        Value Plus Fund - Class A       Russell 1000 Value Index
--------      -------------------------       ------------------------
05/01/98                9,425                           10,000
05/31/98                9,105                            9,852
06/30/98                9,302                            9,978
09/30/98                8,134                            8,823
12/31/98                9,830                           10,288
03/31/99               10,208                           10,435
06/30/99               11,000                           11,612
09/30/99               10,045                           10,474
12/31/99               11,352                           11,043
03/31/00               11,155                           11,096
06/30/00               11,029                           10,576
09/30/00               10,953                           11,407
12/31/00               11,568                           11,818
03/31/01               11,072                           11,125
06/30/01               11,787                           11,668
09/30/01               10,393                           10,390
12/31/01               11,362                           11,156
03/31/02               11,329                           11,611
06/30/02                9,633                           10,622
09/30/02                7,830                            8,628
12/31/02                8,406                            9,424
03/31/03                8,090                            8,966
06/30/03                9,514                           10,514
09/30/03                9,624                           10,731
12/31/03               10,879                           12,253
03/31/04               11,087                           12,625
06/30/04               11,262                           12,736
09/30/04               11,054                           12,932
12/31/04               11,965                           14,274
03/31/05               11,794                           14,287

--------------------------------------------------------------------------------
                                 VALUE PLUS FUND
                         AVERAGE ANNUAL TOTAL RETURNS**

                           1 YEAR     5 YEARS       SINCE INCEPTION*
            CLASS A         0.22%      (0.07%)            2.41%
            CLASS B         1.55%         --             (1.34%)
            CLASS C         5.62%       0.50%             2.40%
--------------------------------------------------------------------------------

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------

*The chart above represents performance of Class A shares only, which will vary from the performance of Class B and Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on May 1, 1998 and the initial public offering of Class B and Class C shares commenced on May 1, 2001 and January 1, 1999, respectively. The Classs C performance information is calculated using the historical performance information of the Fund's predecessor, which was another mutual fund that began operations on May 1, 1998.

**The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a sharesholder would pay on Fund distributions or the redemption of Fund shares.

TABULAR PRESENTATION OF PORTFOLIOS OF INVESTMENTS
MARCH 31, 2005 (UNAUDITED)
================================================================================

The illustrations below provide each Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund's investments.

---------------------------------------------------
              EMERGING GROWTH FUND
              --------------------
SECTOR ALLOCATION                 (% OF NET ASSETS)
Information Technology                   22.8
Health Care                              22.1
Consumer Discretionary                   15.7
Industrials                              13.5
Financials                                9.3
Energy                                    8.4
Materials                                 4.9
Consumer Staples                          0.4
Investment Funds                         11.5
Other Assets/Liabilities (Net)           (8.6)
                                       ------
TOTAL                                   100.0
                                       ------
---------------------------------------------------

---------------------------------------------------
            LARGE CAP CORE EQUITY FUND
            --------------------------
SECTOR ALLOCATION                 (% OF NET ASSETS)
Industrials                              17.9
Information Technology                   16.9
Consumer Staples                         16.5
Financials                               15.0
Health Care                              10.7
Consumer Discretionary                   10.4
Energy                                    4.6
Materials                                 3.4
Telecommunication                         2.9
Other Assets/Liabilities (Net)            1.7
                                       ------
TOTAL                                   100.0
                                       ------
---------------------------------------------------

---------------------------------------------------
               MICRO CAP GROWTH FUND
               ---------------------
SECTOR ALLOCATION                 (% OF NET ASSETS)
Information Technology                   28.5
Health Care                              23.6
Industrials                              17.7
Consumer Discretionary                   10.5
Consumer Staples                          8.1
Materials                                 5.6
Financials                                2.6
Energy                                    1.3
Investment Funds                         23.3
Other Assets/Liabilities (Net)          (21.2)
                                       ------
TOTAL                                   100.0
                                       ------
---------------------------------------------------

---------------------------------------------------
                  VALUE PLUS FUND
                  ---------------
SECTOR ALLOCATION                 (% OF NET ASSETS)
Financials                               19.5
Consumer Discretionary                   13.7
Information Technology                   13.0
Health Care                              12.3
Industrials                              12.2
Energy                                   10.8
Consumer Staples                          9.1
Materials                                 3.9
Telecommunication                         3.4
Utilities                                 1.6
Other Assets/Liabilities (Net)            0.5
                                       ------
TOTAL                                   100.0

                                       ------
---------------------------------------------------

---------------------------------------------------
             GROWTH OPPORTUNITIES FUND
             -------------------------
SECTOR ALLOCATION                 (% OF NET ASSETS)
Health Care                              30.4
Information Technology                   30.2
Industrials                              15.7
Energy                                    8.3
Financials                                7.7
Consumer Discretionary                    6.0
Materials                                 2.2
Investment Funds                          2.6
Other Assets/Liabilities (Net)           (3.1)
                                       ------
TOTAL                                   100.0
                                       ------
---------------------------------------------------

---------------------------------------------------
               LARGE CAP GROWTH FUND
               ---------------------
SECTOR ALLOCATION                 (% OF NET ASSETS)
Health Care                              19.9
Energy                                   14.0
Information Technology                   13.1
Consumer Staples                         12.8
Consumer Discretionary                   12.2
Industrials                              10.5
Telecommunication                         7.8
Materials                                 3.9
Financials                                3.2
Investment Funds                          4.6
Other Assets/Liabilities (Net)           (2.0)
                                       ------
TOTAL                                   100.0
                                       ------
---------------------------------------------------

---------------------------------------------------
               SMALL CAP GROWTH FUND
               ---------------------
SECTOR ALLOCATION                 (% OF NET ASSETS)
Information Technology                   28.4
Health Care                              20.1
Industrials                               9.7
Financials                                9.0
Materials                                 7.8
Energy                                    7.2
Telecommunication                         6.3
Consumer Staples                          3.7
Consumer Discretionary                    3.0
Investment Funds                         15.7
Other Assets/Liabilities (Net)          (10.9)
                                       ------
TOTAL                                   100.0
                                       ------
---------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2005
================================================================================

                                                     EMERGING           GROWTH           LARGE CAP
                                                      GROWTH        OPPORTUNITIES       CORE EQUITY         LARGE CAP
                                                       FUND              FUND               FUND           GROWTH FUND
------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At cost ...................................    $  905,770,717    $  102,584,187     $   10,668,829     $  338,307,666
                                                  ======================================================================
   At market value - including $96,889,991,
      $2,665,564 and $16,798,413 of securities
      loaned for the Emerging Growth Fund,
      Growth Opportunities Fund and the
      Large Cap Growth Fund, respectively ....    $1,011,516,961    $  109,504,658     $   12,457,311     $  383,662,752
Cash .........................................        28,431,910                --            208,644          6,073,288
Dividends and interest receivable ............           326,233            23,355             15,878            123,798
Receivable for capital shares sold ...........         4,167,534            95,266              9,821          4,551,314
Receivable for securities sold ...............         7,147,162         2,005,536                 --                 --
Receivable for securities lending income .....            10,853               252                 --             45,025
Receivable from Advisor ......................                --                --              4,590                 --
Other assets .................................            38,709            10,045              6,896             26,517
                                                  ----------------------------------------------------------------------
Total Assets .................................     1,051,639,362       111,639,112         12,703,140        394,482,694
                                                  ----------------------------------------------------------------------

LIABILITIES
Bank overdraft ...............................                --            75,277                 --                 --
Payable upon return of securities loaned .....       106,907,270         2,732,160                 --         17,284,850
Payable for securities purchased .............         3,844,619         1,982,723                 --                 --
Payable for capital shares redeemed ..........         7,749,473           444,770              3,589            336,040
Payable to Advisor ...........................           640,578            86,736                 --            249,167
Payable to other affiliates ..................           132,492            26,716              6,901             36,597
Payable to Trustees ..........................             1,733             2,023              2,380              2,213
Other accrued expenses and liabilities .......           663,029           121,756             21,870            149,537
                                                  ----------------------------------------------------------------------
TOTAL LIABILITIES ............................       119,939,194         5,472,161             34,740         18,058,404
                                                  ----------------------------------------------------------------------

NET ASSETS ...................................    $  931,700,168    $  106,166,951     $   12,668,400     $  376,424,290
                                                  ======================================================================

NET ASSETS CONSIST OF:
Paid-in capital ..............................    $  815,282,421    $  164,841,371     $   12,519,751     $  391,760,511
Undistributed net investment income ..........                --                --             20,160                 --
Accumulated net realized gains (losses) from
   security transactions .....................        10,671,503       (65,594,891)        (1,659,993)       (60,691,307)
Net unrealized appreciation on investments ...       105,746,244         6,920,471          1,788,482         45,355,086
                                                  ----------------------------------------------------------------------

NET ASSETS ...................................    $  931,700,168    $  106,166,951     $   12,668,400     $  376,424,290
                                                  ======================================================================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares ....    $  574,855,121    $   81,313,408     $    9,328,203     $  274,121,200
                                                  ======================================================================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) .............................        26,834,508         4,538,026            984,205         13,816,493
                                                  ======================================================================
Net asset value and redemption price per share    $        21.42    $        17.92     $         9.48     $        19.84
                                                  ======================================================================
Maximum offering price per share .............    $        22.73    $        19.01     $        10.06     $        21.05
                                                  ======================================================================

STATEMENTS OF ASSETS AND LIABILITIES
(CONTINUED)
================================================================================

                                                     EMERGING           GROWTH           LARGE CAP
                                                      GROWTH         OPPORTUNITIES     CORE EQUITY        LARGE CAP
                                                       FUND              FUND              FUND          GROWTH FUND
----------------------------------------------------------------------------------------------------------------------
PRICING OF CLASS B SHARES
Net assets attributable to Class B shares ....    $   71,878,866    $    3,064,156    $    1,665,402    $   10,578,676
                                                  ====================================================================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) .............................         3,686,497           180,539           176,784           539,696
                                                  ====================================================================
Net asset value, offering price and redemption
   price per share* ..........................    $        19.50    $        16.97    $         9.42    $        19.60
                                                  ====================================================================

PRICING OF CLASS C SHARES
Net assets attributable to Class C shares ....    $  284,966,181    $   21,789,387    $    1,674,795    $   48,445,500
                                                  ====================================================================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) .............................        14,602,781         1,273,850           176,996         2,468,677
                                                  ====================================================================
Net asset value, offering price and redemption
   price per share* ..........................    $        19.51    $        17.11    $         9.46    $        19.62
                                                  ====================================================================

PRICING OF CLASS I SHARES
Net assets attributable to Class I shares ....    $           --    $           --    $           --    $   43,278,914
                                                  ====================================================================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) .............................                --                --                --         2,178,971
                                                  ====================================================================
Net asset value, offering price and redemption
   price per share ...........................    $           --    $           --    $           --    $        19.86
                                                  ====================================================================

*     Redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2005
================================================================================

                                                           MICRO CAP          SMALL CAP         VALUE PLUS
                                                          GROWTH FUND        GROWTH FUND           FUND
------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At cost .........................................    $   52,526,253     $  148,676,478     $   64,903,678
                                                        ====================================================
   At market value - including $10,807,259 and
      $22,167,324 of securities loaned for the Micro
      Cap Growth Fund and Small Cap Growth Fund,
      respectively .................................    $   58,930,174     $  164,205,236     $   75,926,875
Cash ...............................................         2,189,760          8,912,898            423,073
Dividends and interest receivable ..................            11,019             70,590             93,456
Receivable for capital shares sold .................           561,062          1,492,223             22,956
Receivable for securities sold .....................         1,208,337          1,378,737                 --
Receivable for securities lending income ...........            10,232             14,730                 --
Other assets .......................................            12,152             23,783              5,087
                                                        ----------------------------------------------------
TOTAL ASSETS .......................................        62,922,736        176,098,197         76,471,447
                                                        ----------------------------------------------------

LIABILITIES
Payable upon return of securities loaned ...........        11,348,472         23,235,815                 --
Payable for securities purchased ...................         2,725,566          4,169,101                 --
Payable for capital shares redeemed ................           152,865            248,698             31,649
Payable to Advisor .................................            43,088            144,701             48,785
Payable to other affiliates ........................            10,867             21,201             12,763
Payable to Trustees ................................             2,402              2,380              2,402
Other accrued expenses and liabilities .............            37,476             71,524             49,397
                                                        ----------------------------------------------------
TOTAL LIABILITIES ..................................        14,320,736         27,893,420            144,996
                                                        ----------------------------------------------------

NET ASSETS .........................................    $   48,602,000     $  148,204,777     $   76,326,451
                                                        ====================================================

NET ASSETS CONSIST OF:
Paid-in capital ....................................    $   44,979,260     $  135,105,204     $   79,748,361
Undistributed net investment income ................                --                 --             86,810
Accumulated net realized losses from
   security transactions ...........................        (2,781,181)        (2,429,185)       (14,531,917)
Net unrealized appreciation on investments .........         6,403,921         15,528,758         11,023,197
                                                        ----------------------------------------------------

NET ASSETS .........................................    $   48,602,000     $  148,204,777     $   76,326,451
                                                        ====================================================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares ..........    $   32,378,352     $   37,674,657     $   73,600,149
                                                        ====================================================
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ......         2,926,136          2,469,862          6,849,939
                                                        ====================================================
Net asset value and redemption price per share .....    $        11.07     $        15.25     $        10.74
                                                        ====================================================
Maximum offering price per share ...................    $        11.75     $        16.18     $        11.40
                                                        ====================================================

STATEMENTS OF ASSETS AND LIABILITIES
(CONTINUED)
================================================================================

                                                           MICRO CAP          SMALL CAP         VALUE PLUS
                                                          GROWTH FUND        GROWTH FUND           FUND
------------------------------------------------------------------------------------------------------------
PRICING OF CLASS B SHARES
Net assets attributable to Class B shares ..........    $           --      $    8,908,114    $      875,596
                                                        ====================================================
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ......                --             594,081            85,276
                                                        ====================================================
Net asset value, offering price and redemption
   price per share* ................................    $           --      $        14.99    $        10.27
                                                        ====================================================

PRICING OF CLASS C SHARES
Net assets attributable to Class C shares ..........    $   16,223,536      $   18,775,694    $    1,850,706
                                                        ====================================================
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ......         1,473,651           1,251,315           179,241
                                                        ====================================================
Net asset value, offering price and redemption
   price per share* ................................    $        11.01      $        15.00    $        10.33
                                                        ====================================================

PRICING OF CLASS I SHARES
Net assets attributable to Class I shares ..........    $          112      $   82,846,312    $           --
                                                        ====================================================
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ......                10           5,412,440                --
                                                        ====================================================
Net asset value, offering price and redemption
   price per share .................................    $        11.16**    $        15.31    $           --
                                                        ====================================================

*     Redemption price per share varies by length of time shares are held.

**    Based on actual shares.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
================================================================================

                                                EMERGING          GROWTH         LARGE CAP
                                                 GROWTH       OPPORTUNITIES     CORE EQUITY       LARGE CAP
                                                  FUND             FUND             FUND         GROWTH FUND
-------------------------------------------------------------------------------------------------------------
                                                  YEAR             YEAR             YEAR             YEAR
                                                 ENDED            ENDED            ENDED            ENDED
                                                MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                  2005             2005             2005           2005 (A)
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends ................................    $  4,821,854     $    537,494     $    274,815     $  1,562,402
Interest .................................         439,828            7,720            2,952           79,828
Income from securities loaned ............          93,748            6,363               --          140,222
Other income .............................              --          113,203               --               --
                                              ---------------------------------------------------------------
TOTAL INVESTMENT INCOME ..................       5,355,430          664,780          277,767        1,782,452
                                              ---------------------------------------------------------------
EXPENSES
Investment advisory fees .................       6,885,663        1,125,654           82,797        1,302,547
Distribution expenses, Class A ...........       1,300,944          234,469           22,729          349,244
Distribution expenses, Class B ...........         679,730           32,439           16,550           52,367
Distribution expenses, Class C ...........       2,723,578          249,638           19,913          177,149
Sponsor fees .............................       1,721,426               --           25,476               --
Transfer agent fees, Class A .............         545,082          136,300           12,005           76,071
Transfer agent fees, Class B .............         129,832           12,000           12,000           12,525
Transfer agent fees, Class C .............         365,680           69,227           12,000           19,600
Transfer agent fees, Class I .............              --               --               --            4,700
Postage and supplies .....................         815,766          176,064           15,297           89,797
Administration fees ......................         351,145           65,986            6,647           90,716
Reports to shareholders ..................         239,254           68,687            7,404           31,462
Registration fees ........................          58,023               --              248           35,487
Registration fees, Class A ...............          47,999           13,612           11,490           18,989
Registration fees, Class B ...............          13,752            9,356            9,585           12,850
Registration fees, Class C ...............          18,786           10,147            9,196           13,886
Registration fees, Class I ...............              --               --               --            4,475
Accounting services fees .................          69,000           51,000           39,000           56,450
Custodian fees ...........................          93,413           36,626           10,072           25,988
Professional fees ........................          43,237           20,324           14,517           17,650
Trustees' fees and expenses ..............           8,081            7,931            8,210            8,200
Compliance fees and expenses .............           8,391            1,107              162            1,346
Other expenses ...........................          25,736            2,794            2,318            4,042
                                              ---------------------------------------------------------------
TOTAL EXPENSES ...........................      16,144,518        2,323,361          337,616        2,405,541
Sponsor fees waived ......................        (597,211)              --          (25,476)              --
Fees waived and/or expenses reimbursed
   by the Advisor ........................         (53,894)              --         (157,098)          (8,913)
Fees from commission recapture ...........        (285,192)              --             (507)         (66,409)
                                              ---------------------------------------------------------------

NET EXPENSES .............................      15,208,221        2,323,361          154,535        2,330,219
                                              ---------------------------------------------------------------

NET INVESTMENT INCOME (LOSS) .............      (9,852,791)      (1,658,581)         123,232         (547,767)
                                              ---------------------------------------------------------------

STATEMENTS OF OPERATIONS
(CONTINUED)
================================================================================

                                                EMERGING          GROWTH         LARGE CAP
                                                 GROWTH       OPPORTUNITIES     CORE EQUITY      LARGE CAP
                                                  FUND             FUND             FUND        GROWTH FUND
------------------------------------------------------------------------------------------------------------
                                                  YEAR             YEAR             YEAR            YEAR
                                                 ENDED            ENDED            ENDED           ENDED
                                                MARCH 31,        MARCH 31,        MARCH 31,       MARCH 31,
                                                  2005             2005             2005          2005 (A)
------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains (losses) from security
   transactions ..........................    $ 56,815,359     $ (1,250,798)    $     69,903    $ (3,744,037)
Net change in unrealized appreciation/
   depreciation on investments ...........      (7,412,336)      (1,270,962)         447,901      32,652,389
                                              --------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS ........................      49,403,023       (2,521,760)         517,804      28,908,352
                                              --------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS .......................    $ 39,550,232     $ (4,180,341)    $    641,036    $ 28,360,585
                                              ==============================================================

(A) Except for Class I shares, which represents the period from commencement of operations (November 10, 2004) through March 31, 2005.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
================================================================================

                                               MICRO CAP        SMALL CAP        VALUE PLUS
                                              GROWTH FUND      GROWTH FUND          FUND
--------------------------------------------------------------------------------------------
                                                 PERIOD            YEAR             YEAR
                                                 ENDED            ENDED            ENDED
                                                MARCH 31,        MARCH 31,        MARCH 31,
                                                2005 (A)         2005 (B)           2005
--------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends ................................    $     86,508     $    410,853     $  1,326,955
Interest .................................           9,663           63,986           27,873
Income from securities loaned ............          36,397           92,062              475
                                              ----------------------------------------------
TOTAL INVESTMENT INCOME ..................         132,568          566,901        1,355,303
                                              ----------------------------------------------
EXPENSES
Investment advisory fees .................         253,379        1,248,883          576,263
Distribution expenses, Class A ...........          36,353          110,106          185,291
Distribution expenses, Class B ...........              --           81,062            8,469
Distribution expenses, Class C ...........          57,292          171,208           18,720
Sponsor fees .............................          40,541          199,694          153,671
Transfer agent fees, Class A .............          15,200           48,226           34,226
Transfer agent fees, Class B .............              --           16,310           12,000
Transfer agent fees, Class C .............          11,000           23,582           12,000
Transfer agent fees, Class I .............           5,903           10,871               --
Registration fees ........................           5,747           13,756              795
Registration fees, Class A ...............          15,213           25,412           10,887
Registration fees, Class B ...............              --           12,452            9,114
Registration fees, Class C ...............          14,529           12,338            7,601
Registration fees, Class I ...............           5,587            3,090               --
Accounting services fees .................          28,126           54,300           45,000
Postage and supplies .....................          18,455           70,179           24,389
Administration fees ......................          11,148           54,471           42,258
Professional fees ........................          15,001           18,303           17,550
Reports to shareholders ..................          11,280           29,368            8,916
Custodian fees ...........................           9,428           25,988           11,301
Trustees' fees and expenses ..............           8,200            8,408            8,232
Compliance fees and expenses .............             183            1,228            1,000
Other expenses ...........................           3,015            9,550            6,624
                                              ----------------------------------------------
TOTAL EXPENSES ...........................         565,580        2,248,785        1,194,307
Sponsor fees waived ......................         (38,409)        (178,990)        (134,849)
Fees waived by the Advisor ...............         (88,292)         (51,355)         (38,304)
Fees from commission recapture ...........              --           (2,396)              --
                                              ----------------------------------------------

NET EXPENSES .............................         438,879        2,016,044        1,021,154
                                              ----------------------------------------------

NET INVESTMENT INCOME (LOSS) .............        (306,311)      (1,449,143)         334,149
                                              ----------------------------------------------

STATEMENTS OF OPERATIONS
(CONTINUED)
================================================================================

                                               MICRO CAP        SMALL CAP        VALUE PLUS
                                              GROWTH FUND      GROWTH FUND          FUND
--------------------------------------------------------------------------------------------
                                                 PERIOD            YEAR             YEAR
                                                 ENDED            ENDED            ENDED
                                                MARCH 31,        MARCH 31,        MARCH 31,
                                                2005 (A)         2005 (B)           2005
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains (losses) from
   security transactions .................    $ (2,781,181)    $ (2,004,542)    $  1,692,108
Net change in unrealized appreciation/
   depreciation on investments ...........       6,403,921        2,379,623        2,689,196
                                              ----------------------------------------------
NET REALIZED AND UNREALIZED GAINS
   ON INVESTMENTS ........................       3,622,740          375,081        4,381,304
                                              ----------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS .......................    $  3,316,429     $ (1,074,062)    $  4,715,453
                                              ==============================================

(A) Represents the period from commencement of operations (June 22, 2004) through March 31, 2005, for Class A and Class C shares and (October 4,
      2004) through March 31, 2005 for Class I shares.

(B) Except for Class I shares, which represents the period from commencement of operations (May 5, 2004) through March 31, 2005.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                    EMERGING GROWTH FUND                GROWTH OPPORTUNITIES FUND
---------------------------------------------------------------------------------------------------------------------
                                                   YEAR               YEAR               YEAR               YEAR
                                                  ENDED              ENDED              ENDED              ENDED
                                                 MARCH 31,          MARCH 31,          MARCH 31,          MARCH 31,
                                                   2005               2004               2005               2004
---------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss ......................    $   (9,852,791)    $   (6,515,881)    $   (1,658,581)    $   (2,014,033)
Net realized gains (losses) from
   security transactions .................        56,815,359         66,780,165         (1,250,798)        (1,043,414)
Net change in unrealized appreciation/
   depreciation on investments ...........        (7,412,336)       139,197,290         (1,270,962)        48,105,851
                                              -----------------------------------------------------------------------
NET INCREASE (DECREASE) IN
   NET ASSETS FROM OPERATIONS ............        39,550,232        199,461,574         (4,180,341)        45,048,404
                                              -----------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on
   security transactions, Class A ........       (30,707,187)                --                 --                 --
From net realized gains on
   security transactions, Class B ........        (4,178,621)                --                 --                 --
From net realized gains on
   security transactions, Class C ........       (16,875,744)                --                 --                 --
                                              -----------------------------------------------------------------------
DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS TO SHAREHOLDERS .........       (51,761,552)                --                 --                 --
                                              -----------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold ................       288,690,322        283,769,411         18,493,777         40,426,967
Reinvested distributions .................        24,935,700                 --                 --                 --
Payments for shares redeemed .............      (192,878,196)       (90,112,906)       (51,241,202)       (42,137,146)
                                              -----------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CLASS A  SHARE TRANSACTIONS ......       120,747,826        193,656,505        (32,747,425)        (1,710,179)
                                              -----------------------------------------------------------------------

CLASS B
Proceeds from shares sold ................        13,522,238         24,903,474            306,152            625,364
Reinvested distributions .................         3,177,338                 --                 --                 --
Payments for shares redeemed .............        (8,140,115)        (5,065,669)          (758,312)          (531,905)
                                              -----------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CLASS B SHARE TRANSACTIONS .......         8,559,461         19,837,805           (452,160)            93,459
                                              -----------------------------------------------------------------------

CLASS C
Proceeds from shares sold ................        92,363,704        110,372,876          1,446,418          3,525,808
Reinvested distributions .................         9,991,538                 --                 --                 --
Payments for shares redeemed .............       (63,213,832)       (25,081,949)        (7,583,036)        (5,936,530)
                                              -----------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CLASS C SHARE TRANSACTIONS .......        39,141,410         85,290,927         (6,136,618)        (2,410,722)
                                              -----------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..       156,237,377        498,246,811        (43,516,544)        41,020,962

NET ASSETS
Beginning of year ........................       775,462,791        277,215,980        149,683,495        108,662,533
                                              -----------------------------------------------------------------------
End of year ..............................    $  931,700,168     $  775,462,791     $  106,166,951     $  149,683,495
                                              =======================================================================

UNDISTRIBUTED NET INVESTMENT INCOME ......    $           --     $           --     $           --     $           --
                                              =======================================================================

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                      LARGE CAP CORE                                 LARGE CAP
                                                       EQUITY FUND                                  GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       THREE
                                                  YEAR              YEAR              YEAR             MONTHS             YEAR
                                                 ENDED             ENDED             ENDED              ENDED            ENDED
                                                MARCH 31,         MARCH 31,         MARCH 31,          MARCH 31,        DEC. 31,
                                                  2005              2004            2005 (A)           2004 (B)           2003
----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss) .............   $     123,232     $      65,652     $    (547,767)    $    (147,203)    $    (265,122)
Net realized gains (losses) from
   security transactions .................          69,903           (68,308)       (3,744,037)           47,124          (389,478)
Net change in unrealized appreciation/
   depreciation on investments ...........         447,901         2,922,052        32,652,389         3,345,786         8,932,307
                                             -------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS .......................         641,036         2,919,396        28,360,585         3,245,707         8,277,707
                                             -------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A ......        (104,022)          (46,333)               --                --                --
From net investment income, Class B ......          (6,024)           (2,433)               --                --                --
From net investment income, Class C ......          (6,291)           (3,621)               --                --                --
                                             -------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS TO SHAREHOLDERS .........        (116,337)          (52,387)               --                --                --
                                             -------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold ................       1,314,451         1,024,567       203,259,563         7,063,457        13,006,843
Proceeds from shares issued in connection
   with acquisitions (Note 6) ............              --                --                --                --        39,611,752
Reinvested distributions .................         102,649            45,317                --                --                --
Payments for shares redeemed .............      (1,242,101)         (577,409)      (21,915,861)       (2,425,623)      (12,362,321)
                                             -------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CLASS A SHARE TRANSACTIONS ............         174,999           492,475       181,343,702         4,637,834        40,256,274
                                             -------------------------------------------------------------------------------------

CLASS B
Proceeds from shares sold ................         615,003           752,347         8,537,367           910,158           568,455
Proceeds from shares issued in connection
   with acquisitions (Note 6) ............              --                --                --                --           515,786
Reinvested distributions .................           5,126             1,700                --                --                --
Payments for shares redeemed .............        (487,110)         (325,712)         (703,491)          (78,324)         (134,248)
                                             -------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM CLASS B SHARE TRANSACTIONS .......         133,019           428,335         7,833,876           831,834           949,993
                                             -------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)
================================================================================

                                                       LARGE CAP CORE                                 LARGE CAP
                                                        EQUITY FUND                                  GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        THREE
                                                   YEAR              YEAR              YEAR             MONTHS             YEAR
                                                  ENDED             ENDED             ENDED              ENDED            ENDED
                                                 MARCH 31,         MARCH 31,         MARCH 31,          MARCH 31,        DEC. 31,
                                                   2005              2004            2005 (A)           2004 (B)           2003
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C
Proceeds from shares sold ................          324,160         1,390,647        42,222,881         1,775,058         1,243,707
Proceeds from shares issued in connection
   with acquisitions (Note 6) ............               --                --                --                --         1,189,982
Reinvested distributions .................            4,213             2,607                --                --                --
Payments for shares redeemed .............         (991,375)         (440,978)       (1,452,263)          (76,996)          (95,523)
                                              -------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CLASS C SHARE TRANSACTIONS .......         (663,002)          952,276        40,770,618         1,698,062         2,338,166
                                              -------------------------------------------------------------------------------------

CLASS I
Proceeds from shares sold ................               --                --        45,601,562                --                --
Payments for shares redeemed .............               --                --        (3,553,094)               --                --
                                              -------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM CLASS I SHARE TRANSACTIONS .......               --                --        42,048,468                --                --
                                              -------------------------------------------------------------------------------------

TOTAL INCREASE IN NET ASSETS .............          169,715         4,740,095       300,357,249        10,413,437        51,822,140

NET ASSETS
Beginning of period ......................       12,498,685         7,758,590        76,067,041        65,653,604        13,831,464
                                              -------------------------------------------------------------------------------------
End of period ............................    $  12,668,400     $  12,498,685     $ 376,424,290     $  76,067,041     $  65,653,604
                                              =====================================================================================

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME .................    $      20,160     $      13,265     $          --     $          --     $          --
                                              =====================================================================================

(A) Except for Class I shares, which represents the period from commencement of operations (November 10, 2004) through March 31, 2005.

(B) Effective after the close of business on December 31, 2003, the Fund changed its fiscal year end to March 31.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                               MICRO CAP                 SMALL CAP                        VALUE PLUS
                                              GROWTH FUND               GROWTH FUND                          FUND
------------------------------------------------------------------------------------------------------------------------------
                                                 PERIOD            YEAR             YEAR             YEAR             YEAR
                                                 ENDED            ENDED            ENDED            ENDED            ENDED
                                                MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                2005 (A)         2005 (B)           2004             2005             2004
------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss) .............    $   (306,311)    $ (1,449,143)    $   (741,813)    $    334,149     $    393,465
Net realized gains (losses) from
   security transactions .................      (2,781,181)      (2,004,542)       5,703,223        1,692,108       (1,198,463)
Net change in unrealized appreciation/
   depreciation on investments ...........       6,403,921        2,379,623       12,527,407        2,689,196       18,679,696
                                              --------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS .......................       3,316,429       (1,074,062)      17,488,817        4,715,453       17,874,698
                                              --------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A ......              --               --               --         (320,278)        (396,752)
From net investment income, Class B ......              --               --               --               --           (2,277)
From net investment income, Class C ......              --               --               --               --           (5,708)
From net realized gains on
   security transactions, Class A ........              --       (1,246,812)        (893,115)              --               --
From net realized gains on
   security transactions, Class B ........              --         (224,660)        (141,855)              --               --
From net realized gains on
   security transactions, Class C ........              --         (488,471)        (263,016)              --               --
From net realized gains on
   security transactions, Class I ........              --       (1,079,040)              --               --               --
                                              --------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS TO SHAREHOLDERS .........              --       (3,038,983)      (1,297,986)        (320,278)        (404,737)
                                              --------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold ................      31,541,033       23,301,967       32,002,458       15,037,600        5,305,222
Reinvested distributions .................              --        1,133,280          809,297          315,342          392,545
Payments for shares redeemed .............      (1,614,570)     (36,962,457)      (6,656,407)     (10,606,767)      (3,988,115)
                                              --------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CLASS A SHARE TRANSACTIONS .......      29,926,463      (12,527,210)      26,155,348        4,746,175        1,709,652
                                              --------------------------------------------------------------------------------

CLASS B
Proceeds from shares sold ................              --        2,217,143        5,091,329          237,082          332,680
Reinvested distributions .................              --          191,118          120,002               --            1,984
Payments for shares redeemed .............              --         (857,512)        (391,038)        (164,408)        (112,578)
                                              --------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM CLASS B SHARE TRANSACTIONS .......              --        1,550,749        4,820,293           72,674          222,086
                                              --------------------------------------------------------------------------------

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)
================================================================================

                                               MICRO CAP                  SMALL CAP                           VALUE PLUS
                                              GROWTH FUND                GROWTH FUND                             FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                 PERIOD             YEAR              YEAR              YEAR              YEAR
                                                 ENDED             ENDED             ENDED             ENDED             ENDED
                                                MARCH 31,         MARCH 31,         MARCH 31,         MARCH 31,         MARCH 31,
                                                2005 (A)          2005 (B)            2004              2005              2004
----------------------------------------------------------------------------------------------------------------------------------
CLASS C
Proceeds from shares sold ................       16,065,265         8,502,606        10,654,266           332,945           351,301
Reinvested distributions .................               --           240,827           118,861                --             5,056
Payments for shares redeemed .............         (706,257)       (3,735,034)       (2,105,797)         (452,623)         (517,989)
                                              -------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CLASS C SHARE TRANSACTIONS .......       15,359,008         5,008,399         8,667,330          (119,678)         (161,632)
                                              -------------------------------------------------------------------------------------

CLASS I
Proceeds from shares sold ................              100        84,391,152                --                --                --
Reinvested distributions .................               --         1,078,915                --                --                --
Payments for shares redeemed .............               --        (2,674,911)               --                --                --
                                              -------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM CLASS I SHARE TRANSACTIONS .......              100        82,795,156                --                --                --
                                              -------------------------------------------------------------------------------------

TOTAL INCREASE IN NET ASSETS .............       48,602,000        72,714,049        55,833,802         9,094,346        19,240,067

NET ASSETS
Beginning of period ......................               --        75,490,728        19,656,926        67,232,105        47,992,038
                                              -------------------------------------------------------------------------------------
End of period ............................    $  48,602,000     $ 148,204,777     $  75,490,728     $  76,326,451     $  67,232,105
                                              =====================================================================================

UNDISTRIBUTED NET INVESTMENT
   INCOME ................................    $          --     $          --     $          --     $      86,810     $      72,939
                                              =====================================================================================

(A) Represents the period from commencement of operations (June 22, 2004) through March 31, 2005, for Class A and Class C shares and (October 4,
      2004) through March 31, 2005 for Class I shares.

(B) Except for Class I shares, which represents the period from commencement of operations (May 5, 2004) through March 31, 2005.

See accompanying notes to financial statements.

EMERGING GROWTH FUND-CLASS A
FINANCIAL HIGHLIGHTS
================================================================================

                                                                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          THREE
                                                YEAR           YEAR           YEAR           YEAR          MONTHS          YEAR
                                               ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                              MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,      DEC. 31,
                                                2005           2004           2003           2002          2001(A)         2000
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at
   beginning of period ..................    $    21.73     $    13.89     $    19.52     $    15.96     $    17.93     $    16.96
                                             =====================================================================================

Income (loss) from investment operations:
   Net investment loss ..................         (0.16)         (0.13)         (0.14)         (0.14)            --          (0.06)
   Net realized and unrealized gains
      (losses) on investments ...........          1.03           7.97          (5.29)          3.76          (1.97)          4.16
                                             -------------------------------------------------------------------------------------
Total from investment operations ........          0.87           7.84          (5.43)          3.62          (1.97)          4.10
                                             -------------------------------------------------------------------------------------

Distributions from net realized gains ...         (1.18)            --          (0.20)         (0.06)            --          (3.13)
                                             -------------------------------------------------------------------------------------

Net asset value at end of period ........    $    21.42     $    21.73     $    13.89     $    19.52     $    15.96     $    17.93
                                             =====================================================================================

Total return(B) .........................          4.13%         56.44%        (27.90%)        22.72%        (10.99%)(C)     25.92%
                                             =====================================================================================

Net assets at end of period (000's) .....    $  574,855     $  458,524     $  153,247     $  169,781     $   19,141     $   15,304
                                             =====================================================================================

Ratio of net expenses to
   average net assets ...................          1.50%          1.49%(E)       1.50%          1.50%          1.50%(D)       1.50%

Ratio of net investment loss to
   average net assets ...................         (0.84%)        (0.93%)(E)     (1.07%)        (1.02%)        (0.10%)(D)     (0.40%)

Portfolio turnover ......................            85%            79%            62%            73%            68%(D)         98%

(A) Effective after the close of business on December 31, 2000, the Fund changed its fiscal year-end to March 31.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

(E) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 1.50% and the ratio of net investment loss to average net assets would have been (0.94%).

See accompanying notes to financial statements.

EMERGING GROWTH FUND-CLASS B
FINANCIAL HIGHLIGHTS
================================================================================

                                       PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------
                                                YEAR           YEAR           YEAR          PERIOD
                                               ENDED          ENDED          ENDED          ENDED
                                              MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                                2005           2004           2003          2002(A)
----------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..    $    20.03     $    12.53     $    18.25     $    16.45
                                             =======================================================

Income (loss) from investment operations:
   Net investment loss ..................         (0.29)         (0.25)         (0.14)         (0.09)
   Net realized and unrealized gains
      (losses) on investments ...........          0.94           7.75          (5.38)          1.95
                                             -------------------------------------------------------
Total from investment operations ........          0.65           7.50          (5.52)          1.86
                                             -------------------------------------------------------

Distributions from net realized gains ...         (1.18)            --          (0.20)         (0.06)
                                             -------------------------------------------------------

Net asset value at end of period ........    $    19.50     $    20.03     $    12.53     $    18.25
                                             =======================================================

Total return(B) .........................          3.37%         59.86%        (30.34%)        11.35%(C)
                                             =======================================================

Net assets at end of period (000's) .....    $   71,879     $   64,918     $   26,226     $   15,335
                                             =======================================================

Ratio of net expenses to
   average net assets ...................          2.25%          2.24%(E)       2.25%          2.25%(D)

Ratio of net investment loss to
   average net assets ...................         (1.60%)        (1.68%)(E)     (1.77%)        (1.90%)(D)

Portfolio turnover rate .................            85%            79%            62%            73%(D)

(A) Represents the period from commencement of operations (May 1, 2001) through March 31, 2002.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

(E) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 2.25% and the ratio of net investment loss to average net assets would have been (1.69%).

See accompanying notes to financial statements.

EMERGING GROWTH FUND-CLASS C
FINANCIAL HIGHLIGHTS
================================================================================

                                                                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           THREE
                                                YEAR           YEAR           YEAR           YEAR          MONTHS          YEAR
                                               ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                              MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,      DEC. 31,
                                                2005           2004           2003           2002          2001(A)         2000
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at  beginning of period .    $    20.04     $    12.55     $    18.26     $    15.01     $    16.87     $    16.29
                                             =====================================================================================

Income (loss) from investment operations:
   Net investment  income (loss) ........         (0.30)         (0.23)         (0.13)          0.01          (0.02)         (0.17)
   Net realized and unrealized
      gains (losses) on investments .....          0.95           7.72          (5.38)          3.30          (1.84)          3.88
                                             -------------------------------------------------------------------------------------
Total from investment operations ........          0.65           7.49          (5.51)          3.31          (1.86)          3.71
                                             -------------------------------------------------------------------------------------

Less distributions:
   Dividends from net  investment income             --             --             --             --             --          (3.13)
   Distributions from net realized gains          (1.18)            --          (0.20)         (0.06)            --             --
                                             -------------------------------------------------------------------------------------
Total distributions .....................         (1.18)            --          (0.20)         (0.06)            --          (3.13)
                                             -------------------------------------------------------------------------------------

Net asset value at end of period ........    $    19.51     $    20.04     $    12.55     $    18.26     $    15.01     $    16.87
                                             =====================================================================================

Total return(B) .........................          3.36%         59.68%        (30.27%)        22.09%        (11.03%)(C)     24.58%
                                             =====================================================================================

Net assets at end of  period (000's) ....    $  284,966     $  252,021     $   97,743     $   67,347     $    7,600     $    5,466
                                             =====================================================================================

Ratio of net expenses to
   average net assets ...................          2.25%          2.24%(E)       2.25%          2.25%          2.25%(D)       2.25%

Ratio of net investment loss to
   average net assets ...................         (1.60%)        (1.68%)(E)     (1.77%)        (1.61%)        (0.63%)(D)     (1.15%)

Portfolio turnover ......................            85%            79%            62%            73%            68%(D)         98%

(A) Effective after the close of business on December 31, 2000, the Fund changed its fiscal year-end to March 31.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

(E) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 2.25% and the ratio of net investment loss to average net assets would have been (1.69%).

See accompanying notes to financial statements.

GROWTH OPPORTUNITIES FUND-CLASS A
FINANCIAL HIGHLIGHTS
================================================================================

                                                        PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED MARCH 31,
                                             ----------------------------------------------------------------------
                                                2005           2004           2003           2002           2001
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....    $    18.06     $    12.70     $    18.18     $    19.97     $    32.43
                                             ======================================================================

Income (loss) from investment operations:
   Net investment loss ..................         (0.24)         (0.21)         (0.19)         (0.18)         (0.13)
   Net realized and unrealized gains
      (losses) on investments ...........          0.10           5.57          (5.29)         (1.61)        (12.33)
                                             ----------------------------------------------------------------------
Total from investment operations ........         (0.14)          5.36          (5.48)         (1.79)        (12.46)
                                             ----------------------------------------------------------------------

Net asset value at end of year ..........    $    17.92     $    18.06     $    12.70     $    18.18     $    19.97
                                             ======================================================================

Total return(A) .........................         (0.78%)        42.20%        (30.14%)        (8.96%)       (38.42%)
                                             ======================================================================

Net assets at end of year (000's) .......    $   81,313     $  117,605     $   84,472     $  121,791     $  107,435
                                             ======================================================================

Ratio of net expenses to
   average net assets ...................          1.68%          1.60%          1.83%          1.49%          1.54%

Ratio of net investment loss to
   average net assets ...................         (1.14%)        (1.23%)        (1.40%)        (0.98%)        (0.66%)

Portfolio turnover rate .................            35%            47%            39%            52%            35%

Amount of debt outstanding at
   end of year (000's) ..................           n/a            n/a     $       --     $       --            n/a

Average daily amount of debt outstanding
   during the year (000's)(B) ...........           n/a            n/a     $      242     $       24            n/a

Average daily number of capital shares
   outstanding during the year (000's)(B)           n/a            n/a          8,916          8,481            n/a

Average amount of debt per share
   during the year (B) ..................           n/a            n/a     $     0.03     $       --(C)         n/a

(A)   Total returns shown exclude the effect of applicable sales loads.

(B)   Based on fund level shares outstanding.

(C)   Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

GROWTH OPPORTUNITIES FUND-CLASS B
FINANCIAL HIGHLIGHTS
================================================================================

                                       PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------
                                                YEAR           YEAR           YEAR          PERIOD
                                               ENDED          ENDED          ENDED          ENDED
                                              MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                                2005           2004           2003          2002(A)
----------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..    $    17.31     $    12.13     $    17.78     $    22.74
                                             =======================================================

Income (loss) from investment operations:
   Net investment loss ..................         (0.43)         (0.38)         (0.36)         (0.17)
   Net realized and unrealized gains
      (losses) on investments ...........          0.09           5.56          (5.29)         (4.79)
                                             -------------------------------------------------------
Total from investment operations ........         (0.34)          5.18          (5.65)         (4.96)
                                             -------------------------------------------------------

Net asset value at end of period ........    $    16.97     $    17.31     $    12.13     $    17.78
                                             =======================================================

Total return(B) .........................         (1.96%)        42.70%        (31.78%)       (21.81%)(C)
                                             =======================================================

Net assets at end of period (000's) .....    $    3,064     $    3,608     $    2,463     $    3,380
                                             =======================================================

Ratio of net expenses to
   average net assets ...................          2.95%          2.84%          3.16%          2.37%(D)

Ratio of net investment loss to
   average net assets ...................         (2.38%)        (2.45%)        (2.71%)        (1.93%)(D)

Portfolio turnover rate .................            35%            47%            39%            52%(D)

Amount of debt outstanding at
   end of period (000's) ................           n/a            n/a     $       --     $       --

Average daily amount of debt outstanding
   during the period (000's)(E) .........           n/a            n/a     $      242     $       24

Average daily number of capital
   shares outstanding during the
   period (000's)(E) ....................           n/a            n/a          8,916          8,481

Average amount of debt per share
   during the period(E) .................           n/a            n/a     $     0.03     $       --(F)

(A) Represents the period from the commencement of operations (May 1, 2001) through March 31, 2002.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

(E)   Based on fund level shares outstanding.

(F)   Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

GROWTH OPPORTUNITIES FUND-CLASS C
FINANCIAL HIGHLIGHTS
================================================================================

                                                        PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED MARCH 31,
                                             ----------------------------------------------------------------------
                                                2005           2004           2003           2002           2001
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....    $    17.39     $    12.17     $    17.78     $    19.74     $    32.30
                                             ======================================================================
Income (loss) from investment operations:
   Net investment loss ..................         (0.40)         (0.37)         (0.36)         (0.32)         (0.19)
   Net realized and unrealized gains
      (losses) on investments ...........          0.12           5.59          (5.25)         (1.64)        (12.37)
                                             ----------------------------------------------------------------------
Total from investment operations ........         (0.28)          5.22          (5.61)         (1.96)        (12.56)
                                             ----------------------------------------------------------------------

Net asset value at end of year ..........    $    17.11     $    17.39     $    12.17     $    17.78     $    19.74
                                             ======================================================================

Total return(A) .........................         (1.61%)        42.89%        (31.55%)        (9.93%)       (38.89%)
                                             ======================================================================

Net assets at end of year (000's) .......    $   21,789     $   28,470     $   21,727     $   40,967     $   36,475
                                             ======================================================================

Ratio of net expenses to
   average net assets ...................          2.61%          2.60%          2.87%          2.31%          2.19%

Ratio of net investment loss to
   average net assets ...................         (2.04%)        (2.21%)        (2.42%)        (1.78%)        (1.31%)

Portfolio turnover rate .................            35%            47%            39%            52%            35%

Amount of debt outstanding at
   end of year (000's) ..................           n/a            n/a     $       --     $       --            n/a

Average daily amount of debt outstanding
   during the year (000's)(B) ...........           n/a            n/a     $      242     $       24            n/a

Average daily number of capital shares
   outstanding during the year (000's)(B)           n/a            n/a          8,916          8,481            n/a

Average amount of debt per share
   during the year(B) ...................           n/a            n/a     $     0.03     $       --(C)         n/a

(A)   Total returns shown exclude the effect of applicable sales loads.

(B)   Based on fund level shares outstanding.

(C)   Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

LARGE CAP CORE EQUITY FUND-CLASS A
FINANCIAL HIGHLIGHTS
================================================================================

                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------------------
                                                YEAR           YEAR           YEAR           YEAR          PERIOD
                                               ENDED          ENDED          ENDED          ENDED          ENDED
                                              MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                                2005           2004           2003           2002          2001(A)
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..    $     9.10     $     6.71     $     9.19     $     8.90     $    10.00
                                             ======================================================================

Income (loss) from investment operations:
   Net investment income ................          0.11           0.07           0.06           0.06           0.05
   Net realized and unrealized gains
      (losses) on investments ...........          0.38           2.37          (2.46)          0.28          (1.10)
                                             ----------------------------------------------------------------------
Total from investment operations ........          0.49           2.44          (2.40)          0.34          (1.05)
                                             ----------------------------------------------------------------------

Dividends from net investment income ....         (0.11)         (0.05)         (0.08)         (0.05)         (0.05)

Net asset value at end of period ........    $     9.48     $     9.10     $     6.71     $     9.19     $     8.90
                                             ======================================================================

Total return(B) .........................          5.32%         36.41%        (26.19%)         3.86%        (10.57%)(C)
                                             ======================================================================

Net assets at end of period (000's) .....    $    9,328     $    8,783     $    6,109     $    7,561     $    6,208
                                             ======================================================================

Ratio of net expenses to
   average net assets ...................          1.00%          0.97%(E)       1.00%          1.00%          1.00%(D)

Ratio of net investment income to
   average net assets ...................          1.18%          0.85%(E)       0.90%          0.70%          0.54%(D)

Portfolio turnover rate .................             7%            10%            29%             9%             3%(D)

(A) Represents the period from the commencement of operations (May 1, 2000) through March 31, 2001.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

(E) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 1.00% and the ratio of net investment income to average net assets would have been 0.82%.

See accompanying notes to financial statements.

LARGE CAP CORE EQUITY FUND-CLASS B
FINANCIAL HIGHLIGHTS
================================================================================

                                       PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------
                                                YEAR           YEAR           YEAR          PERIOD
                                               ENDED          ENDED          ENDED          ENDED
                                              MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                                2005           2004           2003          2002(A)
----------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..    $     9.04     $     6.69     $     9.13     $     9.50
                                             =======================================================
Income (loss) from investment operations:
   Net investment income ................          0.04           0.01           0.01           0.02
   Net realized and unrealized gains
      (losses) on investments ...........          0.37           2.36          (2.45)         (0.37)
                                             -------------------------------------------------------
Total from investment operations ........          0.41           2.37          (2.44)         (0.35)
                                             -------------------------------------------------------

Dividends from net investment income ....         (0.03)         (0.02)            --(B)       (0.02)

Net asset value at end of period ........    $     9.42     $     9.04     $     6.69     $     9.13
                                             =======================================================

Total return(C) .........................          4.55%         35.37%        (26.70%)        (3.60%)(D)
                                             =======================================================

Net assets at end of period (000's) .....    $    1,665     $    1,456     $      729     $      860
                                             =======================================================

Ratio of net expenses to
   average net assets ...................          1.75%          1.72%(F)       1.75%          1.75%(E)

Ratio of net investment income to
   average net assets ...................          0.46%          0.10%(F)       0.18%          0.03%(E)

Portfolio turnover rate .................             7%            10%            29%             9%(E)

(A) Represents the period from the commencement of operations (May 1, 2001) through March 31, 2002.

(B)   Amount rounds to less than $0.01 per share.

(C)   Total returns shown exclude the effect of applicable sales loads.

(D)   Not annualized.

(E)   Annualized.

(F) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 1.75% and the ratio of net investment income to average net assets would have been 0.07%.

See accompanying notes to financial statements.

LARGE CAP CORE EQUITY FUND-CLASS C
FINANCIAL HIGHLIGHTS
================================================================================

                                                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------------------
                                                YEAR           YEAR           YEAR           YEAR          PERIOD
                                               ENDED          ENDED          ENDED          ENDED          ENDED
                                              MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                                2005           2004           2003           2002          2001(A)
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..    $     9.08     $     6.72     $     9.13     $     8.88     $    10.00
                                             ======================================================================

Income (loss) from investment operations:
   Net investment income ................          0.04           0.01           0.01           0.01           0.01
   Net realized and unrealized gains
      (losses) on investments ...........          0.37           2.37          (2.41)          0.25          (1.12)
                                             ----------------------------------------------------------------------
Total from investment operations ........          0.41           2.38          (2.40)          0.26          (1.11)
                                             ----------------------------------------------------------------------

Dividends from net investment income ....         (0.03)         (0.02)         (0.01)         (0.01)         (0.01)
                                             ----------------------------------------------------------------------
Net asset value at end of period ........    $     9.46     $     9.08     $     6.72     $     9.13     $     8.88
                                             ======================================================================

Total return(B) .........................          4.52%         35.38%        (26.32%)         3.00%        (11.12%)(C)
                                             ======================================================================

Net assets at end of period (000's) .....    $    1,675     $    2,260     $      920     $      900     $      128
                                             ======================================================================

Ratio of net expenses to
   average net assets ...................          1.75%          1.72%(E)       1.74%          1.75%          1.73%(D)

Ratio of net investment income (loss)
   to average net assets ................          0.41%          0.13%(E)       0.18%         (0.05%)        (0.46%)(D)

Portfolio turnover rate .................             7%            10%            29%             9%             3%(D)

(A) Represents the period from the commencement of operations (May 16, 2000) through March 31, 2001.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

(E) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 1.75% and the ratio of net investment income to average net assets would have been 0.10%.

See accompanying notes to financial statements.

LARGE CAP GROWTH FUND-CLASS A
FINANCIAL HIGHLIGHTS
================================================================================

                                                                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------------------------------
                                                              THREE
                                                YEAR          MONTHS
                                               ENDED          ENDED                         YEAR ENDED DECEMBER 31,
                                              MARCH 31,      MARCH 31,     -------------------------------------------------------
                                                2005          2004(A)         2003           2002           2001           2000
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..    $    17.31     $    16.53     $    12.19     $    16.63     $    21.73     $    23.59
                                             -------------------------------------------------------------------------------------

Income (loss) from investment operations:
   Net investment loss ..................         (0.02)         (0.03)         (0.07)         (0.12)         (0.13)         (0.20)
   Net realized and unrealized gains
      (losses) on investments ...........          2.55           0.81           4.41          (4.32)         (4.97)         (1.61)
                                             -------------------------------------------------------------------------------------
Total from investment operations ........          2.53           0.78           4.34          (4.44)         (5.10)         (1.81)
                                             -------------------------------------------------------------------------------------

Distributions from net realized gains ...            --             --             --             --             --          (0.05)
                                             -------------------------------------------------------------------------------------

Net asset value at end of period ........    $    19.84     $    17.31     $    16.53     $    12.19     $    16.63     $    21.73
                                             =====================================================================================

Total return(B) .........................         14.62%          4.72%(C)      35.60%        (26.70%)       (23.47%)        (7.66%)
                                             =====================================================================================

Net assets at end of period (000's) .....    $  274,121     $   69,860     $   62,187     $   13,831     $   20,835     $   44,068
                                             =====================================================================================

Ratio of net expenses to
   average net assets ...................          1.26%          1.30%(D)       1.39%          1.49%          1.49%          1.48%

Ratio of net investment loss to
   average net assets ...................         (0.23%)        (0.78%)(D)     (0.93%)        (0.82%)        (0.62%)        (1.14%)

Portfolio turnover ......................           127%            60%(D)         60%(E)        115%           124%            54%

(A) Effective after the close of business on December 31, 2003, the Fund changed its fiscal year end to March 31.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

(E) Reflects the portfolio turnover rate after realignment of the portfolio in connection with the acquisitions described in Note 6.

See accompanying notes to financial statements.

LARGE CAP GROWTH FUND-CLASS B
FINANCIAL HIGHLIGHTS
================================================================================

                        PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------
                                                              THREE
                                                YEAR          MONTHS         PERIOD
                                               ENDED          ENDED          ENDED
                                              MARCH 31,      MARCH 31,     DECEMBER 31,
                                                2005          2004(A)        2003(B)
-------------------------------------------------------------------------------------
Net asset value at beginning of period ..    $    17.24     $    16.50     $    15.45
                                             ========================================

Income (loss) from investment operations:
   Net investment loss ..................         (0.12)         (0.03)         (0.06)
   Net realized and unrealized gains
      on investments ....................          2.48           0.77           1.11
                                             ----------------------------------------
Total from investment operations ........          2.36           0.74           1.05
                                             ----------------------------------------

Net asset value at end of period ........    $    19.60     $    17.24     $    16.50
                                             ========================================

Total return(C) .........................         13.69%          4.48%(D)       6.80%(D)
                                             ========================================

Net assets at end of period (000's) .....    $   10,579     $    1,897     $    1,003
                                             ========================================

Ratio of net expenses to
   average net assets ...................          2.25%          2.25%(E)       2.22%(E)

Ratio of net investment loss to
   average net assets ...................         (1.23%)        (1.71%)(E)     (1.80%)(E)

Portfolio turnover rate .................           127%            60%(E)         60%(E),(F)

(A) Effective after the close of business on December 31, 2003, the Fund changed its fiscal year end to March 31.

(B) Represents the period from commencement of operations (October 4, 2003) through December 31, 2003.

(C)   Total returns shown exclude the effect of applicable sales loads.

(D)   Not annualized.

(E)   Annualized.

(F) Reflects the portfolio turnover rate after realignment of the portfolio in connection with the acquisitions described in Note 6.

See accompanying notes to financial statements.

LARGE CAP GROWTH FUND-CLASS C
FINANCIAL HIGHLIGHTS
================================================================================

                        PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------
                                                              THREE
                                                YEAR          MONTHS         PERIOD
                                               ENDED          ENDED          ENDED
                                              MARCH 31,      MARCH 31,     DECEMBER 31,
                                                2005          2004(A)        2003(B)
-------------------------------------------------------------------------------------
Net asset value at beginning of period ..    $    17.24     $    16.50     $    15.45
                                             ========================================

Income (loss) from investment operations:
   Net investment loss ..................         (0.08)         (0.04)         (0.05)
   Net realized and unrealized gains
      on investments ....................          2.46           0.78           1.10
                                             ----------------------------------------
Total from investment operations ........          2.38           0.74           1.05
                                             ----------------------------------------

Net asset value at end of period ........    $    19.62     $    17.24     $    16.50
                                             ========================================

Total return(C) .........................         13.81%          4.48%(D)       6.80%(D)
                                             ========================================

Net assets at end of period (000's) .....    $   48,446     $    4,310     $    2,465
                                             ========================================

Ratio of net expenses to
   average net assets ...................          2.03%          2.25%(E)       2.21%(E)

Ratio of net investment loss to
   average net assets ...................         (0.97%)        (1.70%)(E)     (1.78%)(E)

Portfolio turnover rate .................           127%            60%(E)         60%(E),(F)

(A) Effective after the close of business on December 31, 2003, the Fund changed its fiscal year end to March 31.

(B) Represents the period from commencement of operations (October 4, 2003) through December 31, 2003.

(C)   Total returns shown exclude the effect of applicable sales loads.

(D)   Not annualized.

(E)   Annualized.

(F) Reflects the portfolio turnover rate after realignment of the portfolio in connection with the acquisitions described in Note 6.

See accompanying notes to financial statements.

LARGE CAP GROWTH FUND-CLASS I
FINANCIAL HIGHLIGHTS
================================================================================

                    PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                       PERIOD
                                                                        ENDED
                                                                      MARCH 31,
                                                                       2005(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period .......................       $    18.34
                                                                     ==========

Income from investment operations:
   Net investment income .....................................             0.01
   Net realized and unrealized gains on investments ..........             1.51
                                                                     ----------
Total from investment operations .............................             1.52
                                                                     ----------

Net asset value at end of period .............................       $    19.86
                                                                     ==========

Total return(B) ..............................................             8.29%
                                                                     ==========

Net assets at end of period (000's) ..........................       $   43,279
                                                                     ==========

Ratio of net expenses to average net assets(C) ...............             1.01%

Ratio of net investment income to average net assets(C) ......             0.21%

Portfolio turnover rate(C) ...................................              127%

(A) Represents the period from commencement of operations (November 10, 2004) through March 31, 2005.

(B)   Not annualized.

(C)   Annualized.

See accompanying notes to financial statements.

MICRO CAP GROWTH FUND-CLASS A
FINANCIAL HIGHLIGHTS
================================================================================

                    PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                      PERIOD
                                                                      ENDED
                                                                     MARCH 31,
                                                                      2005(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period .......................      $    10.00
                                                                    ==========

Income (loss) from investment operations:
   Net investment loss .......................................           (0.06)
   Net realized and unrealized gains on investments ..........            1.13
                                                                    ----------
Total from investment operations .............................            1.07
                                                                    ----------

Net asset value at end of period .............................      $    11.07
                                                                    ==========

Total return(B) ..............................................           10.70%
                                                                    ==========

Net assets at end of period (000's) ..........................      $   32,378
                                                                    ==========

Ratio of net expenses to average net assets(C) ...............            1.95%

Ratio of net investment loss to average net assets(C) ........           (1.27%)

Portfolio turnover rate(C) ...................................             101%

(A) Represents the period from commencement of operations (June 22, 2004) through March 31, 2005.

(B) Total return shown excludes the effect of applicable sales loads and is not annualized.

(C)   Annualized.

See accompanying notes to financial statements.

MICRO CAP GROWTH FUND-CLASS C
FINANCIAL HIGHLIGHTS
================================================================================

                    PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                      PERIOD
                                                                      ENDED
                                                                     MARCH 31,
                                                                      2005(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period .......................      $    10.00
                                                                    ==========

Income (loss) from investment operations:
   Net investment loss ..................                                (0.08)
   Net realized and unrealized gains on investments ..........            1.09
                                                                    ----------
Total from investment operations .............................            1.01
                                                                    ----------

Net asset value at end of period .............................      $    11.01
                                                                    ==========

Total return(B) ..............................................           10.10%
                                                                    ==========

Net assets at end of period (000's) ..........................      $   16,224
                                                                    ==========

Ratio of net expenses to average net assets(C) ...............            2.70%

Ratio of net investment loss to average net assets(C) ........           (2.07%)

Portfolio turnover rate(C) ...................................             101%

(A) Represents the period from commencement of operations (June 22, 2004) through March 31, 2005.

(B) Total return shown excludes the effect of applicable sales loads and is not annualized.

(C)   Annualized.

See accompanying notes to financial statements.

MICRO CAP GROWTH FUND-CLASS I
FINANCIAL HIGHLIGHTS
================================================================================
                    PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                     PERIOD
                                                                     ENDED
                                                                    MARCH 31,
                                                                     2005(A)
-------------------------------------------------------------------------------
Net asset value at beginning of period .......................     $     9.89
                                                                   ==========

Income (loss) from investment operations:
   Net investment loss ..................                               (0.13)
   Net realized and unrealized gains on investments ..........           1.40
                                                                   ----------
Total from investment operations .............................           1.27
                                                                   ----------

Net asset value at end of period .............................     $    11.16
                                                                   ==========

Total return(B) ..............................................          12.84%
                                                                   ==========

Net assets at end of period (000's) ..........................     $       --(C)
                                                                   ==========

Ratio of net expenses to average net assets(D) ...............           1.55%

Ratio of net investment loss to average net assets(D) ........          (2.34%)

Portfolio turnover rate(D) ...................................            101%

(A) Represents the period from commencement of operations (October 4, 2004) through March 31, 2005.

(B)   Not annualized.

(C)   Amount rounds to less than $1,000.

(D)   Annualized.

See accompanying notes to financial statements.

SMALL CAP GROWTH FUND-CLASS A
FINANCIAL HIGHLIGHTS
================================================================================

                        PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------
                                                YEAR           YEAR         PERIOD
                                               ENDED          ENDED          ENDED
                                              MARCH 31,      MARCH 31,      MARCH 31,
                                                2005           2004          2003(A)
-------------------------------------------------------------------------------------
Net asset value at beginning of period ..    $    16.05     $     9.78     $    10.00
                                             ========================================

Income (loss) from investment operations:
   Net investment loss ..................         (0.25)         (0.14)         (0.06)
   Net realized and unrealized gains
      (losses) on investments ...........         (0.14)          6.78          (0.16)
                                             ----------------------------------------
Total from investment operations ........         (0.39)          6.64          (0.22)
                                             ----------------------------------------

Distributions from net realized gains ...         (0.41)         (0.37)            --
                                             ----------------------------------------

Net asset value at end of period ........    $    15.25     $    16.05     $     9.78
                                             ========================================

Total return(B) .........................         (2.43%)        68.02%         (2.20%)(C)
                                             ========================================

Net assets at end of period (000's) .....    $   37,675     $   53,064     $   15,230
                                             ========================================

Ratio of net expenses to
   average net assets ...................          1.95%          1.89%(E)       1.95%(D)

Ratio of net investment loss to
   average net assets ...................         (1.40%)        (1.34%)(E)     (1.61%)(D)

Portfolio turnover ......................           114%           133%           128%(D)

(A) Represents the period from commencement of operations (October 21, 2002) through March 31, 2003.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

(E) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 1.95% and the ratio of net investment loss to average net assets would have been (1.40%).

See accompanying notes to financial statements.

SMALL CAP GROWTH FUND-CLASS B
FINANCIAL HIGHLIGHTS
================================================================================

                        PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------
                                                YEAR           YEAR         PERIOD
                                               ENDED          ENDED          ENDED
                                              MARCH 31,      MARCH 31,      MARCH 31,
                                                2005           2004          2003(A)
-------------------------------------------------------------------------------------
Net asset value at beginning of period ..    $    15.90     $     9.75     $    10.00
                                             ========================================

Income (loss) from investment operations:
   Net investment loss ..................         (0.29)         (0.21)         (0.06)
   Net realized and unrealized gains
      (losses) on investments ...........         (0.21)          6.73          (0.19)
                                             ----------------------------------------
Total from investment operations ........         (0.50)          6.52          (0.25)
                                             ----------------------------------------

Distributions from net realized gains ...         (0.41)         (0.37)            --
                                             ----------------------------------------

Net asset value at end of period ........    $    14.99     $    15.90     $     9.75
                                             ========================================

Total return(B) .........................         (3.15%)        66.99%         (2.50%)(C)
                                             ========================================

Net assets at end of period (000's) .....    $    8,908     $    7,831     $    1,399
                                             ========================================

Ratio of net expenses to
   average net assets ...................          2.70%          2.63%(E)       2.69%(D)

Ratio of net investment loss to
   average net assets ...................         (2.13%)        (2.09%)(E)     (2.38%)(D)

Portfolio turnover ......................           114%           133%           128%(D)

(A) Represents the period from commencement of operations (October 21, 2002) through March 31, 2003.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

(E) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 2.70% and the ratio of net investment loss to average net assets would have been (2.16%).

See accompanying notes to financial statements.

SMALL CAP GROWTH FUND-CLASS C
FINANCIAL HIGHLIGHTS
================================================================================

                        PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------
                                                YEAR           YEAR         PERIOD
                                               ENDED          ENDED          ENDED
                                              MARCH 31,      MARCH 31,      MARCH 31,
                                                2005           2004          2003(A)
-------------------------------------------------------------------------------------
Net asset value at beginning of period ..    $    15.91     $     9.74     $    10.00
                                             ========================================

Income (loss) from investment operations:
   Net investment loss ..................         (0.29)         (0.21)         (0.07)
   Net realized and unrealized gains
      (losses) on investments ...........         (0.21)          6.75          (0.19)
                                             ----------------------------------------
Total from investment operations ........         (0.50)          6.54          (0.26)
                                             ----------------------------------------

Distributions from net realized gains ...         (0.41)         (0.37)            --
                                             ----------------------------------------

Net asset value at end of period ........    $    15.00     $    15.91     $     9.74
                                             ========================================

Total return(B) .........................         (3.15%)        67.26%         (2.60%)(C)
                                             ========================================

Net assets at end of period (000's) .....    $   18,776     $   14,596     $    3,029
                                             ========================================

Ratio of net expenses to
   average net assets ...................          2.70%          2.63%(E)       2.69%(D)

Ratio of net investment loss to
   average net assets ...................         (2.12%)        (2.09%)(E)     (2.39%)(D)

Portfolio turnover ......................           114%           133%           128%(D)

(A) Represents the period from commencement of operations (October 21, 2002) through March 31, 2003.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

(E) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 2.70% and the ratio of net investment loss to average net assets would have been (2.16%).

See accompanying notes to financial statements.

SMALL CAP GROWTH FUND-CLASS I
FINANCIAL HIGHLIGHTS
================================================================================

                    PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                      PERIOD
                                                                      ENDED
                                                                     MARCH 31,
                                                                      2005(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period .......................      $    15.37
                                                                    ==========

Income (loss) from investment operations:
   Net investment loss .......................................           (0.05)
   Net realized and unrealized gains on investments ..........            0.40
                                                                    ----------
Total from investment operations .............................            0.35
                                                                    ----------

Distributions from net realized gains ........................           (0.41)
                                                                    ----------

Net asset value at end of period .............................      $    15.31
                                                                    ==========

Total return(B) ..............................................            2.29%
                                                                    ==========

Net assets at end of period (000's) ..........................      $   82,846
                                                                    ==========

Ratio of net expenses to average net assets (C) ..............            1.55%

Ratio of net investment loss to average net assets (C) .......           (0.95%)

Portfolio turnover (C) .......................................             114%

(A) Represents the period from commencement of operations (May 5, 2004) through March 31, 2005.

(B)   Not annualized.

(C)   Annualized.

See accompanying notes to financial statements.

VALUE PLUS FUND-CLASS A
FINANCIAL HIGHLIGHTS
================================================================================

                                                                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           THREE
                                                YEAR           YEAR           YEAR           YEAR          MONTHS          YEAR
                                               ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                              MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,      DEC. 31,
                                                2005           2004           2003           2002          2001(A)         2000
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..    $    10.14     $     7.45     $    10.49     $    10.27     $    10.74     $    11.77
                                             =====================================================================================

Income (loss) from investment operations:
   Net investment income ................          0.04           0.06           0.05           0.02           0.01           0.06
   Net realized and unrealized gains
      (losses) on investments ...........          0.60           2.69          (3.05)          0.22          (0.47)          0.12
                                             -------------------------------------------------------------------------------------
Total from investment operations ........          0.64           2.75          (3.00)          0.24          (0.46)          0.18
                                             -------------------------------------------------------------------------------------

Less distributions:
   Dividends from net investment income .         (0.04)         (0.06)         (0.04)         (0.02)         (0.01)         (0.06)
   Distributions from net realized gains             --             --             --             --             --          (0.92)
   Return of capital ....................            --             --             --             --             --          (0.23)
                                             -------------------------------------------------------------------------------------
Total distributions .....................         (0.04)         (0.06)         (0.04)         (0.02)         (0.01)         (1.21)
                                             -------------------------------------------------------------------------------------

Net asset value at end of period ........    $    10.74     $    10.14     $     7.45     $    10.49     $    10.27     $    10.74
                                             =====================================================================================

Total return(B) .........................          6.34%         37.04%        (28.59%)         2.34%         (4.29%)(C)      1.91%
                                             =====================================================================================

Net assets at end of period (000's) .....    $   73,600     $   64,612     $   46,113     $   93,214     $   51,442     $   49,807
                                             =====================================================================================

Ratio of net expenses to
   average net assets ...................          1.30%          1.30%          1.30%          1.30%          1.30%(D)       1.30%

Ratio of net investment income
   to average net assets ................          0.46%          0.68%          0.58%          0.23%          0.37%(D)       0.51%

Portfolio turnover ......................            29%            44%            58%            33%            48%(D)         83%

(A) Effective after the close of business on December 31, 2000, the Fund changed its fiscal year-end to March 31.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

VALUE PLUS FUND-CLASS B
FINANCIAL HIGHLIGHTS
================================================================================

                                       PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------
                                                 YEAR          YEAR           YEAR          PERIOD
                                                ENDED         ENDED          ENDED          ENDED
                                               MARCH 31,     MARCH 31,      MARCH 31,      MARCH 31,
                                                 2005          2004           2003          2002(A)
----------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..    $     9.73     $     7.18     $    10.18     $    10.72
                                             =======================================================

Income (loss) from investment operations:
   Net investment loss ..................         (0.03)            --(B)          --(B)       (0.01)
   Net realized and unrealized gains
      (losses) on investments ...........          0.57           2.58          (2.96)         (0.53)
                                             -------------------------------------------------------
Total from investment operations ........          0.54           2.58          (2.96)         (0.54)
                                             -------------------------------------------------------

Dividends from net investment income ....            --          (0.03)         (0.04)            --
                                             -------------------------------------------------------

Net asset value at end of period ........    $    10.27     $     9.73     $     7.18     $    10.18
                                             =======================================================

Total return(C) .........................          5.55%         36.04%        (29.05%)        (5.01%)(D)
                                             =======================================================

Net assets at end of period (000's) .....    $      876     $      753     $      367     $      130
                                             =======================================================

Ratio of net expenses to
   average net assets ...................          2.05%          2.05%          2.05%          2.05%(E)

Ratio of net investment loss to
   average net assets ...................         (0.29%)        (0.09%)        (0.06%)        (0.77%)(E)

Portfolio turnover ......................            29%            44%            58%            33%(E)

(A) Represents the period from the commencement of operations (May 1, 2001) through March 31, 2002.

(B)   Amount rounds to less than $0.01 per share.

(C)   Total returns shown exclude the effect of applicable sales loads.

(D)   Not annualized.

(E)   Annualized.

See accompanying notes to financial statements.

VALUE PLUS FUND-CLASS C
FINANCIAL HIGHLIGHTS
================================================================================

                                                                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           THREE
                                                YEAR           YEAR           YEAR           YEAR          MONTHS          YEAR
                                               ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                              MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,      DEC. 31,
                                                2005           2004           2003           2002          2001(A)         2000
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..    $     9.78     $     7.22     $    10.18     $    10.02     $    10.50     $    11.48
                                             =====================================================================================

Income (loss) from investment operations:
   Net investment loss ..................         (0.03)            --(B)       (0.02)         (0.04)         (0.01)         (0.02)
   Net realized and unrealized gains
      (losses) on investments ...........          0.58           2.59          (2.94)          0.20          (0.47)          0.19
                                             -------------------------------------------------------------------------------------
Total from investment  operations .......          0.55           2.59          (2.96)          0.16          (0.48)          0.17
                                             -------------------------------------------------------------------------------------

Less distributions:
   Dividends from net investment income .            --          (0.03)            --             --             --             --
   Distributions from net realized gains             --             --             --             --             --          (0.92)
   Return of capital ....................            --             --             --             --             --          (0.23)
                                             -------------------------------------------------------------------------------------
Total distributions .....................            --          (0.03)            --             --             --          (1.15)
                                             -------------------------------------------------------------------------------------

Net asset value at end of period ........    $    10.33     $     9.78     $     7.22     $    10.18     $    10.02     $    10.50
                                             =====================================================================================

Total return(C) .........................          5.62%         35.89%        (29.08%)         1.60%         (4.57%)(D)      1.87%
                                             =====================================================================================

Net assets at end of period (000's) .....    $    1,851     $    1,867     $    1,512     $    2,548     $    1,705     $    2,011
                                             =====================================================================================

Ratio of net expenses to
   average net assets ...................          2.05%          2.05%          2.05%          2.05%          2.05%(E)       2.05%

Ratio of net investment loss to
   average net assets ...................         (0.29%)        (0.05%)        (0.15%)        (0.51%)        (0.33%)(E)     (0.21%)

Portfolio turnover ......................            29%            44%            58%            33%            48%(E)         83%

(A) Effective after the close of business on December 31, 2000, the Fund changed its fiscal year-end to March 31.

(B)   Amount rounds to less than $0.01 per share.

(C)   Total returns shown exclude the effect of applicable sales loads.

(D)   Not annualized.

(E)   Annualized.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005
================================================================================

1. ORGANIZATION

The Emerging Growth Fund, Growth Opportunities Fund, Large Cap Core Equity Fund (formerly Enhanced 30 Fund), Large Cap Growth Fund, Micro Cap Growth Fund, Small Cap Growth Fund, and Value Plus Fund (individually, a Fund, and collectively, the Funds) are each a series of Touchstone Strategic Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the
Act), as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

Prior to May 1, 2000, the Emerging Growth Fund and Value Plus Fund were part of the Touchstone Series Trust, a Massachusetts business trust organized on February 7, 1994 and registered under the Act as an open-end management investment company. Effective May 1, 2000, the Funds were merged into separate series of the Trust and their fiscal year ends were subsequently changed from December 31 to March 31.

Prior to October 4, 2003, the Large Cap Growth Fund was a series of the Navellier Performance Funds. Effective October 4, 2003, the Navellier Performance Large Cap Growth Portfolio and the Navellier Millennium Large Cap Growth Portfolio were merged into the Large Cap Growth Fund. The accounting and performance history of the Navellier Performance Large Cap Growth Portfolio was carried forward. The Large Cap Growth Fund was the legal and tax survivor. Effective January 1, 2004, the Fund changed its fiscal year end from December 31 to March 31.

The Emerging Growth Fund seeks to increase the value of Fund shares as a primary goal and to earn income as a secondary goal by investing primarily (at least 65% of its assets) in emerging growth companies.

The Growth Opportunities Fund seeks long-term capital appreciation primarily through equity investments in companies whose valuation may not reflect the prospects for accelerated earnings/cash flow growth. The Fund invests primarily in stocks of mid to large cap domestic growth companies that the sub-advisor believes have a demonstrated record of achievement with excellent prospects for earnings and/or cash flow growth over a 3 to 5 year period.

The Large Cap Core Equity Fund seeks long-term capital appreciation as its primary goal by investing at least 80% of its total assets in common stocks of large cap companies. Income is a secondary goal.

The Large Cap Growth Fund seeks long-term growth of capital. Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks of large cap companies.

The Micro Cap Growth Fund seeks long-term growth of capital. Under normal circumstances, the Fund will invest at least 80% of its assets in the common stocks of U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $300 million, referred to as micro cap companies, and which, in the opinion of the sub-advisor, have superior earnings growth characteristics.

The Small Cap Growth Fund seeks long-term growth of capital. Under normal circumstances, the Fund will invest at least 80% of its assets in common stock of small cap companies.

The Value Plus Fund seeks to increase the value of Fund shares over the long-term by investing primarily (at least 65% of its assets) in common stocks of larger companies that the sub-advisor believes are undervalued.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

The Emerging Growth Fund, Growth Opportunities Fund, Large Cap Core Equity Fund, Micro Cap Growth Fund, and Value Plus Fund offer three classes of shares: Class A shares (currently sold subject to a maximum front-end sales load of 5.75% and a maximum distribution fee of up to 0.25%), Class B shares, except Micro Cap Growth Fund, (sold subject to a maximum contingent deferred sales load of 5.00% for a one-year period and incrementally reduced over time and a maximum distribution fee of up to 1.00% of average daily net assets), Class C shares (sold subject to a 1.00% contingent deferred sales load for a one-year period and a maximum distribution fee of up to 1.00% of average daily net assets), and Class I shares of Micro Cap Growth Fund (sold without a distribution fee or sales charge, but offered only through selected dealers and subject to a higher minimum initial investment). The Large Cap Growth Fund and Small Cap Growth Fund offer four classes of shares: Class A shares, Class B shares, Class C shares and Class I shares (all described above). Each Class A, Class B, Class C and Class I share of a Fund represents identical interests in the investment portfolio of such Fund and has the same rights, except that (i) Class B and Class C shares bear the expenses of higher distribution fees, which is expected to cause Class B and Class C shares to have a higher expense ratio and to pay lower dividends than Class A and Class I shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies:

SECURITY VALUATION - The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges are valued at the last sale price and portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (NOCP). Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Securities for which market quotations or the NOCP are not readily available are valued based on fair value as determined by or under the direction of the Board of Trustees. Money market instruments and other debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market. Shares of open-end mutual funds in which the Funds invest are valued at their respective net asset values as reported by the underlying funds.

PORTFOLIO SECURITIES LOANED - As of March 31, 2005, the following Funds loaned common stocks and received collateral as follows:

--------------------------------------------------------------------------------
                                 Fair Value of Common        Value of
                                     Stocks Loaned     Collateral Received
--------------------------------------------------------------------------------
Emerging Growth Fund                  $ 96,889 991        $ 106,907,270
Growth Opportunities Fund             $  2,665,564        $   2,732,160
Large Cap Growth Fund                 $ 16,798,413        $  17,284,850
Micro Cap Growth Fund                 $ 10,807,259        $  11,348,472
Small Cap Growth Fund                 $ 22,167,324        $  23,235,815
--------------------------------------------------------------------------------

All collateral received as cash and securities is received, held and administered by the Funds' custodian for the benefit of the Funds in the applicable custody account or other account established for the purpose of holding collateral.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

Funds participating in securities lending receive compensation in the form of fees, or retain a portion of interest or dividends on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral valued at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Unrealized gain or loss on the fair value of the securities loaned that may occur during the term of the loan are recognized by the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

SHARE VALUATION - The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

The maximum offering price per share of Class A shares of the Funds is equal to the net asset value per share plus a sales load equal to 6.10% of the net asset value (or 5.75% of the offering price). The maximum offering price per share of Class B, Class C and Class I shares of the Funds is equal to the net asset value per share.

The redemption price per share of each class of shares of the Funds is equal to the net asset value per share. However, Class B and Class C shares of the Funds are subject to a contingent deferred sales load of 5.00% and 1.00%, respectively, of the original purchase price if redeemed within a one-year period from the date of purchase. The contingent deferred sales load for Class B shares will be incrementally reduced over time. After the 6th year, there is no contingent deferred sales load for Class B shares.

INVESTMENT INCOME - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are recorded on an accrual basis.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends arising from net investment income, if any, are declared and paid to shareholders annually for each Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

ALLOCATIONS - Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

SECURITY TRANSACTIONS - Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

Federal income tax - It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the years ended March 31, 2005 and 2004 was as follows:

-----------------------------------------------------------------------------------------------------------------------------
                                          EMERGING                         GROWTH                        LARGE CAP
                                           GROWTH                      OPPORTUNITIES                    CORE EQUITY
                                            FUND                            FUND                            FUND
-----------------------------------------------------------------------------------------------------------------------------
                                     YEAR            YEAR            YEAR            YEAR            YEAR            YEAR
                                    ENDED           ENDED           ENDED           ENDED           ENDED           ENDED
                                   MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                     2005            2004            2005            2004            2005            2004
-----------------------------------------------------------------------------------------------------------------------------
From ordinary income ........    $         --    $         --    $         --    $         --    $    116,337    $     52,387
From long-term  capital gains      51,761,552              --              --              --              --              --
                                 --------------------------------------------------------------------------------------------
                                 $ 51,761,552    $         --    $         --    $         --    $    116,337    $     52,387
                                 ============================================================================================
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                          LARGE CAP               MICRO CAP               SMALL CAP
                                           GROWTH                  GROWTH                  GROWTH
                                            FUND                    FUND                    FUND
------------------------------------------------------------------------------------------------------------
                                    YEAR            YEAR            YEAR            YEAR            YEAR
                                   ENDED           ENDED           ENDED           ENDED           ENDED
                                  MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                    2005            2004            2005            2005            2004
------------------------------------------------------------------------------------------------------------
From ordinary income .......    $         --    $         --    $         --    $  1,709,786    $  1,229,562
From long-term capital gains              --              --              --       1,330,596          68,424
                                ----------------------------------------------------------------------------
                                $         --    $         --    $         --    $  3,040,382    $  1,297,986
                                ============================================================================
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------
                                        VALUE PLUS
                                           FUND
------------------------------------------------------------
                                    YEAR            YEAR
                                   ENDED           ENDED
                                  MARCH 31,       MARCH 31,
                                    2005            2004
------------------------------------------------------------
From ordinary income .......    $    320,278    $    404,737
From long-term capital gains              --              --
                                ----------------------------
                                $    320,278    $    404,737
                                ============================
------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

The following information is computed on a tax basis for each item as of March 31, 2005:
------------------------------------------------------------------------------------------
                                            EMERGING           GROWTH          LARGE CAP
                                             GROWTH        OPPORTUNITIES      CORE EQUITY
                                              FUND              FUND              FUND
------------------------------------------------------------------------------------------
Cost of portfolio investments .......    $ 909,711,410     $ 102,584,187     $  10,752,631
                                         =================================================
Gross unrealized appreciation .......      131,587,458        20,007,616         2,397,561
Gross unrealized depreciation .......      (29,781,907)      (13,087,145)         (692,881)
                                         -------------------------------------------------
Net unrealized appreciation .........      101,805,551         6,920,471         1,704,680
Post-October losses .................               --           (91,049)               --
Capital loss carryforward ...........               --       (65,503,842)       (1,576,191)
Undistributed ordinary income .......               --                --            20,160
Undistributed long-term capital gains       14,612,196                --                --
                                         -------------------------------------------------
    Accumulated earnings (deficit) ..    $ 116,417,747     $ (58,674,420)    $     148,649
                                         =================================================
------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                         LARGE CAP         MICRO CAP         SMALL CAP          VALUE
                                          GROWTH            GROWTH            GROWTH             PLUS
                                           FUND              FUND              FUND              FUND
---------------------------------------------------------------------------------------------------------
Cost of portfolio investments ....    $ 338,919,830     $  52,563,541     $ 149,152,874     $  66,750,247
                                      ===================================================================
Gross unrealized appreciation ....       47,012,735         8,314,208        21,390,492        12,737,912
Gross unrealized depreciation ....       (2,269,813)       (1,947,575)       (6,338,130)       (3,561,284)
                                      -------------------------------------------------------------------
Net unrealized appreciation ......       44,742,922         6,366,633        15,052,362         9,176,628
Post-October losses ..............       (1,985,495)       (1,619,901)               --                --
Capital loss carryforward ........      (58,093,648)       (1,123,992)       (1,952,789)      (12,685,348)
Undistributed ordinary income ....               --                --                --            86,810
                                      -------------------------------------------------------------------
    Accumulated earnings (deficit)    $ (15,336,221)    $   3,622,740     $  13,099,573     $  (3,421,910)
                                      ===================================================================
---------------------------------------------------------------------------------------------------------

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sales.

As of March 31, 2005, the Funds had the following capital loss carryforwards for federal income tax purposes.

--------------------------------------------------------------------------------
                                                                      EXPIRES
FUND                                              AMOUNT              MARCH 31,
--------------------------------------------------------------------------------
Growth Opportunities Fund .................    $ 2,005,441              2009
                                                22,448,509              2010
                                                21,975,058              2011
                                                17,098,132              2012
                                                 1,976,702              2013
                                               -----------
                                                65,503,842
                                               ===========
Large Cap Core Equity Fund ................    $    99,480              2009
                                                    24,780              2010
                                                   414,728              2011
                                                 1,025,778              2012
                                                    11,425              2013
                                               -----------
                                                 1,576,191
                                               ===========

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

Large Cap Growth Fund* ....................    $ 1,492,563              2008
                                                17,152,658              2009
                                                14,651,843              2010
                                                19,675,611              2011
                                                 3,322,314              2012
                                                 1,798,659              2013
                                               -----------
                                                58,093,648
                                               ===========
Micro Cap Growth Fund .....................    $ 1,123,992              2013
                                               ===========
Small Cap Growth Fund .....................    $ 1,952,789              2013
                                               ===========
Value Plus Fund ...........................    $ 4,556,010              2011
                                                 8,129,338              2012
                                               -----------
                                                12,685,348
                                               ===========

*A portion of these capital loss carryforwards may be limited under tax regulations.

During the year ended March 31, 2005, the Value Plus Fund utilized $1,479,372 of capital loss carryforwards. The capital loss carryforwards and Post-October losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements have been made to the components of capital. These reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present the Fund's capital accounts on a tax basis. The following reclassifications of net investment loss have been made to the following Funds for the year ended March 31, 2005:

--------------------------------------------------------------------------------
                                                   ACCUMULATED     ACCUMULATED
                                    PAID-IN      NET INVESTMENT    NET REALIZED
                                    CAPITAL       INCOME (LOSS)   GAINS (LOSSES)
--------------------------------------------------------------------------------
Emerging Growth Fund .........   $   (606,847)    $  9,852,791    $ (9,245,944)
Growth Opportunities Fund ....     (1,658,581)       1,658,581              --
Large Cap Growth Fund ........       (547,767)         547,767              --
Micro Cap Growth Fund ........       (306,311)         306,311              --
Small Cap Growth Fund ........     (1,447,744)       1,449,143          (1,399)
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the period ended March 31, 2005:

--------------------------------------------------------------------------------------------------
                                        EMERGING         GROWTH         LARGE CAP       LARGE CAP
                                         GROWTH      OPPORTUNITIES    CORE EQUITY        GROWTH
                                          FUND            FUND            FUND            FUND
--------------------------------------------------------------------------------------------------
Purchases of investment securities    $ 798,084,886   $ 42,436,101    $    819,178   $ 486,942,748
                                      ------------------------------------------------------------
Proceeds from sales and maturities
   of investment securities ......    $ 692,100,263   $ 80,281,764    $  1,173,714   $ 223,864,861
                                      ------------------------------------------------------------
--------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                         MICRO CAP      SMALL CAP
                                          GROWTH         GROWTH        VALUE PLUS
                                           FUND           FUND            FUND
----------------------------------------------------------------------------------
Purchases of investment securities    $ 62,663,305    $180,402,093    $ 27,210,013
                                      --------------------------------------------
Proceeds from sales and maturities
   of investment securities ......    $ 18,704,342    $110,808,348    $ 21,373,856
                                      --------------------------------------------
----------------------------------------------------------------------------------

4. TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also officers of Touchstone Advisors, Inc. (the Advisor), the Trust's investment advisor, or Touchstone Securities, Inc. (the Underwriter), the Trust's principal underwriter, or Integrated Fund Services, Inc. (Integrated), the Trust's administrator, transfer agent and accounting services agent. The Advisor, the Underwriter and Integrated are each wholly-owned, indirect subsidiaries of The Western and Southern Life Insurance Company.

MANAGEMENT AGREEMENTS

The Advisor provides general investment supervisory services for the Funds, under the terms of an Advisory Agreement. Under the Advisory Agreement, the Funds pay the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets as follows:

--------------------------------------------------------------------------------
Emerging Growth Fund            0.80%
--------------------------------------------------------------------------------
Growth Opportunities Fund       1.00% on the first $50 million
                                0.90% on the next $50 million
                                0.80% on the next $100 million
                                0.75% of such assets in excess of $200 million
--------------------------------------------------------------------------------
Large Cap Core Equity Fund      0.65% on the first $100 million
                                0.60% on the next $100 million
                                0.55% on the next $100 million
                                0.50% of such assets in excess of $300 million
--------------------------------------------------------------------------------
Large Cap Growth Fund*          0.75% on the first $200 million
                                0.70% on the next $800 million
                                0.65% of such assets in excess of $1 billion
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

--------------------------------------------------------------------------------
Micro Cap Growth Fund           1.25%
--------------------------------------------------------------------------------
Small Cap Growth Fund           1.25%
--------------------------------------------------------------------------------
Value Plus Fund                 0.75% on the first $100 million
                                0.70% on the next $100 million
                                0.65% on the next $100 million
                                0.60% of such assets in excess of $300 million
--------------------------------------------------------------------------------

* Prior to February 25, 2005, the Large Cap Growth Fund paid the Advisor investment advisory fees, based on average daily net assets as follows:
      0.75% on the first $200 million; 0.70% on the next $300 million and 0.50% of such assets in excess of $500 million.

During the year ended March 31, 2005, the Advisor waived investment advisory fees and/or reimbursed expenses of the Funds as follows:

      Emerging Growth Fund                                    $     53,894
      Large Cap Core Equity Fund                              $    157,098
      Large Cap Growth Fund                                   $      8,913
      Micro Cap Growth Fund                                   $     88,292
      Small Cap Growth Fund                                   $     51,355
      Value Plus Fund                                         $     38,304

The Advisor has retained various Sub-Advisors to manage the investments of the Funds under the terms of a Sub-Advisory Agreement. The Advisor (not the Fund) pays the Sub-Advisors a fee for these services.

TCW Investment Management Company (TCW) and Westfield Capital Management Company, LLC (Westfield) have been retained by the Advisor to manage the investments of the Emerging Growth Fund.

Mastrapasqua Asset Management, Inc. (Mastrapasqua) has been retained by the Advisor to manage the investments of the Growth Opportunities Fund.

Todd Investment Advisors, Inc. (Todd), an Affiliate of the Advisor, has been retained by the Advisor to manage the investments of the Large Cap Core Equity Fund.

Navellier & Associates, Inc. (Navellier) has been retained by the Advisor to manage the investments of the Large Cap Growth Fund.

Bjurman, Barry & Associates (Bjurman) has been retained by the Advisor to manage the investments of the Micro Cap Growth Fund.

Longwood Investment Advisors, Inc. (Longwood) and Bjurman have been retained by the Advisor to manage the investments of the Small Cap Growth Fund.

Fort Washington Investment Advisors, Inc. (Fort Washington), an affiliate of the Advisor, has been retained by the Advisor to manage the investments of the Value Plus Fund.

The Advisor has entered into an agreement to contractually limit operating expenses of the Large Cap Growth Fund. The maximum operating expense limit in any year with respect to the Fund is based on a percentage of the average daily net assets of the Fund. The Advisor has agreed to waive advisory fees and reimburse expenses in order to maintain expense limitations for the Fund as follows: 1.30% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares and 1.05% for Class I shares. These expense limitations shall remain in effect until March 31, 2006.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

ADMINISTRATION AGREEMENT

Under the terms of an Administration Agreement, Integrated supplies executive and regulatory compliance services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission and state securities authorities and materials for meetings of the Board of Trustees. For these services, Integrated receives a monthly fee from each Fund.

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and Integrated, Integrated maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Integrated receives a monthly fee per shareholder account from each Fund, subject to a minimum monthly fee for each Fund, or for each class of shares of a Fund, as applicable. In addition, each Fund pays Integrated out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT

Under the terms of the Accounting Services Agreement between the Trust and Integrated, Integrated calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, Integrated receives a monthly fee, based on current net asset levels from each Fund. In addition, each Fund pays Integrated certain out-of-pocket expenses incurred by Integrated in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT

The Underwriter is the Funds' principal underwriter and, as such, acts as the exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and Underwriter, the Underwriter earned the following from underwriting and broker commissions on the sale of shares of the following Funds for the period ended March 31, 2005:

      Emerging Growth Fund                                    $    180,368
      Growth Opportunities Fund                               $      9,540
      Large Cap Core Equity Fund                              $      8,064
      Large Cap Growth Fund                                   $    137,657
      Micro Cap Growth Fund                                   $     58,921
      Small Cap Growth Fund                                   $     31,022
      Value Plus Fund                                         $      4,293

In addition, the Underwriter collected the following contingent deferred sales charges on the redemption of Class B and Class C shares of the following Funds during the period ended March 31, 2005:

      Emerging Growth Fund                                    $    192,384
      Growth Opportunities Fund                               $     16,041
      Large Cap Core Equity Fund                              $     10,187
      Large Cap Growth Fund                                   $     28,097
      Micro Cap Growth Fund                                   $      4,008
      Small Cap Growth Fund                                   $     14,841
      Value Plus Fund                                         $      2,228

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

PLANS OF DISTRIBUTION

The Trust has a Plan of Distribution (Class A Plan) under which Class A shares of each Fund may directly incur or reimburse the Advisor or the Underwriter for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is 0.25% of average daily net assets attributable to such shares.

The Trust also has a Plan of Distribution (Class B and Class C Plan) under which Class B and Class C shares of each Fund may directly incur or reimburse the Advisor or the Underwriter for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class B and Class C Plan is 1.00% of average daily net assets attributable to Class B and Class C shares.

SPONSOR AGREEMENT

The Trust, on behalf of the Emerging Growth Fund, Large Cap Core Equity Fund, Micro Cap Growth Fund, Small Cap Growth Fund, and Value Plus Fund, has entered into a Sponsor Agreement with the Advisor. The Advisor provides oversight of the various service providers to the Funds, including the Funds' administrator, custodian and transfer agent. The Advisor receives a fee from each Fund equal on an annual basis to 0.20% of the average daily net assets of that Fund. The Advisor agreed to waive Sponsor fees until March 31, 2006, as needed to maintain each Fund's expenses at a set level (see below). The Sponsor Agreement may be terminated by the Advisor, the Board of Trustees or the vote of a majority of the outstanding voting securities of each Fund with 30 days written notice.

Pursuant to the Sponsor Agreement, between the Advisor and the Trust, the Advisor has agreed to waive its fees and reimburse expenses in order to limit certain Fund's annual expenses as follows: Emerging Growth Fund - 1.50% for Class A shares, 2.25% for Class B and Class C shares; Large Cap Core Equity Fund
- 1.00% for Class A shares, 1.75% for Class B and Class C shares; Micro Cap Growth Fund - 1.95% for Class A shares, 2.70% for Class C shares, 1.55% for Class I shares; Small Cap Growth Fund - 1.95% for Class A shares, 2.70% for Class B and Class C shares, 1.55% for Class I shares; Value Plus Fund - 1.30% for Class A shares, 2.05% for Class B and Class C shares. These fee waivers and expense limitations are in effect for all Funds until March 31, 2006.

During the year ended March 31, 2005, the Advisor waived Sponsor fees as follows:

      Emerging Growth Fund                                    $    597,211
      Large Cap Core Equity Fund                              $     25,476
      Micro Cap Growth Fund                                   $     38,409
      Small Cap Growth Fund                                   $    178,990
      Value Plus Fund                                         $    134,849

COMPLIANCE SERVICES AGREEMENT

Under the terms of the Compliance Services Agreement between the Trust and Integrated, Integrated provides certain compliance services to the Trust for a fee, including developing and assisting in implementing a compliance program for Integrated on behalf of the Funds and providing administrative support services to the Funds' Compliance Program and Chief Compliance Officer.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

5. CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

------------------------------------------------------------------------------------------------------------------------------
                                            EMERGING                          GROWTH                      LARGE CAP
                                             GROWTH                       OPPORTUNITIES                  CORE EQUITY
                                              FUND                             FUND                          FUND
------------------------------------------------------------------------------------------------------------------------------
                                      YEAR            YEAR            YEAR            YEAR            YEAR            YEAR
                                     ENDED           ENDED           ENDED           ENDED           ENDED           ENDED
                                    MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                      2005            2004            2005            2004            2005            2004
------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold ...................     13,681,174      14,941,630       1,037,067       2,561,302         142,157         120,345
Shares reinvested .............      1,192,525              --              --              --          10,583           5,313
Shares redeemed ...............     (9,136,289)     (4,876,741)     (3,011,561)     (2,699,942)       (134,214)        (69,892)
                                  --------------------------------------------------------------------------------------------
Net increase (decrease)
   in shares outstanding ......      5,737,410      10,064,889      (1,974,494)       (138,640)         18,526          55,766
Shares outstanding, beginning
   of year ....................     21,097,098      11,032,209       6,512,520       6,651,160         965,679         909,913
                                  --------------------------------------------------------------------------------------------
Shares outstanding, end of year     26,834,508      21,097,098       4,538,026       6,512,520         984,205         965,679
                                  ============================================================================================
CLASS B
Shares sold ...................        699,782       1,436,646          18,249          39,997          67,892          91,503
Shares reinvested .............        166,527              --              --              --             531             188
Shares redeemed ...............       (420,712)       (288,448)        (46,186)        (34,568)        (52,718)        (39,542)
                                  --------------------------------------------------------------------------------------------
Net increase (decrease)
   in shares outstanding ......        445,597       1,148,198         (27,937)          5,429          15,705          52,149
Shares outstanding, beginning
   of year ....................      3,240,900       2,092,702         208,476         203,047         161,079         108,930
                                  --------------------------------------------------------------------------------------------
Shares outstanding, end of year      3,686,497       3,240,900         180,539         208,476         176,784         161,079
                                  ============================================================================================
CLASS C
Shares sold ...................      4,772,368       6,236,733          85,925         230,034          35,206         162,890
Shares reinvested .............        523,391              --              --              --             434             288
Shares redeemed ...............     (3,265,751)     (1,454,131)       (449,633)       (377,297)       (107,540)        (51,128)
                                  --------------------------------------------------------------------------------------------
Net increase (decrease)
   in shares outstanding ......      2,030,008       4,782,602        (363,708)       (147,263)        (71,900)        112,050
Shares outstanding, beginning
   of year ....................     12,572,773       7,790,171       1,637,558       1,784,821         248,896         136,846
                                  --------------------------------------------------------------------------------------------
Shares outstanding, end of year     14,602,781      12,572,773       1,273,850       1,637,558         176,996         248,896
                                  ============================================================================================
------------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

--------------------------------------------------------------------------------------------------------
                                                                            LARGE CAP
                                                                             GROWTH
                                                                              FUND
--------------------------------------------------------------------------------------------------------
                                                              YEAR         THREE MONTHS        YEAR
                                                             ENDED            ENDED           ENDED
                                                            MARCH 31,        MARCH 31,       DEC. 31,
                                                             2005 (A)         2004 (B)         2003
--------------------------------------------------------------------------------------------------------
CLASS A
Shares sold ..........................................      10,983,411          416,560          916,519
Shares issued in connection with acquisitions (Note 6)              --               --        2,561,534
Shares redeemed ......................................      (1,202,420)        (143,232)        (850,347)
                                                          ----------------------------------------------
Net increase in shares outstanding ...................       9,780,991          273,328        2,627,706
Shares outstanding, beginning of period ..............       4,035,502        3,762,174        1,134,468
                                                          ----------------------------------------------
Shares outstanding, end of period ....................      13,816,493        4,035,502        3,762,174
                                                          ==============================================
CLASS B
Shares sold ..........................................         469,699           53,919           35,834
Shares issued in connection with acquisitions (Note 6)              --               --           33,380
Shares redeemed ......................................         (40,038)          (4,649)          (8,449)
                                                          ----------------------------------------------
Net increase in shares outstanding ...................         429,661           49,270           60,765
Shares outstanding, beginning of period ..............         110,035           60,765               --
                                                          ----------------------------------------------
Shares outstanding, end of period ....................         539,696          110,035           60,765
                                                          ==============================================
CLASS C
Shares sold ..........................................       2,297,801          105,172           78,268
Shares issued in connection with acquisitions (Note 6)              --               --           77,097
Shares redeemed ......................................         (79,041)          (4,615)          (6,005)
                                                          ----------------------------------------------
Net increase in shares outstanding ...................       2,218,760          100,557          149,360
Shares outstanding, beginning of period ..............         249,917          149,360               --
                                                          ----------------------------------------------
Shares outstanding, end of period ....................       2,468,677          249,917          149,360
                                                          ==============================================
CLASS I
Shares sold ..........................................       2,363,046               --               --
Shares reinvested ....................................              --               --               --
Shares redeemed ......................................        (184,075)              --               --
                                                          ----------------------------------------------
Net increase in shares outstanding ...................       2,178,971               --               --
Shares outstanding, beginning of period ..............              --               --               --
                                                          ----------------------------------------------
Shares outstanding, end of period ....................       2,178,971               --               --
                                                          ==============================================
--------------------------------------------------------------------------------------------------------

(A) Except Class I shares which represents the period from commencement of operations (November 10, 2004) through March 31, 2005.

(B) Effective after the close of business on December 31, 2003, the Fund changed its fiscal year end to March 31.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                   MICRO CAP                SMALL CAP
                                                    GROWTH                    GROWTH                         VALUE PLUS
                                                     FUND                      FUND                             FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                    PERIOD            YEAR              YEAR            YEAR             YEAR
                                                    ENDED            ENDED             ENDED           ENDED            ENDED
                                                   MARCH 31,        MARCH 31,         MARCH 31,       MARCH 31,        MARCH 31,
                                                    2005 (A)         2005 (B)           2004            2005             2004
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold .................................       3,074,850        1,507,000        2,140,689        1,455,498          576,417
Shares reinvested ...........................              --           74,546           52,792           28,930           42,224
Shares redeemed .............................        (148,714)      (2,418,324)        (444,544)      (1,004,090)        (436,399)
                                                  -------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding       2,926,136         (836,778)       1,748,937          480,338          182,242
Shares outstanding, beginning of period .....              --        3,306,640        1,557,703        6,369,601        6,187,359
                                                  -------------------------------------------------------------------------------
Shares outstanding, end of period ...........       2,926,136        2,469,862        3,306,640        6,849,939        6,369,601
                                                  ===============================================================================
CLASS B
Shares sold .................................              --          145,750          367,456           24,214           38,408
Shares reinvested ...........................              --           12,741            7,879               --              221
Shares redeemed .............................              --          (57,014)         (26,164)         (16,360)         (12,353)
                                                  -------------------------------------------------------------------------------
Net increase in shares outstanding ..........              --          101,477          349,171            7,854           26,276
Shares outstanding, beginning of period .....              --          492,604          143,433           77,422           51,146
                                                  -------------------------------------------------------------------------------
Shares outstanding, end of period ...........              --          594,081          492,604           85,276           77,422
                                                  ===============================================================================
CLASS C
Shares sold .................................       1,538,640          563,065          745,002           33,863           38,680
Shares reinvested ...........................              --           16,055            7,805               --              570
Shares redeemed .............................         (64,989)        (245,443)        (145,961)         (45,443)         (57,927)
                                                  -------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding       1,473,651          333,677          606,846          (11,580)         (18,677)
Shares outstanding, beginning of period .....              --          917,638          310,792          190,821          209,498
                                                  -------------------------------------------------------------------------------
Shares outstanding, end of period ...........       1,473,651        1,251,315          917,638          179,241          190,821
                                                  ===============================================================================
CLASS I
Shares sold .................................              10        5,515,470               --               --               --
Shares Reinvested ...........................              --           70,748               --               --               --
Shares redeemed .............................              --         (173,778)              --               --               --
                                                  -------------------------------------------------------------------------------
Net increase in shares outstanding ..........              10        5,412,440               --               --               --
Shares outstanding, beginning of period .....              --               --               --               --               --
                                                  -------------------------------------------------------------------------------
Shares outstanding, end of period ...........              10        5,412,440               --               --               --
                                                  ===============================================================================
---------------------------------------------------------------------------------------------------------------------------------

(A) Represents the period from commencement of operations (June 22, 2004) through March 31, 2005, except Class I shares which represents the period from commencement of operations (October 4, 2004) through March 31, 2005.

(B) Except Class I shares which represents the period from commencement of operations (May 5, 2004) through March 31, 2005.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

6. ACQUISITIONS

On October 3, 2003, a Special Meeting of Shareholders of the Navellier Performance Large Cap Growth Portfolio, a series of the Navellier Performance Funds, and of the Navellier Millennium Large Cap Growth Portfolio, a series of the Navellier Millenium Funds, was held to approve or disapprove an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of Navellier Performance Large Cap Growth Portfolio and Navellier Millennium Large Cap Growth Portfolio by Touchstone Large Cap Growth Fund, in exchange for shares of the Touchstone Large Cap Growth Fund Class A, Class B and Class C shares.

The merger was completed on October 4, 2003. Upon completion of the merger, Navellier Performance Large Cap Growth Portfolio became the accounting and performance survivor, while the Touchstone Large Cap Growth Fund remained as the legal and tax survivor.

The following is a summary of shares outstanding, net assets, net asset value per share, unrealized appreciation and accumulated net realized losses immediately before and after the reorganization:

                                                                                         AFTER
                                               BEFORE REORGANIZATION                REORGANIZATION
--------------------------------------------------------------------------------------------------
                                      NAVELLIER      NAVELLIER
                                     PERFORMANCE     MILLENNIUM       TOUCHSTONE       TOUCHSTONE
                                      LARGE CAP       LARGE CAP        LARGE CAP        LARGE CAP
                                       GROWTH          GROWTH           GROWTH           GROWTH
                                      PORTFOLIO       PORTFOLIO          FUND             FUND
--------------------------------------------------------------------------------------------------
Shares:
   Class A ....................       1,289,869           74,609        4,159,880        3,851,401
   Class B ....................              --           60,117           19,779           33,380
   Class C ....................              --           49,371          103,777           77,097
Net Assets:
   Class A ....................    $ 19,929,229     $    431,538     $ 39,180,214     $ 59,540,981
   Class B ....................    $         --     $    341,599     $    174,187     $    515,786
   Class C ....................    $         --     $    279,161     $    910,821     $  1,189,982
Net Asset Value:
   Class A ....................    $      15.45     $       5.78     $       9.42     $      15.46
   Class B ....................    $         --     $       5.68     $       8.81     $      15.45
   Class C ....................    $         --     $       5.65     $       8.78     $      15.45

Unrealized Appreciation .......    $  3,625,953     $    206,378     $  1,099,700     $  4,932,031

Accumulated Net Realized Losses    $(21,253,352)    $   (428,229)    $(35,298,142)    $(56,979,723)
--------------------------------------------------------------------------------------------------

The merger discussed above qualified as a tax-free exchange for Federal income tax purposes.

7. COMMISSION RECAPTURE

Included in the Statements of Operations under the caption "Fees from commission recapture" are amounts received by the Funds from certain brokers to whom brokerage transactions have been directed.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

8. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust's Officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

EMERGING GROWTH FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2005
================================================================================

                                                                      MARKET
COMMON STOCKS - 97.1%                               SHARES             VALUE
--------------------------------------------------------------------------------
OIL & GAS - 8.3%
Amerada Hess Corp. ........................          135,100     $   12,997,972
BJ Services Co. ...........................          165,800          8,601,704
Chesapeake Energy Corp. + .................          330,200          7,244,588
Cooper Cameron Corp.* .....................          185,900         10,635,339
ENSCO International Inc. ..................          154,700          5,826,002
Pioneer Natural Resources Co. .............          270,300         11,547,216
Smith International, Inc.* ................          159,700         10,017,981
Transocean Inc.* ..........................          219,800         11,310,908
                                                                 --------------
                                                                     78,181,710
                                                                 --------------
HEALTH CARE EQUIPMENT - 6.5%
Cytyc Corp.* ..............................          417,700          9,611,277
Dade Behring Holdings, Inc.* ..............          172,000         10,135,960
Fisher Scientific International, Inc.* ....          152,700          8,691,684
PerkinElmer Inc. ..........................          742,275         15,313,133
Thermo Electron* ..........................          664,400         16,802,676
                                                                 --------------
                                                                     60,554,730
                                                                 --------------
HEALTH CARE PROVIDERS - 5.7%
Community Health Systems, Inc.* ...........          399,300         13,939,563
Health Net Inc.* ..........................          270,050          8,833,336
Manor Care + ..............................          325,600         11,838,816
PacifiCare Health Systems, Inc.* ..........          319,300         18,174,556
                                                                 --------------
                                                                     52,786,271
                                                                 --------------
APPAREL RETAILERS - 5.5%
Ann Taylor* ...............................          365,200          9,345,468
Federated Department Stores, Inc. .........          130,150          8,282,746
Jones Apparel Group, Inc. .................          294,380          9,858,786
May Department Stores .....................          335,450         12,418,359
The Talbots Inc. ..........................          354,900         11,349,702
                                                                 --------------
                                                                     51,255,061
                                                                 --------------
RETAILERS - 4.8%
Foot Locker ...............................          359,200         10,524,560
OfficeMax, Inc. ...........................          220,960          7,402,160
The TJX Companies, Inc. ...................          266,700          6,568,821
Tiffany & Co. .............................          378,600         13,069,272
Williams-Sonoma Inc.* .....................          193,700          7,118,475
                                                                 --------------
                                                                     44,683,288
                                                                 --------------
TECHNOLOGY - 4.6%
Cypress Semiconductor Corp.* + ............          800,900         10,091,340
Lam Research Corp.* .......................          411,600         11,878,776
Novellus Systems, Inc.* ...................          458,800         12,263,724
Siebel Systems, Inc.* .....................          965,500          8,815,015
                                                                 --------------
                                                                     43,048,855
                                                                 --------------
BANKING - 4.6%
Investors Financial Services Corp. ........          208,800         10,212,408
North Fork Bancorporation .................          424,050         11,763,147
People's Bank .............................           29,600          1,212,120
TD  Banknorth, Inc.* ......................          126,510          3,952,172
Zions Bancorporation ......................          227,100         15,674,442
                                                                 --------------
                                                                     42,814,289
                                                                 --------------

EMERGING GROWTH FUND
(CONTINUED)
================================================================================

                                                                     MARKET
COMMON STOCKS - 97.1% (CONTINUED)                   SHARES            VALUE
--------------------------------------------------------------------------------
INDUSTRIAL - 4.4%
IDEX Corp. ................................          233,400     $    9,417,690
Roper Industries, Inc. ....................          239,600         15,693,800
SPX Corp. .................................          114,600          4,959,888
Varian Inc.* ..............................          279,200         10,578,888
                                                                 --------------
                                                                     40,650,266
                                                                 --------------
ELECTRONICS - 4.3%
AMETEK, Inc. ..............................          368,600         14,836,149
Arrow Electronics Inc.* ...................          248,150          6,290,603
Celestica, Inc.* ..........................          569,715          7,696,850
Vishay Intertechnology Inc.* + ............          903,500         11,230,505
                                                                 --------------
                                                                     40,054,107
                                                                 --------------
MEDICAL SUPPLIES - 4.3%
Beckman Coulter Inc. ......................          130,600          8,678,370
Edwards Lifesciences Corp.* + .............          264,400         11,427,368
Hillenbrand Industries, Inc. ..............          159,200          8,830,824
Teradyne Inc.* ............................          757,850         11,064,610
                                                                 --------------
                                                                     40,001,172
                                                                 --------------
SEMICONDUCTORS - 4.1%
Freescale Semiconductor, Inc. - Class B* ..          305,300          5,266,425
Intersil Corp. ............................          294,300          5,097,276
National Semiconductor Corp. ..............          988,135         20,365,462
Semtech Corp.* + ..........................          411,600          7,355,292
                                                                 --------------
                                                                     38,084,455
                                                                 --------------
COMPUTERS & INFORMATION - 3.7%
McAfee, Inc.* .............................          207,100          4,672,176
Polycom Inc.* .............................          504,800          8,556,360
SunGard Data Systems, Inc.* ...............          304,500         10,505,250
The Reynolds & Reynolds Company - Class A .          215,680          5,836,301
Unisys Corp.* .............................          715,300          5,050,018
                                                                 --------------
                                                                     34,620,105
                                                                 --------------
COMPUTER SOFTWARE & PROCESSING - 3.3%
Alliance Data Systems Corp.* ..............          227,300          9,182,920
CheckFree Corp.* ..........................          147,400          6,008,024
Mercury Interactive Corp.* ................          147,700          6,998,026
Satyam Computer Services Ltd. - ADR + .....          380,800          8,895,488
                                                                 --------------
                                                                     31,084,458
                                                                 --------------
COAL - 2.9%
Arch Coal Inc. + ..........................          325,300         13,991,153
CONSOL Energy, Inc. .......................          274,700         12,916,394
                                                                 --------------
                                                                     26,907,547
                                                                 --------------
INSURANCE - 2.9%
Arthur J. Gallagher & Co. + ...............          201,000          5,788,800
Assurant, Inc. + ..........................          403,770         13,607,049
Old Republic International Corp. ..........          312,100          7,268,809
                                                                 --------------
                                                                     26,664,658
                                                                 --------------
HEAVY MACHINERY - 2.7%
Dover Corp. ...............................          193,200          7,301,028
W.W. Grainger, Inc. .......................          149,900          9,334,273
York International Corp. ..................          223,500          8,756,730
                                                                 --------------
                                                                     25,392,031
                                                                 --------------

EMERGING GROWTH FUND
(CONTINUED)
================================================================================

                                                                     MARKET
COMMON STOCKS - 97.1% (CONTINUED)                   SHARES            VALUE
--------------------------------------------------------------------------------
MEDIA - BROADCASTING & PUBLISHING - 2.5%
Andrew Corp.* .............................          703,700     $    8,240,327
Entercom Communications Corp.* ............           94,450          3,354,864
Univision Communications, Inc. - Class A* .          106,600          2,951,754
Westwood One, Inc.* .......................          425,400          8,656,890
                                                                 --------------
                                                                     23,203,835
                                                                 --------------
BIOTECHNOLOGY - 2.5%
Celgene Corp.* ............................          405,400         13,803,870
Charles River Laboratories International, Inc.*      193,600          9,106,944
                                                                 --------------
                                                                     22,910,814
                                                                 --------------
HEALTH CARE DISTRIBUTORS - 2.0%
Andrx Corp.* ..............................          203,400          4,611,078
Omnicare, Inc. + ..........................          389,200         13,797,140
                                                                 --------------
                                                                     18,408,218
                                                                 --------------
AGRICULTURAL SERVICES - 1.9%
Monsanto Co. ..............................          276,400         17,827,800
                                                                 --------------

FINANCIAL SERVICES - 1.8%
CapitalSource Inc.* + .....................          552,800         12,714,400
Piper Jaffray Companies, Inc.* ............          122,800          4,493,252
                                                                 --------------
                                                                     17,207,652
                                                                 --------------
EMPLOYMENT SERVICES - 1.4%
Monster Worldwide Inc.* ...................          460,700         12,922,635
                                                                 --------------

COMMERCIAL SERVICES - 1.3%
Anixter International Inc.* ...............          138,050          4,990,507
Career Education Corp.* ...................          110,600          3,789,156
Cott Corp.* ...............................          149,650          3,626,020
                                                                 --------------
                                                                     12,405,683
                                                                 --------------
PHARMACEUTICALS - 1.3%
Barr Pharmaceuticals, Inc.* ...............           61,600          3,007,928
Par Pharmaceutical Cos., Inc.* ............          148,200          4,955,808
The Medicines Company* ....................          184,300          4,176,238
                                                                 --------------
                                                                     12,139,974
                                                                 --------------
WASTE DISPOSAL - 1.3%
Republic Services Inc. ....................          356,300         11,928,924
                                                                 --------------

AEROSPACE & DEFENSE - 1.2%
Alliant Techsystems Inc.* .................          150,100         10,724,645
                                                                 --------------

IT CONSULTING - 1.0%
CACI International, Inc.* .................          176,900          9,770,187
                                                                 --------------

DEEP SEA PASSENGER TRANSPORTATION - 1.0%
Royal Caribbean Cruises Ltd. + ............          214,800          9,599,412
                                                                 --------------

AIRLINES - 1.0%
Southwest Airlines Co. ....................          638,300          9,089,392
                                                                 --------------

EMERGING GROWTH FUND
(CONTINUED)
================================================================================

                                                                     MARKET
COMMON STOCKS - 97.1% (CONTINUED)                   SHARES            VALUE
--------------------------------------------------------------------------------
RESTAURANTS - 0.9%
Darden Restaurants, Inc. ..................          270,900     $    8,311,212
                                                                 --------------

ADVERTISING - 0.8%
The Interpublic Group of Companies, Inc.* .          583,170          7,161,328
                                                                 --------------

TELECOMMUNICATIONS - 0.8%
Scientific-Atlanta, Inc. ..................          251,800          7,105,796
                                                                 --------------

HOUSEHOLD PRODUCTS - 0.8%
Leggett & Platt, Inc. .....................          242,600          7,006,288
                                                                 --------------

ENGINEERING SERVICES - 0.7%
EMCOR Group, Inc.* ........................          147,565          6,908,993
                                                                 --------------

MEDIA - 0.3%
Cox Radio, Inc. - Class A* + ..............          190,000          3,193,900
                                                                 --------------

TOTAL COMMON STOCKS .......................                      $  904,609,691
                                                                 --------------

INVESTMENT FUNDS - 11.5%
BBH Securities Lending Fund** .............      106,907,270     $  106,907,270
                                                                 --------------

TOTAL INVESTMENT SECURITIES - 108.6%
(Cost $905,770,717) .......................                      $1,011,516,961
                                                                 --------------

LIABILITIES IN EXCESS OF OTHER ASSETS - (8.6%)                      (79,816,793)
                                                                 --------------

NET ASSETS - 100.0% .......................                      $  931,700,168
                                                                 ==============

*     Non-income producing security.

**    Represents collateral for securities loaned.

+     All or a portion of the security is on loan.

ADR - American Depository Receipt.

See accompanying notes to financial statements.

GROWTH OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2005
================================================================================

                                                                     MARKET
COMMON STOCKS - 100.5%                              SHARES            VALUE
--------------------------------------------------------------------------------
HEALTH CARE - 30.4%
Affymetrix, Inc.* .........................           80,700     $    3,457,188
Alcon Inc. ................................           41,000          3,660,890
Amgen, Inc.* ..............................           52,700          3,067,667
Cephalon Inc.* + ..........................           60,000          2,809,800
Charles River Laboratories International, Inc.*       40,000          1,881,600
Fisher Scientific International Inc.* .....           55,000          3,130,600
Genentech, Inc.* ..........................           77,500          4,387,275
Genzyme Corp.* ............................           60,000          3,434,400
Invitrogen Corp.* .........................           57,400          3,972,080
Teva Pharmaceutical Industries Ltd. - ADR .           80,000          2,480,000
                                                                 --------------
                                                                     32,281,500
                                                                 --------------
TECHNOLOGY - 29.6%
Adobe Systems, Inc. .......................           50,000          3,358,500
Agilent Technologies, Inc.* ...............          126,000          2,797,200
Analog Devices, Inc. ......................           90,000          3,252,600
EMC Corp.* ................................          350,000          4,312,000
Emerson Electric Co. ......................           17,000          1,103,810
Intel Corp. ...............................          145,000          3,368,350
Novellus Systems, Inc.* ...................           80,000          2,138,400
Oracle Corp.* .............................          345,000          4,305,600
Symantec Corp.* ...........................          133,000          2,836,890
Texas Instruments, Inc. ...................          153,000          3,899,970
                                                                 --------------
                                                                     31,373,320
                                                                 --------------
OIL & GAS - 10.5%
Burlington Resources, Inc. ................           45,000          2,253,150
Halliburton Company .......................           70,000          3,027,500
Praxair, Inc. .............................           50,000          2,393,000
Schlumberger Limited ......................           50,000          3,524,000
                                                                 --------------
                                                                     11,197,650
                                                                 --------------
FINANCIAL SERVICES - 7.7%
Goldman Sachs Group, Inc. .................           27,000          2,969,730
Merrill Lynch & Co., Inc. .................           46,500          2,631,900
Morgan Stanley ............................           45,000          2,576,250
                                                                 --------------
                                                                      8,177,880
                                                                 --------------
INDUSTRIAL - 6.8%
American Power Conversion Corp. ...........           75,000          1,958,250
Danaher Corp. .............................           37,000          1,976,170
Illinois Tool Works, Inc. .................           25,000          2,238,250
Pall Corp. ................................           40,000          1,084,800
                                                                 --------------
                                                                      7,257,470
                                                                 --------------
TRANSPORTATION - 5.6%
Norfolk Southern Corp. ....................           95,000          3,519,750
Ryder Systems, Inc. .......................           58,000          2,418,600
                                                                 --------------
                                                                      5,938,350
                                                                 --------------

GROWTH OPPORTUNITIES FUND
(CONTINUED)
================================================================================

                                                                     MARKET
COMMON STOCKS - 100.5% (CONTINUED)                  SHARES            VALUE
--------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT - 3.6%
Marriott International, Inc. - Class A ....           10,000     $      668,600
MGM MIRAGE* ...............................           45,000          3,186,900
                                                                 --------------
                                                                      3,855,500
                                                                 --------------
RETAIL - 2.4%
Home Depot, Inc. ..........................           67,450          2,579,288
                                                                 --------------

BUSINESS SERVICES - 2.2%
Monster Worldwide, Inc.* ..................           82,800          2,322,540
                                                                 --------------

TELECOMMUNICATIONS - 1.7%
Cisco Systems, Inc.* ......................          100,000          1,789,000
                                                                 --------------

TOTAL COMMON STOCKS .......................                      $  106,772,498
                                                                 --------------

INVESTMENT FUNDS - 2.6%
BBH Securities Lending Fund** .............        2,732,160     $    2,732,160
                                                                 --------------

TOTAL INVESTMENT SECURITIES - 103.1%
(Cost $102,584,187) .......................                      $  109,504,658

LIABILITIES IN EXCESS OF OTHER ASSETS - (3.1%)                       (3,337,707)
                                                                 --------------

NET ASSETS - 100.0% .......................                      $  106,166,951
                                                                 ==============

*     Non-income producing security.

**    Represents collateral for securities loaned.

+     All or a portion of the security is on loan.

ADR - American Depository Receipt.

See accompanying notes to financial statements.

LARGE CAP CORE EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2005
================================================================================

                                                                     MARKET
COMMON STOCKS - 98.3%                               SHARES            VALUE
--------------------------------------------------------------------------------
INDUSTRIAL - 17.7%
3M Co. ....................................            5,000     $      428,450
Caterpiller, Inc. .........................            5,400            493,776
General Electric Co. ......................           12,400            447,144
Honeywell International, Inc. .............           11,800            439,078
United Technologies Corp. .................            4,400            447,304
                                                                 --------------
                                                                      2,255,752
                                                                 --------------
INFORMATION TECHNOLOGY - 16.9%
Cisco Systems, Inc.* ......................           16,500            295,185
Computer Sciences Corp.* ..................            7,200            330,120
Hewlett-Packard Co. .......................           18,300            401,502
Intel Corp. ...............................           13,800            320,574
International Business Machines Corp. (IBM)            4,300            392,934
Microsoft Corp. ...........................           16,400            396,388
                                                                 --------------
                                                                      2,136,703
                                                                 --------------
CONSUMER STAPLES - 16.5%
Altria Group, Inc. ........................            7,400            483,886
Coca-Cola Co. .............................            7,800            325,026
Kimberly-Clark Corp. ......................            6,700            440,391
Procter & Gamble Co. ......................            8,000            424,000
Wal-Mart Stores, Inc. .....................            8,400            420,924
                                                                 --------------
                                                                      2,094,227
                                                                 --------------
HEALTH CARE - 10.7%
Cardinal Health, Inc. .....................            5,800            323,640
Johnson & Johnson .........................            7,600            510,416
WellPoint, Inc.* ..........................            4,200            526,470
                                                                 --------------
                                                                      1,360,526
                                                                 --------------
CONSUMER DISCRETIONARY - 10.5%
Best Buy Co., Inc. ........................            8,200            442,882
Home Depot, Inc. ..........................           10,800            412,992
The Walt Disney Co. .......................           16,300            468,299
                                                                 --------------
                                                                      1,324,173
                                                                 --------------
FINANCIAL SERVICES - 9.8%
American Express Co. ......................            7,500            385,275
Bank of America Corp. .....................           10,200            449,820
Citigroup, Inc. ...........................            9,016            405,179
                                                                 --------------
                                                                      1,240,274
                                                                 --------------
ENERGY - 4.6%
Exxon Mobil Corp. .........................            9,800            584,080
                                                                 --------------

MATERIALS - 3.4%
Du Pont (E.I.) DE Nemours .................            8,500            435,540
                                                                 --------------

INSURANCE - 3.1%
American International Group ..............            7,000            387,870
                                                                 --------------

TELECOMMUNICATION SERVICE - 2.9%
SBC Communications, Inc. ..................           15,400            364,826
                                                                 --------------

LARGE CAP CORE EQUITY FUND
(CONTINUED)
================================================================================

                                                                     MARKET
COMMON STOCKS - 98.3% (CONTINUED)                   SHARES            VALUE
--------------------------------------------------------------------------------
FINANCIAL - 2.2%
JP Morgan Chase & Co. .....................            7,900     $      273,340
                                                                 --------------

TOTAL COMMON STOCKS - 98.3%
(Cost $10,668,829) ........................                      $   12,457,311
                                                                 --------------

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.7%                            211,089
                                                                 --------------

NET ASSETS - 100.0% .......................                      $   12,668,400
                                                                 ==============

*     Non-income producing security.

See accompanying notes to financial statements.

LARGE CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2005
================================================================================

                                                                     MARKET
COMMON STOCKS - 97.4%                               SHARES            VALUE
--------------------------------------------------------------------------------
HEALTH CARE - 16.0%
Alcon, Inc. ...............................          130,645     $   11,665,292
Becton, Dickinson & Co. ...................          234,235         13,684,008
Caremark Rx, Inc.* ........................          171,190          6,809,938
Johnson & Johnson .........................          121,625          8,168,335
Medco Health Solutions, Inc.* .............          137,395          6,810,670
UnitedHealth Group, Inc. ..................          137,405         13,105,689
                                                                 --------------
                                                                     60,243,932
                                                                 --------------
OIL & GAS - 15.7%
Burlington Resources, Inc. ................          141,905          7,105,183
Cameco Corp.+ .............................          137,395          6,078,355
ConocoPhillips ............................           83,345          8,987,925
EnCana Corp. ..............................          173,430         12,212,941
Exxon Mobil Corp. .........................          135,145          8,054,642
Occidental Petroleum Corp. ................          112,620          8,015,165
Transocean, Inc.* .........................          166,685          8,577,610
                                                                 --------------
                                                                     59,031,821
                                                                 --------------
TELECOMMUNICATIONS - 9.5%
America Movil S.A. - ADR ..................          222,975         11,505,510
Mobile Telesystems - ADR ..................          315,335         11,096,639
Nextel Communications - Class A* ..........          232,000          6,593,440
QUALCOMM, Inc. ............................          182,440          6,686,426
                                                                 --------------
                                                                     35,882,015
                                                                 --------------
COMPUTER SOFTWARE & SERVICES - 7.2%
Adobe Systems, Inc. .......................          209,475         14,070,435
Infosys Technologies Ltd. - ADR+ ..........          175,690         12,953,624
                                                                 --------------
                                                                     27,024,059
                                                                 --------------
COMPUTERS & INFORMATION - 6.4%
Apple Computer, Inc.* .....................          207,210          8,634,441
Dell, Inc.* ...............................          191,455          7,355,701
Lockheed Martin Corp. .....................          135,150          8,252,259
                                                                 --------------
                                                                     24,242,401
                                                                 --------------
RAILROAD TRANSPORTATION - 6.0%
Burlington Northern Santa Fe Corp. ........          301,810         16,276,613
Canadian National Railway Co. .............          101,355          6,416,785
                                                                 --------------
                                                                     22,693,398
                                                                 --------------
HOUSEHOLD PRODUCTS - 4.9%
The Clorox Co. ............................          117,120          7,377,389
The Gillette Co. ..........................          218,475         11,028,618
                                                                 --------------
                                                                     18,406,007
                                                                 --------------
AGRICULTURAL SERVICES - 4.9%
Archer-Daniels-Midland Co. ................          405,430          9,965,469
Monsanto Co. ..............................          130,645          8,426,603
                                                                 --------------
                                                                     18,392,072
                                                                 --------------
RETAILERS - 4.6%
CVS .......................................          121,625          6,399,908
J.C. Penney Company, Inc. .................          209,475         10,875,942
                                                                 --------------
                                                                     17,275,850
                                                                 --------------

LARGE CAP GROWTH FUND
(CONTINUED)
================================================================================

                                                                     MARKET
COMMON STOCKS - 97.4% (CONTINUED)                   SHARES            VALUE
--------------------------------------------------------------------------------
INSURANCE - 3.9%
Aetna, Inc. ...............................          198,215     $   14,856,214
                                                                 --------------

HOTELS & MOTELS - 3.8%
Marriott International, Inc. - Class A ....          121,625          8,131,848
MGM MIRAGE* ...............................           85,910          6,084,146
                                                                 --------------
                                                                     14,215,994
                                                                 --------------
RESTAURANTS - 3.6%
McDonald's Corp. ..........................          207,225          6,452,987
Starbucks Corp.* ..........................          135,145          6,981,590
                                                                 --------------
                                                                     13,434,577
                                                                 --------------
FOOD - 3.5%
Hershey Foods Corp. .......................          216,215         13,072,359
                                                                 --------------

FINANCIAL SERVICES - 3.2%
Moody's Corp. .............................          148,665         12,021,052
                                                                 --------------

BUILDING PRODUCTS - 2.3%
Masco Corp. ...............................          245,500          8,511,485
                                                                 --------------

MEDIA - 1.9%
The McGraw-Hill Companies, Inc. ...........           81,085          7,074,666
                                                                 --------------

TOTAL COMMON STOCKS .......................                      $  366,377,902
                                                                 --------------

INVESTMENT FUNDS - 4.6%
BBH Securities Lending Fund** .............       17,284,850     $   17,284,850
                                                                 --------------

TOTAL INVESTMENT SECURITIES - 102.0%
(Cost $338,307,666) .......................                      $  383,662,752

LIABILITIES IN EXCESS OF OTHER ASSETS - (2.0%)                       (7,238,462)
                                                                 --------------

NET ASSETS - 100.0% .......................                      $  376,424,290
                                                                 ==============

*     Non-income producing security.

**    Represents collateral for securities loaned.

+     All or a portion of the security is on loan.

ADR - American Depository Receipt.

See accompanying notes to financial statements.

MICRO CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2005
================================================================================

                                                                     MARKET
COMMON STOCKS - 97.9%                               SHARES            VALUE
--------------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 25.2%
ADE Corp.* ................................           27,800     $      617,160
Argon State, Inc.* ........................           12,900            425,700
CAM Commerce Solutions, Inc.* .............           21,300            335,475
Cash Systems, Inc.*+ ......................           41,800            312,246
Catapult Communications Corp.* ............           43,000            918,050
Color Kinetics, Inc.* .....................            9,500             95,760
CryptoLogic, Inc. .........................           32,100            994,457
Digi International, Inc.* .................           31,200            428,064
Essex Corp.* ..............................           40,000            653,200
FARO Technologies, Inc.* ..................           16,000            376,640
Jupitermedia Corp.* .......................           25,000            387,750
LoJack Corp.* .............................           25,000            344,250
Moldflow Corp.* ...........................           35,000            559,650
Online Resources Corp.* ...................          100,000            881,000
PAR Technology Corp.* .....................           35,000            544,950
Phoenix Technologies Ltd.* ................           50,000            476,000
Programmer's Paradise, Inc. ...............           35,000            436,100
Radiant Systems, Inc.* ....................           55,000            539,000
Sirenza Microdevices, Inc.* ...............           12,700             40,259
Tyler Technologies, Inc.* .................           24,500            186,445
United Industrial Corp. ...................           24,000            710,880
Video Display Corp.+ ......................           52,400            701,584
VSE Corp. .................................           25,000            646,250
X-Rite, Inc. ..............................           37,800            568,512
                                                                 --------------
                                                                     12,179,382
                                                                 --------------
HEALTH CARE - 20.3%
American Dental Partners, Inc.* ...........           25,000            555,775
American Science & Engineering, Inc.* .....           18,000            804,780
Bioanalytical Systems, Inc.* ..............           60,000            603,000
Clinical Data, Inc. .......................           13,275            217,710
Dialysis Corporation of America*+ .........           40,000            816,400
Exactech, Inc.* ...........................           15,000            254,550
Horizon Health Corp.* .....................           16,800            714,000
IRIS International, Inc.* .................           75,000            842,250
Lifecore Biomedical, Inc.* ................           55,000            977,350
Medicore, Inc.*+ ..........................           85,000            998,750
Merge Technologies, Inc.*+ ................           20,000            351,000
Mesa Laboratories, Inc. ...................           24,300            335,437
Misonix, Inc.* ............................           50,000            300,000
Palomar Medical Technologies, Inc.*+ ......           25,000            674,250
Psychemedics Corp. ........................           38,250            507,960
Psychiatric Solutions, Inc.* ..............            7,000            322,000
Somanetics Corp.* .........................           43,000            580,500
                                                                 --------------
                                                                      9,855,712
                                                                 --------------

MICRO CAP GROWTH FUND
(CONTINUED)
================================================================================

                                                                     MARKET
COMMON STOCKS - 97.9% (CONTINUED)                   SHARES            VALUE
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES - 9.6%
Deckers Outdoor Corp.*+ ...................           20,000     $      714,800
Hansen Natural Corp.*+ ....................           20,000          1,201,400
Parlux Fragrances, Inc.*+ .................           41,000            887,650
Rocky Mountain Chocolate Factory, Inc.+ ...           35,000            863,450
True Religion Apparel, Inc.*+ .............           80,000            988,000
                                                                 --------------
                                                                      4,655,300
                                                                 --------------
BASIC MATERIALS - 7.9%
American Vanguard Corp.+ ..................           18,200            816,634
Flanders Corp.* ...........................           54,900            619,272
Mod-Pac Corp.* ............................           40,000            632,360
Novamerican Steel, Inc.* ..................            1,800             90,198
Rotonics Manufacturing, Inc. ..............           42,100            227,340
The Andersons, Inc. .......................           29,400            911,400
Universal Stainless & Alloy Products, Inc.*           40,000            561,600
                                                                 --------------
                                                                      3,858,804
                                                                 --------------
CONSUMER DURABLES - 7.6%
Acme United Corp. .........................           40,000            560,000
Forward Industries, Inc.* .................           70,000            909,300
International DisplayWorks, Inc.*+ ........           59,200            564,176
PacificNet, Inc.*+ ........................           60,000            491,400
R&B, Inc.* ................................           30,200            400,452
The Dixie Group, Inc.* ....................           50,000            791,000
                                                                 --------------
                                                                      3,716,328
                                                                 --------------
COMMERCIAL/INDUSTRIAL SERVICES - 7.5%
Cantel Medical Corp.*+ ....................           35,000          1,013,600
Castle (A.M.) & Co.* ......................           27,000            340,200
Competitive Technologies, Inc.*+ ..........           74,100          1,035,918
Perficient, Inc.* .........................          100,000            769,000
Rush Enterprises, Inc.* ...................           30,200            473,536
                                                                 --------------
                                                                      3,632,254
                                                                 --------------
PRODUCER MANUFACTURING - 7.2%
Axsys Technologies, Inc.* .................           24,400            548,024
Cohesant Technologies, Inc. ...............           55,000            434,500
Dynamic Materials Corp.*+ .................           28,000            986,160
Sun Hydraulics Corp. ......................           35,000          1,052,100
Titan International, Inc.+ ................           34,900            501,513
                                                                 --------------
                                                                      3,522,297
                                                                 --------------
FINANCE - 6.4%
American Physicians Capital, Inc.* ........           25,000            856,750
AMREP Corp. ...............................           14,000            343,000
Capital Properties, Inc.+ .................            5,900            108,265
Five Star Quality Care, Inc.* .............          110,000            928,400
Independence Holding Co. ..................           15,000            270,450
Texas Pacific Land Trust ..................            4,000            624,000
                                                                 --------------
                                                                      3,130,865
                                                                 --------------

MICRO CAP GROWTH FUND
(CONTINUED)
================================================================================

                                                                     MARKET
COMMON STOCKS - 97.9% (CONTINUED)                   SHARES            VALUE
--------------------------------------------------------------------------------
CONSUMER SERVICES - 4.3%
American Medical Alert Corp.* .............           75,000     $      517,500
Gaming Partners International Corp.* ......           54,000            769,500
Monarch Casino & Resort, Inc.*+ ...........           18,400            366,160
Rubio's Restaurants, Inc.* ................           45,600            456,000
                                                                 --------------
                                                                      2,109,160
                                                                 --------------
TRANSPORTATION - 1.9%
Frozen Food Express Industries, Inc.* .....           80,000            921,600
                                                                 --------------

TOTAL COMMON STOCKS .......................                      $   47,581,702
                                                                 --------------

INVESTMENT FUNDS - 23.3%
BBH Securities Lending Fund** .............       11,348,472     $   11,348,472
                                                                 --------------

TOTAL INVESTMENT SECURITIES - 121.2%
(Cost $52,526,253) ........................                      $   58,930,174

LIABILITIES IN EXCESS OF OTHER ASSETS - (21.2%)                     (10,328,174)
                                                                 --------------

NET ASSETS - 100.0% .......................                      $   48,602,000
                                                                 ==============

*     Non-income producing security.

**    Represents collateral for securities loaned.

+     All or a portion of the security is on loan.

See accompanying notes to financial statements.

SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2005
================================================================================

                                                                     MARKET
COMMON STOCKS - 95.2%                               SHARES            VALUE
--------------------------------------------------------------------------------
HEALTH CARE - 15.0%
Amedisys, Inc.* ...........................           26,000     $      786,500
American Dental Partners, Inc.* ...........           19,000            422,389
American Science and Engineering, Inc.* ...           14,300            639,353
Beverly Enterprises, Inc.* ................           99,150          1,227,477
Bioanalytical Systems, Inc.* ..............           55,000            552,750
Clinical Data, Inc. .......................            2,000             32,800
Dialysis Corporation of America*+ .........           40,000            816,400
DJ Orthopedics Inc.* ......................           49,200          1,232,460
Exactech, Inc.* ...........................           27,000            458,190
Gen-Probe Inc.* ...........................           35,250          1,570,740
Genitope Corp.*+ ..........................           59,000            737,500
Horizon Health Corp.* .....................           22,000            935,000
Inspire Pharmaceuticals, Inc.* ............          122,100            996,336
IRIS International, Inc.* .................           58,100            652,463
Lifecore Biomedical, Inc.* ................           50,000            888,500
Martek Biosciences Corp.* .................           37,800          2,199,581
Medicore, Inc.*+ ..........................           36,400            427,700
Merge Technologies, Inc.*+ ................           25,100            440,505
Mesa Laboratories, Inc. ...................           17,400            240,190
Misonix, Inc.* ............................           28,800            172,800
NitroMed, Inc.*+ ..........................          101,750          1,761,293
Palomar Medical Technologies, Inc.*+ ......           27,800            749,766
Psychemedics Corp. ........................           17,750            235,720
Somanetics Corp.* .........................           50,000            675,000
Telik, Inc.* ..............................          165,085          2,489,481
Ventiv Health, Inc.* ......................           30,000            690,000
                                                                 --------------
                                                                     22,030,894
                                                                 --------------
ELECTRONIC TECHNOLOGY - 13.8%
Actel Corp.* ..............................           83,550          1,284,999
ADE Corp.* ................................           30,000            666,000
Argon State, Inc.* ........................           14,900            491,700
CAM Commerce Solutions, Inc.* .............           28,400            447,300
Cash Systems, Inc.*+ ......................           41,100            307,017
Catapult Communications Corp.* ............           45,000            960,750
Color Kinetics, Inc.* .....................           13,500            136,080
CryptoLogic, Inc. .........................           34,000          1,053,320
Cypress Semiconductor Corp.* ..............          263,450          3,319,470
Digi International Inc.* ..................           40,000            548,800
Digital River, Inc.* ......................           87,300          2,720,268
Epicor Software Corp.* ....................           50,000            655,000
Essex Corp.* ..............................           35,000            571,550
FARO Technologies, Inc.* ..................           10,000            235,400
Jupitermedia Corp.* .......................           30,000            465,300
LaBarge, Inc.* ............................           20,000            261,800
Lojack Corp.* .............................           30,000            413,100
Moldflow Corp.* ...........................           15,600            249,444
Online Resources Corp.* ...................           80,000            704,800

SMALL CAP GROWTH FUND
(CONTINUED)
================================================================================

                                                                     MARKET
COMMON STOCKS - 95.2% (CONTINUED)                   SHARES            VALUE
--------------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 13.8% (CONTINUED)
PAR Technology Corp.* .....................           32,500     $      506,025
Phoenix Technologies Ltd.* ................           40,000            380,800
Programmer's Paradise, Inc. ...............           20,000            249,200
Radiant Systems, Inc.* ....................           70,000            686,000
Redback Networks, Inc.* ...................           62,800            375,544
Sirenza Microdevices, Inc.* ...............           12,700             40,259
Tyler Technologies, Inc.* .................           40,500            308,205
United Industrial Corp. ...................           20,000            592,400
Video Display Corp.+ ......................           40,000            535,560
VSE Corp. .................................           25,000            646,250
X-Rite, Inc. ..............................           40,000            601,600
                                                                 --------------
                                                                     20,413,941
                                                                 --------------
COMMUNICATIONS - 12.6%
Alamosa Holdings, Inc.*+ ..................          343,050          4,003,394
Arris Group, Inc.* ........................          191,600          1,323,956
Harmonic, Inc.* ...........................          203,050          1,941,158
IXIA* .....................................          175,200          3,116,808
NII Holdings, Inc. - Class B* .............           48,450          2,785,875
SBA Communications Corp. - Class A* .......          334,200          3,061,272
UbiquiTel, Inc.* ..........................          370,100          2,479,670
                                                                 --------------
                                                                     18,712,133
                                                                 --------------
COMMERCIAL/INDUSTRIAL SERVICES - 10.7%
Cantel Medical Corp.*+ ....................           37,500          1,086,000
CASTLE (A.M.) & Co.* ......................           32,300            406,980
Competitive Technologies, Inc.*+ ..........           70,000            978,600
Crown Holdings, Inc.* .....................          251,858          3,918,909
Duratek, Inc.* ............................           51,650          1,030,418
Perficient, Inc.* .........................          103,100            792,839
Rush Enterprises, Inc.* ...................           30,500            478,240
Teledyne Technologies, Inc.* ..............          106,750          3,341,275
USEC, Inc. ................................          134,800          2,194,544
Veeco Instruments Inc.* ...................          112,650          1,695,383
                                                                 --------------
                                                                     15,923,188
                                                                 --------------
FINANCIAL SERVICES - 7.5%
American Physicians Capital, Inc.* ........           21,700            743,659
Five Star Quality Care, Inc.* .............          100,000            844,000
Friedman, Billings, Ramsey Group, Inc. ....          191,900          3,045,453
Independence Holding Co. ..................           17,600            317,328
Knight Trading Group, Inc.* ...............          294,700          2,840,908
Metris Companies Inc.* ....................          250,000          2,897,500
Texas Pacific Land Trust ..................            3,000            468,000
                                                                 --------------
                                                                     11,156,848
                                                                 --------------
TECHNOLOGY - 7.2%
Allscripts Healthcare Solutions, Inc.*+ ...          173,200          2,476,760
InfoSpace, Inc.* ..........................          124,100          5,067,003
Openwave Systems, Inc.* ...................          254,100          3,097,479
                                                                 --------------
                                                                     10,641,242
                                                                 --------------

SMALL CAP GROWTH FUND
(CONTINUED)
================================================================================

                                                                     MARKET
COMMON STOCKS - 95.2% (CONTINUED)                   SHARES            VALUE
--------------------------------------------------------------------------------
ENERGY - 6.9%
Brigham Exploration Company* ..............          118,850     $    1,096,986
Grant Prideco, Inc.* ......................          100,250          2,422,040
InterOil Corp.*+ ..........................           56,000          1,957,760
Key Energy Services, Inc.* ................          232,300          2,664,480
Parker Drilling Company* ..................          353,650          2,033,488
                                                                 --------------
                                                                     10,174,754
                                                                 --------------
CONSUMER NON-DURABLES - 4.4%
Deckers Outdoor Corp.*+ ...................           20,000            714,800
Hansen Natural Corp.*+ ....................           15,000            901,050
Parlux Fragrances, Inc.*+ .................           40,000            866,000
Rocky Mountain Chocolate Factory, Inc.+ ...           32,500            801,763
True Religion Apparel, Inc.*+ .............           76,000            938,600
USANA Health Sciences, Inc.*+ .............           47,350          2,239,655
                                                                 --------------
                                                                      6,461,868
                                                                 --------------
FINANCE - 2.3%
Centene Corp.* ............................          116,100          3,481,839
                                                                 --------------

INSURANCE - 2.3%
Platinum Underwriters Holdings, Ltd. ......          116,150          3,449,655
                                                                 --------------

CHEMICALS - DIVERSIFIED - 2.1%
FMC Corp.* ................................           58,650          3,134,843
                                                                 --------------

BASIC MATERIALS - 2.1%
American Vanguard Corp.+ ..................           13,200            592,284
Flanders Corp.* ...........................           58,700            662,135
Mod-Pac Corp.* ............................           24,400            385,740
Novamerican Steel, Inc.* ..................            1,350             67,649
Rotonics Manufacturing, Inc. ..............           50,900            274,860
The Andersons, Inc. .......................           21,200            657,200
Universal Stainless & Alloy Products, Inc.*           30,000            421,200
                                                                 --------------
                                                                      3,061,068
                                                                 --------------
PRODUCER MANUFACTURING - 2.0%
Axsys Technologies, Inc.* .................           19,600            440,216
Cohesant Technologies, Inc. ...............           17,300            136,670
Daktronics, Inc.* .........................            8,700            188,355
Dynamic Materials Corp.*+ .................           25,000            880,500
Sun Hydraulics Corp. ......................           35,000          1,052,100
Titan International, Inc.+ ................           20,000            287,400
                                                                 --------------
                                                                      2,985,241
                                                                 --------------
CONSUMER DURABLES - 2.0%
Acme United Corp. .........................           30,000            420,000
Forward Industries, Inc.*+ ................           70,000            909,300
International DisplayWorks, Inc.*+ ........           40,000            381,200
Keystone Automotive Industries, Inc.* .....            3,800             88,008
PacificNet, Inc.*+ ........................           30,000            245,700
R&B, Inc.* ................................           22,000            291,720
The Dixie Group, Inc.* ....................           40,000            632,800
                                                                 --------------
                                                                      2,968,728
                                                                 --------------

SMALL CAP GROWTH FUND
(CONTINUED)
================================================================================

                                                                     MARKET
COMMON STOCKS - 95.2% (CONTINUED)                   SHARES            VALUE
--------------------------------------------------------------------------------
EDUCATION - 1.9%
Laureate Education, Inc.* .................           64,700     $    2,768,513
                                                                 --------------

CONSUMER SERVICES - 1.2%
American Medical Alert Corp.*+ ............           55,000            379,500
Gaming Partners International Corp.*+ .....           35,000            498,750
Monarch Casino & Resort, Inc.*+ ...........           24,200            481,580
Rubio's Restaurants, Inc.* ................           48,800            488,000
                                                                 --------------
                                                                      1,847,830
                                                                 --------------
SEMICONDUCTORS - 0.7%
IXYS Corp.* ...............................           93,150          1,065,636
                                                                 --------------

TRANSPORTATION - 0.5%
Frozen Food Express Industries, Inc.* .....           60,000            691,200
                                                                 --------------

TOTAL COMMON STOCKS .......................                      $  140,969,421
                                                                 --------------

INVESTMENT FUNDS - 15.7%
BBH Securities Lending Fund** .............       23,235,815     $   23,235,815
                                                                 --------------

TOTAL INVESTMENT SECURITIES - 110.9%
(Cost $148,676,478) .......................                      $  164,205,236

LIABILITIES IN EXCESS OF OTHER ASSETS - (10.9%)                     (16,000,459)
                                                                 --------------

NET ASSETS - 100.0% .......................                      $  148,204,777
                                                                 ==============

*     Non-income producing security.

**    Represents collateral for securities loaned.

+     All or a portion of the security is on loan.

See accompanying notes to financial statements.

VALUE PLUS FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2005
================================================================================

                                                                     MARKET
COMMON STOCKS - 99.5%                               SHARES            VALUE
--------------------------------------------------------------------------------
BANKING - 10.9%
Bank of America ...........................           56,860     $    2,507,525
Citigroup .................................           54,607          2,454,038
JP Morgan Chase ...........................           58,958          2,039,947
Wells Fargo ...............................           22,790          1,362,842
                                                                 --------------
                                                                      8,364,352
                                                                 --------------
OIL & GAS - 10.7%
Baker Hughes, Inc. ........................           18,800            836,412
ChevronTexaco .............................           34,925          2,036,477
ConocoPhillips ............................           20,568          2,218,052
Exxon Mobil ...............................           36,868          2,197,333
Pioneer Natural Resources .................           23,070            985,550
                                                                 --------------
                                                                      8,273,824
                                                                 --------------
COMPUTERS & INFORMATION - 10.5%
ATI Technologies, Inc.* ...................           22,640            390,766
Computer Sciences Corp.* ..................           43,520          1,995,392
First Data Corp. ..........................           39,025          1,534,073
Hewlett-Packard ...........................           71,195          1,562,018
International Business Machines ...........           17,280          1,579,046
Lexmark International Group* ..............           11,680            934,050
                                                                 --------------
                                                                      7,995,345
                                                                 --------------
BEVERAGE, FOOD & TOBACCO - 8.4%
Anheuser Busch ............................           28,865          1,367,912
Darden Restaurants ........................           27,790            852,597
Diageo PLC - ADR ..........................           22,165          1,261,189
McDonald's ................................           54,350          1,692,459
Outback Steakhouse, Inc. ..................           27,164          1,243,840
                                                                 --------------
                                                                      6,417,997
                                                                 --------------
PHARMACEUTICALS - 7.3%
Forest Laboratories, Inc.* ................           17,950            663,253
McKesson Corp. ............................           50,015          1,888,066
Pfizer ....................................           65,110          1,710,440
Watson Pharmaceuticals, Inc.* .............           41,785          1,284,053
                                                                 --------------
                                                                      5,545,812
                                                                 --------------
RETAILERS - 6.9%
CVS .......................................           42,820          2,253,189
Home Depot ................................           53,320          2,038,957
Kohl's Corp.* .............................           19,315            997,233
                                                                 --------------
                                                                      5,289,379
                                                                 --------------
FINANCIAL SERVICES - 6.0%
Fannie Mae ................................           17,375            946,069
Freddie Mac ...............................           32,940          2,081,808
Lehman Brothers Holdings ..................           16,430          1,547,049
                                                                 --------------
                                                                      4,574,926
                                                                 --------------

VALUE PLUS FUND
(CONTINUED)
================================================================================

                                                                     MARKET
COMMON STOCKS - 99.5% (CONTINUED)                   SHARES            VALUE
--------------------------------------------------------------------------------
MEDIA - BROADCASTING & PUBLISHING - 4.9%
Clear Channel Communications, Inc. ........           38,900     $    1,340,883
Comcast Corp. - Special Class A* ..........           53,035          1,771,369
Viacom, Inc. - Class B ....................           17,520            610,222
                                                                 --------------
                                                                      3,722,474
                                                                 --------------
INDUSTRIAL - DIVERSIFIED - 4.8%
General Electric ..........................           49,735          1,793,444
Tyco International ........................           54,625          1,846,325
                                                                 --------------
                                                                      3,639,769
                                                                 --------------
HEALTH CARE - 3.5%
Amgen, Inc.* ..............................           13,265            772,156
WellPoint, Inc.* ..........................           15,170          1,901,559
                                                                 --------------
                                                                      2,673,715
                                                                 --------------
TELEPHONE SYSTEMS - 3.4%
Alltell ...................................           22,430          1,230,285
SBC Communications ........................           27,020            640,104
Verizon Communications ....................           19,765            701,658
                                                                 --------------
                                                                      2,572,047
                                                                 --------------
BUILDING PRODUCTS - 2.8%
Masco .....................................           60,900          2,111,403
                                                                 --------------

HEAVY MACHINERY - 2.7%
Caterpiller ...............................           22,265          2,035,912
                                                                 --------------

HOUSEHOLD PRODUCTS - 2.6%
Kimberly-Clark ............................           30,220          1,986,361
                                                                 --------------

INSURANCE - 2.6%
Allstate ..................................           27,270          1,474,216
American International Group, Inc. ........            9,020            499,798
                                                                 --------------
                                                                      1,974,014
                                                                 --------------
ELECTRONICS - 2.5%
Analog Devices ............................           17,770            642,208
Intel .....................................           54,595          1,268,242
                                                                 --------------
                                                                      1,910,450
                                                                 --------------
FARM MACHINERY AND EQUIPMENT - 2.0%
Deere & Co. ...............................           22,725          1,525,529
                                                                 --------------

ELECTRIC UTILITIES - 1.6%
Dominion Resources ........................           16,325          1,215,070
                                                                 --------------

PAPER AND RELATED PRODUCTS - 1.6%
Sealed Air Corp.* .........................           12,100            628,474
Smurfit-Stone Container Corp.* ............           37,600            581,672
                                                                 --------------
                                                                      1,210,146
                                                                 --------------
MEDICAL SUPPLIES - 1.5%
Boston Scientific Corp.* ..................           39,540          1,158,127
                                                                 --------------

VALUE PLUS FUND
(CONTINUED)
================================================================================

                                                                     MARKET
COMMON STOCKS - 99.5% (CONTINUED)                   SHARES            VALUE
--------------------------------------------------------------------------------
CHEMICALS - 1.5%
Du Pont (E.I.) DE Nemours .................           22,525     $    1,154,181
                                                                 --------------

METALS - 0.8%
Alcoa .....................................           18,955            576,042
                                                                 --------------

TOTAL COMMON STOCKS - 99.5%
(Cost $64,903,678) ........................                      $   75,926,875

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.5%                            399,576
                                                                 --------------

NET ASSETS - 100.0% .......................                      $   76,326,451
                                                                 ==============

*     Non-income producing security.

ADR - American Depository Receipt.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
================================================================================

To the Board of Trustees and Shareholders
Touchstone Strategic Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Touchstone Strategic Trust, comprised of Emerging Growth Fund, Growth Opportunities Fund, Large Cap Core Equity Fund (formerly Enhanced 30 Fund), Large Cap Growth Fund, Micro Cap Growth Fund, Small Cap Growth Fund, and Value Plus Fund (the "Funds") as of March 31, 2005, and the related statements of operations for the year or period then ended, and the statements of changes in net assets and financial highlights for each of the periods indicated therein, except for the financial highlights for the Large Cap Growth Fund for each of the three years in the period ended December 31, 2002, which were audited by other auditors whose report dated February 12, 2003 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising Touchstone Strategic Trust at March 31, 2005, the results of their operations for the year or period then ended, the changes in their net assets and their financial highlights for each of the periods indicated therein, except for those periods audited by other auditors, in conformity with accounting principles generally accepted in the United States.


                                                /s/ Ernst & Young LLP

Cincinnati, Ohio
May 17, 2005

OTHER ITEMS
(UNAUDITED)
================================================================================

DIVIDEND RECEIVED DEDUCTION

For corporate shareholders, the following ordinary dividends paid during the year ended March 31, 2005 qualify for the corporate dividends received deduction:

        Large Cap Core Equity Fund      100%
        Small Cap Growth Fund             0%
        Value Plus Fund                 100%

PROXY VOTING

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30, 2004 are available without charge upon request by calling toll free 1.800.543.0407. These items are also available on the Securities and Exchange Commission's website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q beginning with the December 2004 quarter. The complete listing (i) is available on the Commission's website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SCHEDULE OF SHAREHOLDER EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six Months Ended March 31, 2005" to estimate the expenses you paid on your account during this period.

OTHER ITEMS
(UNAUDITED) (CONTINUED)
================================================================================

SCHEDULE OF SHAREHOLDER EXPENSES (CONTINUED)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                TOTAL                                           EXPENSES PAID
                                NET EXPENSE     RETURN                           ENDING          DURING THE
                                   RATIO        PERIOD        BEGINNING         ACCOUNT          SIX MONTHS
                                 ANNUALIZED     ENDED       ACCOUNT VALUE         VALUE            ENDED
                                  MARCH 31,    MARCH 31,       OCT. 1,           MARCH 31,        MARCH 31,
                                    2005         2005           2004*              2005            2005**
------------------------------------------------------------------------------------------------------------
EMERGING GROWTH FUND
        Class A Actual .....        1.50%       11.35%      $   1,000.00      $   1,113.50      $       7.90
        Class A Hypothetical ..     1.50%        2.49%      $   1,000.00      $   1,017.45      $       7.55

        Class B Actual .....        2.25%       11.01%      $   1,000.00      $   1,110.10      $      11.84
        Class B Hypothetical ..     2.25%        2.49%      $   1,000.00      $   1,013.71      $      11.30

        Class C Actual .....        2.25%       10.95%      $   1,000.00      $   1,109.50      $      11.83
        Class C Hypothetical ..     2.25%        2.49%      $   1,000.00      $   1,013.71      $      11.30

GROWTH OPPORTUNITIES FUND
        Class A Actual .....        1.68%        7.76%      $   1,000.00      $   1,077.60      $       8.70
        Class A Hypothetical ..     1.68%        2.49%      $   1,000.00      $   1,016.55      $       8.45

        Class B Actual .....        2.95%        7.54%      $   1,000.00      $   1,075.40      $      15.26
        Class B Hypothetical ..     2.95%        2.49%      $   1,000.00      $   1,010.22      $      14.79

        Class C Actual .....        2.61%        7.68%      $   1,000.00      $   1,076.80      $      13.51
        Class C Hypothetical ..     2.61%        2.49%      $   1,000.00      $   1,011.92      $      13.09

LARGE CAP CORE EQUITY FUND
        Class A Actual .....        1.00%        7.81%      $   1,000.00      $   1,078.10      $       5.18
        Class A Hypothetical ..     1.00%        2.49%      $   1,000.00      $   1,019.95      $       5.04

        Class B Actual .....        1.75%        7.40%      $   1,000.00      $   1,074.00      $       9.05
        Class B Hypothetical ..     1.75%        2.49%      $   1,000.00      $   1,016.21      $       8.80

        Class C Actual .....        1.75%        7.36%      $   1,000.00      $   1,073.60      $       9.05
        Class C Hypothetical ..     1.75%        2.49%      $   1,000.00      $   1,016.21      $       8.80


94
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================================================================================

SCHEDULE OF SHAREHOLDER EXPENSES (CONTINUED)

                                                TOTAL                                          EXPENSES PAID
                                NET EXPENSE     RETURN                          ENDING          DURING THE
                                   RATIO        PERIOD        BEGINNING         ACCOUNT          SIX MONTHS
                                 ANNUALIZED     ENDED       ACCOUNT VALUE         VALUE            ENDED
                                  MARCH 31,    MARCH 31,       OCT. 1,           MARCH 31,        MARCH 31,
                                    2005         2005           2004*              2005            2005**
------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
        Class A Actual .....        1.26%       14.09%      $   1,000.00      $   1,140.90      $       6.73
        Class A Hypothetical        1.26%        2.49%      $   1,000.00      $   1,018.65      $       6.34

        Class B Actual .....        2.25%       13.62%      $   1,000.00      $   1,136.20      $      11.98
        Class B Hypothetical        2.25%        2.49%      $   1,000.00      $   1,013.71      $      11.30

        Class C Actual .....        2.03%       13.74%      $   1,000.00      $   1,137.40      $      10.82
        Class C Hypothetical        2.03%        2.49%      $   1,000.00      $   1,014.81      $      10.20

        Class I Actual .....        1.01%        8.29%      $   1,000.00      $   1,082.90      $       4.09
        Class I Hypothetical        1.01%        1.95%      $   1,000.00      $   1,015.52      $       3.96

MICRO CAP GROWTH FUND
        Class A Actual .....        1.95%       15.43%      $   1,000.00      $   1,154.30      $      10.47
        Class A Hypothetical        1.95%        2.49%      $   1,000.00      $   1,015.21      $       9.80

        Class C Actual .....        2.70%       15.05%      $   1,000.00      $   1,150.50      $      14.48
        Class C Hypothetical        2.70%        2.49%      $   1,000.00      $   1,011.47      $      13.54

        Class I Actual .....        1.55%       12.84%      $   1,000.00      $   1,128.40      $       8.09
        Class I Hypothetical        1.55%        2.45%      $   1,000.00      $   1,016.92      $       7.67

SMALL CAP GROWTH FUND
        Class A Actual .....        1.95%        4.89%      $   1,000.00      $   1,048.90      $       9.96
        Class A Hypothetical        1.95%        2.49%      $   1,000.00      $   1,015.21      $       9.80

        Class B Actual .....        2.70%        4.54%      $   1,000.00      $   1,045.40      $      13.77
        Class B Hypothetical        2.70%        2.49%      $   1,000.00      $   1,011.47      $      13.54

        Class C Actual .....        2.70%        4.54%      $   1,000.00      $   1,045.40      $      13.77
        Class C Hypothetical        2.70%        2.49%      $   1,000.00      $   1,011.47      $      13.54

        Class I Actual .....        1.55%        5.16%      $   1,000.00      $   1,051.60      $       7.93
        Class I Hypothetical        1.55%        2.49%      $   1,000.00      $   1,017.20      $       7.80


                                                                              95
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================================================================================

SCHEDULE OF SHAREHOLDER EXPENSES (CONTINUED)

                                                TOTAL                                         EXPENSES PAID
                                NET EXPENSE     RETURN                          ENDING          DURING THE
                                   RATIO        PERIOD        BEGINNING         ACCOUNT          SIX MONTHS
                                 ANNUALIZED     ENDED       ACCOUNT VALUE         VALUE            ENDED
                                  MARCH 31,    MARCH 31,       OCT. 1,           MARCH 31,        MARCH 31,
                                    2005         2005           2004*              2005            2005**
------------------------------------------------------------------------------------------------------------
VALUE PLUS FUND
        Class A Actual .....        1.30%        6.66%      $   1,000.00      $   1,066.60      $       6.70
        Class A Hypothetical        1.30%        2.49%      $   1,000.00      $   1,018.45      $       6.54

        Class B Actual .....        2.05%        6.31%      $   1,000.00      $   1,063.10      $      10.54
        Class B Hypothetical        2.05%        2.49%      $   1,000.00      $   1,014.71      $      10.30

        Class C Actual .....        2.05%        6.39%      $   1,000.00      $   1,063.90      $      10.55
        Class C Hypothetical        2.05%        2.49%      $   1,000.00      $   1,014.71      $      10.30

* The example is based on an investment of $1,000 invested at the beginning of the period (October 1, 2004 for the Emerging Growth Fund, Growth Opportunities Fund, Large Cap Core Equity Fund, Large Cap Growth Fund Class A, Class B and Class C, Micro Cap Growth Fund Class A and Class C, Small Cap Growth Fund, and the Value Plus Fund; October 4, 2004 for the Micro Cap Growth Fund Class I and November 10, 2004 for the Large Cap Growth Fund Class I) and held for the entire period through March 31, 2005.

** Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365] (to reflect the one-half year period).

SPECIAL MEETINGS OF SHAREHOLDERS

On February 15, 2005, a Special Meeting of Shareholders was held to approve or disapprove the election of nine Trustees to the Touchstone Strategic Trust.

The results of the voting for Trustees were as follows:

NOMINEES                                     FOR              ABSTAIN
--------------------------------------------------------------------------------
Jill T. McGruder                        67,803,362.181      349,984.312
John F. Barrett                         67,804,913.322      348,433.171
Richard L. Brenan                       67,775,390.095      377,956.398
J. Leland Brewster II                   67,751,018.367      402,328.126
Phillip R. Cox                          67,790,077.865      363,268.628
H. Jerome Lerner                        67,804,977.923      348,368.570
Donald C. Siekmann                      67,780,972.344      372,374.149
Robert E. Stautberg                     67,788,766.971      374,579.522
John P. Zanotti                         67,800,667.582      352,678.911
--------------------------------------------------------------------------------

On February 25, 2005, a Special Meeting of Shareholders of the Touchstone Strategic Trust was held to approve or disapprove an amendment to the fee schedule of the Large Cap Growth Fund's Investment Advisory Agreement.

The change was approved as follows:

                                                  NUMBER OF SHARES
                                     -------------------------------------------
                                          FOR          AGAINST         ABSTAIN
--------------------------------------------------------------------------------
Touchstone Large Cap Growth Fund     7,988,043.352   532,746.503    286,192.822
--------------------------------------------------------------------------------


96
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ADVISORY AGREEMENT APPROVAL DISCLOSURE

ADVISORY AGREEMENT

By its terms, the Advisory Agreement will remain in force for an initial two year period and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Advisor. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

The Board of Trustees, and by a separate vote, the Independent Trustees, approved the continuance of the Advisory Agreement between the Trust and the Advisor with respect to each Fund and the Sub-Advisory Agreement with respect to each Fund at a meeting held on November 18, 2004.

In determining whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreements for the Funds, the Advisor furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Advisory Agreement and of the Sub-Advisory Agreements is in the interests of each of the Funds and its respective shareholders. The information provided to the Board included: (1) industry data comparing advisory fees and expense ratios of comparable investment companies,
(2) comparative performance information; (3) the Advisor's revenues and costs of providing services to the Funds; and (4) information about the Advisor's and Sub-Advisors' personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Sub-Advisory Agreements with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Sub-Advisory Agreement with respect to each Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Sub-Advisory Agreement with respect to each of the Funds in a private session with counsel at which no representatives of management were present.

In approving the Funds' Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds including the personnel providing services; (2) the Advisor's compensation and profitability; (3) comparison of fees and performance with other advisers; (4) economies of scale; and (5) the terms of the Advisory Agreement. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Advisor Services. The Board considered the level and depth of knowledge of the Advisor, including the professional experience and qualifications of senior personnel. The Board discussed the Advisor's effectiveness in monitoring the performance of the Sub-Advisor and its timeliness in responding to performance issues. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor's senior management through Board meetings, discussions and reports during the preceding year. The Board took into account the Advisor's willingness to consider and implement organizational and operational changes designed to improve investment results. The Board also took into account the Advisor's compliance policies and procedures. The Board noted the Advisor's responsiveness to regulatory changes and industry developments that the mutual fund industry has recently


                                                                              97
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ADVISORY AGREEMENT APPROVAL DISCLOSURE (CONTINUED)

experienced. The Board also considered the Advisor's efforts in marketing the Funds. The quality of administrative and other services, including the Advisor's role in coordinating the activities of the Funds' other service providers, was also considered. The Board also considered the Advisor's relationship with its affiliates and the resources available to them. The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each of the Funds under the Advisory Agreement.

Advisor's Compensation and Profitability. The Board also took into consideration the financial condition and profitability of the Advisor and its affiliates and the direct and indirect benefits derived by the Advisor and its affiliates from the Advisor's relationship with the Funds. The information considered by the Board included operating profit margin information for the Advisor's business as a whole. The Trustees also considered the profitability data that they received during the previous year on a Fund-by-Fund basis, noting that the Advisor has waived advisory fees and reimbursed expenses for the Funds (with the exception of Growth Opportunities Fund) and also pays the sub-advisory fees out of the advisory fees the Advisor receives from the Funds. The Trustees reviewed the profitability of the Advisor's relationship with the Funds both before and after tax expenses and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Funds, noting the ongoing commitment of the Advisor's parent with respect to providing support and resources as needed. The Trustees also considered that the Funds' distributor, an affiliate of the Advisor, received Rule 12b-1 distribution fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares. The Trustees also noted that the Advisor derives reputational and other benefits from its association with the Funds.

The Trustees recognized that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Advisor. Based upon their review, the Trustees concluded that the Advisor's level of profitability from its relationship with each Fund was reasonable.

Expenses and Performance. The Board compared the advisory fees and total expense ratios for the Funds with various comparative data, including the industry median and average advisory fees and expense ratios in each Fund's respective peer group, and found the advisory fees paid by the Funds were reasonable and appropriate under the facts and circumstances. The Board considered the Funds' performance results during the six-months, twelve-months and twenty-four months ended September 30, 2004 and noted that the Board reviews on a quarterly basis detailed information about the Funds' performance results, portfolio composition and investment strategies.

The Board also considered the effect of each Fund's growth and size on its performance and expenses. The Board further noted that the Advisor has waived advisory fees and reimbursed expenses for the Funds as necessary to reduce their operating expenses to targeted levels. The Board noted that the fees under the Sub-Advisory Agreement for each Fund are paid by the Advisor out of the advisory fee it receives from the Fund and the impact of such sub-advisory fees on the profitability of the Advisor. In reviewing the expense ratios and performance of the Funds, the Board also took into account the nature, extent and quality of the services provided by the Advisor and its affiliates.

Emerging Growth Fund. The Fund's advisory fee and total expense ratio (net of applicable expense waivers) were above the median of its peer group. The Fund's performance for the six-months, twelve-months and twenty-four months ended September 30, 2004 was in the 4th quartile of the


98
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ADVISORY AGREEMENT APPROVAL DISCLOSURE (CONTINUED)

Fund's peer group for the six- and twelve-month periods and in the 2nd quartile for the twenty-four month period. The Trustees noted that management had explained the sector allocation and stock selection factors contributing to the near-term relative under-performance of the Fund, but represented that the overall portfolio management strategy remained consistent. Based upon their review, the Trustees concluded that the quality of the services provided by the Advisor and the Fund's Sub-Advisors offset the recent performance ranking and that the advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

Growth Opportunities Fund. The Fund's advisory fee and total expense ratio were above the median of its peer group. The Fund's performance for the six-months, twelve-months and twenty-four months ended September 30, 2004 was in the 4th, 3rd and 2nd quartile, respectively, of the Fund's peer group. The Trustees considered the Advisor's discussion of its plans to address the Fund's recent performance. Based upon their review, the Trustees retained confidence in the Advisor's overall capabilities to manage the Fund and also found that the expense ratio was reasonable in view of the high quality of services received by the Fund.

Large Cap Core Equity Fund. The Fund's advisory fee and total expense ratio (net of applicable expense waivers) were below the median of its peer group. The Fund's performance for the six-months and twelve-months ended September 30, 2004 was in the 3rd quartile of the Fund's peer group and in the 1st quartile for the twenty-four months ended September 30, 2004. The Trustees noted that the Advisor had waived its entire advisory fee for the Fund. Based upon their review, the Trustees concluded that the Fund's expenses were reasonable and that the quality of the services provided by the Advisor and the Fund's Sub-Advisor offset the recent performance ranking.

Large Cap Growth Fund. The Fund's current advisory fee and total expense ratio (net of applicable expense waivers) were above the median and below the median, respectively, of its peer group. The Trustees also considered an amended fee schedule with respect to the advisory fee, noting the rate of the investment advisory fee that would be paid by the Fund under the amended fee schedule at potential future asset levels would be at the median as compared to those of representative comparable funds managed by other investment advisers. The Fund's performance for the six-months, twelve-months and twenty-four months ended September 30, 2004 was in the 1st quartile of the Fund's peer group. Based upon their review, the Trustees concluded that the Fund's expenses were reasonable and relative performance over time has been satisfactory.

Micro Cap Growth Fund. The Fund's advisory fee and total expense ratio (net of applicable expense waivers) were above the median of its peer group. Due to the fact that the Fund commenced operations in June 2004, it did not have a sufficient performance history for the Trustees to consider. The Trustees took into account their review at the time that they considered the initial approval of the Fund's Advisory Agreement and Sub-Advisory Agreement of the Sub-Advisor's performance with respect to a comparable investment company that the Sub-Advisor manages. The comparable fund managed by the Sub-Advisor outperformed the Lipper average for the one-, three- and five-year periods ended January 31, 2004 and was in the top decile of its peer group. Based upon their review, the Trustees concluded that the expense ratio was reasonable in view of the high quality of services received by the Fund.

Small Cap Growth Fund. The Fund's advisory fee and total expense ratio (net of applicable expense waivers) was above the median of its peer group. The Fund's performance for the six-months and twelve-months ended September 30, 2004 was in the 3rd quartile of the Fund's peer group. Based upon their review, the Trustees concluded that the Fund's expenses were reasonable


                                                                              99
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(UNAUDITED) (CONTINUED)
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ADVISORY AGREEMENT APPROVAL DISCLOSURE (CONTINUED)

and that the quality of the services provided by the Advisor and the Fund's Sub-Advisors offset the recent performance ranking.

Value Plus Fund. The Fund's advisory fee and total expense ratio (net of applicable expense waivers) were above the median and below the median, respectively, of its peer group. The Fund's performance for the six-months, twelve-months and twenty-four months ended September 30, 2004 was in the 3rd quartile of the Fund's peer group. Based upon their review, the Trustees concluded that the Fund's expenses were reasonable and that the quality of the services provided by the Advisor and the Fund's Sub-Advisor offset the recent performance ranking.

Economies of Scale. The Board noted that the advisory fee schedule for certain of the Funds contain breakpoints that reduce the fee rate on assets above specified levels. The Board considered the effective fees under the Advisory Agreement as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of each Fund grows. The Trustees noted that the current fee level for the Growth Opportunities Fund reflect such economies of scale. The Trustees also noted that if a Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that, under the Advisory Agreement, the fees payable to the Advisor by the Funds are reduced by total fees paid to the Sub-Advisor.

Conclusion. In considering the renewal of the Funds' Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund. The Board reached the following conclusions regarding the Funds' Advisory Agreement with the Advisor, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (b) the Advisor maintains an appropriate compliance program; (c) the performance of each Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (d) each Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on their conclusions, the Board determined that continuation of the Advisory Agreement for each of the Funds would be in the interests of the respective Fund and its shareholders.

SUB-ADVISORY AGREEMENT

The employment of each Sub-Advisor will remain in force for an initial two year period and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The employment of a Sub-Advisor may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of a Fund's outstanding voting securities, by the Advisor, or by the Sub-Advisor. Each Sub-Advisory Agreement will automatically terminate in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

In approving each Fund's Sub-Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds including the personnel providing services; (2) the Sub-Advisor's compensation; (3) a comparison of sub-advisory fees and


100
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(UNAUDITED) (CONTINUED)
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ADVISORY AGREEMENT APPROVAL DISCLOSURE (CONTINUED)

performance with other advisers; and (4) the terms of the Sub-Advisory Agreement. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Advisor regarding the services provided by the Sub-Advisors, including information presented periodically throughout the previous year. The Board noted the affiliation of certain of the Sub-Advisors for certain of the Funds with the Advisor. The Board noted that, on a periodic basis, the Board meets with various portfolio managers of a Sub-Advisor to discuss its respective performance and investment process and strategies. The Board considered the Sub-Advisors' level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Funds. The Trustees also noted the Sub-Advisors' brokerage practices including the use of affiliated brokers. The Board also considered the Sub-Advisors' regulatory and compliance history. The Board noted that the Advisor's compliance monitoring processes include quarterly reviews of compliance reports and annual compliance visits to the Sub-Advisors and that compliance issues are reported to the Board.

Sub-Advisor Compensation. The Board also took into consideration the financial condition of each Sub-Advisor and any indirect benefits derived by the Sub-Advisor and its affiliates from the Sub-Advisor's relationship with the Fund(s) that it sub-advises. In considering the cost of services to be provided by each Sub-Advisor and the profitability to that Sub-Advisor of its relationship with the Funds, the Trustees noted the undertakings of the Advisor to maintain expense limitations for the Funds and also noted that the fees under the Sub-Advisory Agreements were paid by the Advisor out of the advisory fees that it receives under the Advisory Agreement. With respect to each Sub-Advisor that is not affiliated with the Advisor, the Trustees also relied on the ability of the Advisor to negotiate the Sub-Advisory Agreement and the fees thereunder at arm's length. For each of the above reasons, the cost of services to be provided by the Sub-Advisor and the profitability to the Sub-Advisor of its relationship with each Fund were not material factors in the Trustees' deliberations. For similar reasons, the Trustees did not consider the potential economies of scale in a Sub-Advisor's management of a Fund to be a material factor in their consideration at this time although it was noted that the sub-advisory fee schedule for certain of the Funds contain breakpoints that reduce the fee rate on assets above specified levels.

Sub-Advisory Fees and Fund Performance. The Board considered that each Fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a sub-advisory fee to the Sub-Advisor. Accordingly, the Board considered the amount retained by the Advisor and the fee paid to the Sub-Advisor with respect to the various services provided by the Advisor and the Sub-Advisor. The Board compared the sub-advisory fees for each Fund with various comparative data, including the industry median and average sub-advisory fees in each Fund's respective investment category, and found that each Fund's sub-advisory fee was reasonable and appropriate under the facts and circumstances.

Emerging Growth Fund. The Fund's sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

Growth Opportunities Fund. The Fund's sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

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================================================================================

ADVISORY AGREEMENT APPROVAL DISCLOSURE (CONTINUED)

Large Cap Core Equity Fund. The Fund's sub-advisory fee was below the median of its peer group. Based upon their review, the Trustees concluded that the Fund's sub-advisory fee is reasonable.

Large Cap Growth Fund. The Fund's sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

Micro Cap Growth Fund. The Fund's sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

Small Cap Growth Fund. The Fund's sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

Value Plus Fund. The Fund's sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

As noted above, the Board considered each Fund's performance (with the exception of Micro Cap Growth Fund, which does not yet have a performance record) during the six-months, twelve-months and twenty-four months ended September 30, 2004 as compared to each Fund's respective peer group and noted that the Board reviews on a quarterly basis detailed information about the Funds' performance results, portfolio composition and investment strategies. It noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Sub-Advisor. The Board was mindful of the Advisor's focus on the Sub-Advisor's performance and its ways of addressing underperformance.

Conclusion. In considering the renewal of the Sub-Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Board reached the following conclusions regarding the Sub-Advisory Agreement, among others: (a) the Sub-Advisor is qualified to manage the applicable Fund's assets in accordance with its investment objectives and policies; (b) the Sub-Advisor maintains an appropriate compliance program; (c) the performance of each Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (d) each Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Sub-Advisor; and (e) the Sub-Advisor's investment strategies are appropriate for pursuing the respective investment objectives of each Fund. Based on their conclusions, the Board determined that approval of the Sub-Advisory Agreement with respect to each Fund would be in the interest of the respective Fund and its shareholders.

MANAGEMENT OF THE TRUST
(UNAUDITED)
================================================================================

Listed below is basic information regarding the Trustees and principal officers of the Trust. The Trust's Statement of Additional Information includes additional information about the Trustees and principal officers and is available, without charge, upon request by calling 1.800.543.0407.

INTERESTED TRUSTEES(1):
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                      TERM OF                                              FUNDS OVERSEEN
NAME                   POSITION(S)    OFFICE(2)                                            IN THE          OTHER
ADDRESS                HELD WITH      AND LENGTH OF     PRINCIPAL OCCUPATION(S)            TOUCHSTONE      DIRECTORSHIPS
AGE                    TRUST          TIME SERVED       DURING PAST 5 YEARS                FAMILY(3)       HELD(4)
-----------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder       Trustee and    Until             Senior Vice President of The       32              Director of LaRosa's
Touchstone             President      retirement at     Western and Southern Life                          (a restaurant chain).
Advisors, Inc                         age 75 or until   Insurance Company. President and
221 East Fourth Street                she resigns or    a director of IFS Financial
Cincinnati, OH                        is removed        Services, Inc. (a holding
Age: 49                                                 company). She is a director of
                                                        Capital Analysts Incorporated
                                                        (an investment advisor and
                                      Trustee since     broker-dealer), Integrated Fund
                                      1999              Services, Inc. (the Trust's
                                                        administrator and transfer
                                                        agent) and IFS Fund
                                                        Distributors, Inc. (a
                                                        broker-dealer), Touchstone
                                                        Advisors, Inc. (the Trust's
                                                        investment advisor) and
                                                        Touchstone Securities, Inc. (the
                                                        Trust's distributor). She is
                                                        also President and a director of
                                                        IFS Agency Services, Inc. (an
                                                        insurance agency), W&S Financial
                                                        Group Distributors, Inc. and IFS
                                                        Systems, Inc. She is Senior Vice
                                                        President and a director of Fort
                                                        Washington Brokerage Services,
                                                        Inc. (a broker-dealer). She is
                                                        President of Touchstone Tax-Free
                                                        Trust, Touchstone Investment
                                                        Trust, Touchstone Variable
                                                        Series Trust and Touchstone
                                                        Strategic Trust. She was
                                                        President of Touchstone
                                                        Advisors, Inc and Touchstone
                                                        Securities, Inc. until 2004.

-----------------------------------------------------------------------------------------------------------------------------------
John F. Barrett        Trustee        Until             Chairman of the Board, President   32              Director of The
The Western and                       retirement at     and Chief Executive Officer of                     Andersons (an
Southern Life                         age 75 or until   The Western and Southern Life                      agribusiness and
Insurance Company                     he resigns or     Insurance Company, Western-                        retailing company);
400 Broadway                          is removed        Southern Life Assurance Company                    Convergys
Cincinnati, OH                                          and Western & Southern Financial                   Corporation (a
Age: 56                                                 Group, Inc.; Director and                          provider of business
                                                        Chairman of Columbus Life                          support systems and
                                                        Insurance Company; Fort                            customer care
                                      Trustee since     Washington Investment Advisors,                    operations and Fifth
                                      2002              Inc., Integrity Life Insurance                     Third Bancorp.
                                                        Company and National Integrity
                                                        Life Insurance Company; Director
                                                        of Eagle Realty Group, Inc.,
                                                        Eagle Realty Investments, Inc.;
                                                        Integrated Fund Services, Inc.
                                                        and IFS Holdings, Inc.;
                                                        Director, Chairman and CEO of
                                                        WestAd, Inc.; President and
                                                        Trustee of Western & Southern
                                                        Financial Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT OF THE TRUST
(UNAUDITED) (CONTINUED)
================================================================================

INDEPENDENT TRUSTEES (CONTINUED):
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                      TERM OF                                              FUNDS OVERSEEN
NAME                   POSITION(S)    OFFICE(2)                                            IN THE          OTHER
ADDRESS                HELD WITH      AND LENGTH OF     PRINCIPAL OCCUPATION(S)            TOUCHSTONE      DIRECTORSHIPS
AGE                    TRUST          TIME SERVED       DURING PAST 5 YEARS                FAMILY(3)       HELD(4)
-----------------------------------------------------------------------------------------------------------------------------------
Richard L. Brenan      Trustee        Until             Retired Managing Partner of        32              Director of Wing
221 East Fourth Street                retirement at     KPMG, LLP (a certified public                      Eyecare Companies.
Cincinnati, OH                        age 75 or until   accounting firm); Director of
Age: 60                               he resigns or     The National Underwriter Company
                                      is removed        (a publisher of insurance and
                                                        finance services products) until
                                      Trustee since     2003.
                                      2005

-----------------------------------------------------------------------------------------------------------------------------------
J. Leland Brewster II  Trustee        Until             Retired Senior Partner of Frost    32              None
221 East Fourth Street                retirement in     Brown Todd LLC (a law firm).
Cincinnati, OH                        2005 or until     Director of Consolidated Health
Age: 76                               he resigns or     Services, Inc. until 2004.
                                      is removed

                                      Trustee since
                                      2000

-----------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox         Trustee        Until             President and Chief Executive      32              Director of the
221 East Fourth Street                retirement at     Officer of Cox Financial Corp.                     Federal Reserve Bank
Cincinnati, OH                        age 75 or until   (a financial services company).                    of Cleveland;
Age: 57                               he resigns or                                                        Cincinnati Bell (a
                                      is removed                                                           communications
                                                                                                           company); and
                                      Trustee since                                                        Cinergy Corporation
                                      1999                                                                 (a utility company).

-----------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner       Trustee        Until             Principal of HJL Enterprises (a    32              None
221 East Fourth Street                retirement at     privately held investment
Cincinnati, OH                        age 75 or until   company).
Age: 66                               he resigns or
                                      is removed

                                      Trustee since
                                      1989

-----------------------------------------------------------------------------------------------------------------------------------
Donald C. Siekmann     Trustee        Until             Executive Advisor for DuroBag      32              None
221 East Fourth Street                retirement at     Manufacturing, Co. (a paper bag
Cincinnati, OH                        age 75 or until   manufacturer); President of Shor
Age: 66                               he resigns or     Foundation for Epilepsy Research
                                      is removed        (a charitable foundation);
                                                        Trustee of Riverfront Funds
                                      Trustee since     (mutual funds) from 1999-2004.
                                      2005

-----------------------------------------------------------------------------------------------------------------------------------
Robert E. Stautberg    Trustee        Until             Retired Partner of KPMG LLP (a     32              Trustee of Good
221 East Fourth Street                retirement at     certified public accounting                        Samaritan Hospital,
Cincinnati, OH                        age 75 or until   firm). He is Vice President of                     Bethesda Hospital
Age: 70                               he resigns or     St. Xavier High School.                            and Tri-Health, Inc.
                                      is removed

                                      Trustee since
                                      1994

-----------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti        Trustee        Until             CEO, Chairman and Director of      32              Director of Qmed (a
221 East Fourth Street                retirement at     Avaton, Inc. (a wireless                           health care
Cincinnati, OH                        age 75 or until   entertainment company).                            management company).
Age: 56                               he resigns or     President of Cincinnati
                                      is removed        Biomedical (a life science and
                                                        economic development company).
                                      Trustee since     CEO, Chairman and Director of
                                      2002              Astrum Digital Information (an
                                                        information monitoring company)
                                                        from 2000 until 2001; President
                                                        of Great American Life Insurance
                                                        Company from 1999 until 2000; A
                                                        Director of Chiquita Brands
                                                        International, Inc. until 2000.
-----------------------------------------------------------------------------------------------------------------------------------

(1) Ms. McGruder, as a director of Touchstone Advisors, Inc., the Trust's investment advisor, and Touchstone Securities, Inc., the Trust's distributor and an officer of various affiliates of the advisor and distributor, is an "interested person" of the Trust within the meaning of
      Section 2(a)(19) of the 1940 Act. Mr. Barrett, as President and Chairman of The Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of Touchstone Advisors, Inc. and Touchstone Securities, Inc., Chairman of Fort Washington Investment Advisors, Inc., the Trust's sub-advisor, and an officer of other affiliates of the advisor and distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(2) Each Trustee is elected to serve until the age of 75 or after five years of service, whichever is greater, or until he or she sooner dies, resigns or is removed.

(3) The Touchstone Family of Funds consists of seven series of the Trust, five series of Touchstone Investment Trust, five series of Touchstone Tax-Free Trust and fifteen variable annuity series of Touchstone Variable Series Trust.

(4) Each Trustee is also a Trustee of Touchstone Tax-Free Trust, Touchstone Investment Trust and Touchstone Variable Series Trust.

MANAGEMENT OF THE TRUST
(UNAUDITED) (CONTINUED)
================================================================================

PRINCIPAL OFFICERS:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                      TERM OF                                              FUNDS OVERSEEN
NAME                   POSITION(S)    OFFICE(2)                                            IN THE          OTHER
ADDRESS                HELD WITH      AND LENGTH OF     PRINCIPAL OCCUPATION(S)            TOUCHSTONE      DIRECTORSHIPS
AGE                    TRUST          TIME SERVED       DURING PAST 5 YEARS                FAMILY(3)       HELD(4)
-----------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder       President      Until             See biography above                32              Director of LaRosa's
Touchstone             and Trustee    resignation,                                                         (a restaurant chain).
Advisors, Inc.                        removal or
221 East Fourth Street                disqualification
Cincinnati, OH                        President since
Age: 49                               2004; President
                                      from 2000-2002

-----------------------------------------------------------------------------------------------------------------------------------
Brian E. Hirsch        Vice           Until             Vice President-Compliance of IFS   32              None
Touchstone             President      resignation,      Financial Services, Inc.,
Advisors, Inc.         and Chief      removal or        Director of Compliance of Fort
221 East Fourth Street Compliance     disqualification  Washington Brokerage Services,
Cincinnati, OH         Officer        Vice President    Inc.; Chief Compliance Officer
Age: 48                               since 2003        of Puglisi & Co. from May 2001
                                                        until August 2002; Vice
                                                        President - Compliance of
                                                        Palisade Capital Management from
                                                        June 1997 until January 2000.

-----------------------------------------------------------------------------------------------------------------------------------
James H. Grifo         Vice           Until             President of Touchstone            32              None
Touchstone             President      resignation,      Securities, Inc. and Touchstone
Securities, Inc.                      removal or        Advisors, Inc.; Managing Director
221 East Fourth Street                disqualification  of Deutsche Asset Management until
Cincinnati, OH                        Vice President    2001.
Age: 53                               since 2004

-----------------------------------------------------------------------------------------------------------------------------------
William A. Dent        Vice           Until             Senior Vice President of           32              None
Touchstone             President      resignation,      Touchstone Advisors, Inc.;
Advisors, Inc.                        removal or        Marketing Director of Promontory
221 East Fourth                       disqualification  Interfinancial Network from
Street                                Vice President    2002-2003; Senior Vice President
Cincinnati, OH                        since 2004        of McDonald Investments from 1998
Age: 42                                                 - 2001; Managing Director of Key
                                                        Asset Management from 1991-1998.

-----------------------------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft   Controller     Until             Senior Vice President, Chief       32              None
Touchstone             and Treasurer  resignation,      Financial Officer and Treasurer of
Advisors, Inc.                        removal or        Integrated Fund Services, Inc.,
221 East Fourth Street                disqualification  IFS Fund Distributors, Inc. and
Cincinnati, OH                        Controller since  Fort Washington Brokerage
Age: 42                               2000 Treasurer    Services, Inc. She is Chief
                                      since 2003        Financial Officer of IFS Financial
                                                        Services, Inc., Touchstone
                                                        Advisors, Inc. and Touchstone
                                                        Securities, Inc. and Assistant
                                                        Treasurer of Fort Washington
                                                        Investment Advisors, Inc.

-----------------------------------------------------------------------------------------------------------------------------------
Tina H. Bloom          Secretary      Until             Vice President - Managing Attorney 32              None
Integrated Fund                       resignation,      of Integrated Fund Services, Inc.
Services, Inc.                        removal or        and IFS Fund Distributors, Inc.
221 East Fourth Street                disqualification
Cincinnati, OH                        Secretary since
Age: 36                               1999

-----------------------------------------------------------------------------------------------------------------------------------

(1) Each officer also holds the same office with Touchstone Investment Trust, Touchstone Tax-Free Trust and Touchstone Variable Series Trust.

(2) The Touchstone Family of Funds consists of seven series of the Trust, five series of Touchstone Investment Trust, five series of Touchstone Tax-Free Trust and fifteen variable annuity series of Touchstone Variable Series Trust.

[BACK COVER]
                                                       --------------------
Touchstone Investments

DISTRIBUTOR
Touchstone Securities, Inc.                              [GRAPHIC OMITTED]
221 East Fourth Street
Cincinnati, Ohio 45202-4133
800.638.8194
www.touchstoneinvestments.com
                                                       --------------------
INVESTMENT ADVISOR
Touchstone Advisors, Inc.
221 East Fourth Street
Cincinnati, Ohio 45202-4133

TRANSFER AGENT
Integrated Fund Services, Inc.
P.O. Box 5354 Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICE
800.543.0407

A Member of Western & Southern Financial Group(R)

--------------------------------------------------------------------------------

Touchstone Securities, Inc.
221 East Fourth Street
Cincinnati, Ohio 45202-4133




[LOGO] TOUCHSTONE
       INVESTMENTS
                                                       --------------------
                                                               TSF-262-0503
                                                       --------------------

ITEM 2. CODE OF ETHICS.

At the end of the period covered by this report, the registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Robert Stautberg is the registrant's audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. Audit fees totaled approximately $82,500 for the March 31, 2005 fiscal year and approximately $68,900 for the March 31, 2004 fiscal year.

(b) Audit-Related Fees. Audit-Related fees totaled approximately $113,200 for the March 31, 2005 fiscal year and consisted of SAS 70 internal control reviews of the registrant's fund accountant and transfer agent. Audit-Related fees totaled approximately $141,000 for the March 31, 2004 fiscal year, of which $46,000 consisted of due diligence services for fund acquisitions and $95,000 consisted of SAS 70 internal control reviews of the registrant's fund accountant and transfer agent.

(c ) Tax Fees. Tax fees totaled approximately $19,500 for the March 31, 2005 fiscal year and consisted of $17,500 for return preparation and $2,000 for capital loss limitation calculations. Tax fees totaled approximately $15,000 for the March 31, 2004 fiscal year and consisted of fees for tax compliance services.

(d) All Other Fees. There were no other fees for the March 31, 2005 or March 31, 2004 fiscal years.

(e) (1) Audit Committee Pre-Approval Policies. The Audit Committee's pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services," assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence and permissible non-audit services classified as "all other services" that are routine and recurring services.

(e)(2) All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were approximately $244,100 for the fiscal year ended March 31, 2005 and $238,800 for the fiscal year ended March 31, 2004.

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant does not have procedures by which shareholders may recommend nominees to its Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) The Code of Ethics for Senior Financial Officers was filed on March 9, 2004 with registrant's N-CSR for the Large Cap Growth Fund and is hereby incorporated by reference.

(a)(2) Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith.

(b)    Certification required by Item 11(b) of Form N-CSR is filed herewith.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Touchstone Strategic Trust
             -------------------------------------------------------------------

By (Signature and Title)

/s/ Jill T. McGruder
--------------------------------------------------------------------------------
Jill T. McGruder
President

Date:  June 6, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jill T. McGruder
--------------------------------------------------------------------------------
Jill T. McGruder
President

Date:  June 6, 2005

/s/ Terrie A. Wiedenheft
--------------------------------------------------------------------------------
Terrie A. Wiedenheft
Controller & Treasurer

Date:  June 6, 2005